                                               1933 ACT REGISTRATION NO. 2-97596
                                              1940 ACT REGISTRATION NO. 811-4297

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-1A

                       REGISTRATION STATEMENT UNDER THE
                            SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 49
                                     -AND-
                       REGISTRATION STATEMENT UNDER THE
                        INVESTMENT COMPANY ACT OF 1940
                               AMENDMENT NO. 50

                                 VAN ECK FUNDS
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 212-687-5200
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)

          THADDEUS LESZCZYNSKI, ESQ. - VAN ECK ASSOCIATES CORPORATION
                   99 PARK AVENUE, NEW YORK, NEW YORK 10016
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

             COPY TO: PHILIP NEWMAN, ESQ., GOODWIN PROCTER & HOAR
                  EXCHANGE PLACE, BOSTON, MASSACHUSETTS 02109
      __________________________________________________________________

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):


 [ ]   IMMEDIATELY UPON FILING PURSUANT   [ ]  ON (DATE) PURSUANT TO
       TO PARAGRAPH (B)                         PARAGRAPH (B)

 [ ]   60 DAYS AFTER FILING PURSUANT TO   [ ]  ON [DATE] PURSUANT TO
        PARAGRAPH (A)(1)                        PARAGRAPH (A)(1)

 [X]   75 DAYS AFTER FILING PURSUANT TO   [ ]  ON (DATE) PURSUANT TO
        PARAGRAPH (A)(2)                        PARAGRAPH (A)(2) OF RULE 485


IF APPROPRIATE, CHECK THE FOLLOWING BOX:

[ ] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A
    PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT

             ____________________________________________________

Registrant hereby elects to register an indefinite number of shares of beneficial interest, $.001 par value, of the Global Real Estate Fund pursuant to Rule 24f-2(a)(1). Registrant has heretofore declared its intention to register an indefinite number of shares of beneficial interest, $.001 par value, of the Emerging Markets Growth Fund, Gold/Resources Fund, U.S. Government Money Fund, International Investors Gold Fund, Global Income Fund, Asia Dynasty Fund, Global Balanced Fund, Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund, pursuant to Rule 24f-2 (a)(1) under the Investment Company Act of 1940. A Rule 24f-2 Notice was filed on or about February 21, 1997 for the fiscal year ended December 31, 1996 for all series.

                  ___________________________________________

                                 VAN ECK FUNDS
                              CROSS-REFERENCE PAGE
                   PURSUANT TO RULE 501 (B) OF REGULATION S-K
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED

                                   FORM N-1A
PART A
ITEM NO.                                LOCATION IN PROSPECTUS
--------                                ----------------------

1.  Cover Page                          Cover Page

2.  Synopsis                            Transaction Data

3.  Condensed Financial Information     N/A

4.  General Description of Registrant   The Trust; Investment Objective and
                                        Policies; Risk Factors; Limiting
                                        Investment Risks; Description of the
                                        Trust

5.  Management of the Fund              Management; Additional Information

5A. Management's Discussion of Fund
    Performance                         Management

6.  Capital Stock and Other Securities  Dividends and Distributions; Taxes;
                                        Description of the Trust; Additional
                                        Information

7.  Purchase of Securities Being
    Offered                             Purchase of Shares

8.  Redemption or Repurchase            Redemption of Shares

9.  Pending Legal Proceedings           N/A


PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------

10. Cover Page                          Cover Page

11. Table of Contents                   Table of Contents

12. General Information and History     N/A

13. Investment Objectives and Policies  Investment Objectives and Policies of
                                        the Funds; Risk Factors; Investment
                                        Restrictions; Portfolio Transactions and
                                        Brokerage

14. Management of the Fund              Trustees and Officers

15. Control Persons and Principal       Trustees and Officers
    Holders of Securities

PART B                                  LOCATION IN STATEMENT
ITEM NO.                                ADDITIONAL INFORMATION
--------                                ----------------------


16. Investment Advisory and Other       Investment Advisory Services;The
    Services                            Distributor; Trustees and Officers;
                                        Additional Information

17. Brokerage Allocation and Other      Portfolio Transactions and Brokerage
    Practices

18. Capital Stock and Other Securities  General Information

19. Purchase, Redemption and Pricing    Valuation of Shares; Exchange
    of Securities Being Offered         Privilege; Tax-Sheltered Retirement
                                        Plans; Investment Programs;
                                        Redemptions in Kind

20. Tax Status                          Taxes

21. Underwriters                        The Distributor

22. Calculation of Performance Data     Performance

23. Financial Statements                Financial Statements

PROSPECTUS                                                    MAY  , 1997

                     VAN ECK GLOBAL REAL ESTATE FUND
-------------------------------------------------------------------------------

                     99 Park Avenue, New York, N.Y. 10016
                     . Account Assistance: (800) 544-4653

-------------------------------------------------------------------------------

Shares of Global Real Estate Fund (the "Fund") are offered in three classes.
See "Purchase of Shares--Alternative Purchase Arrangements" on page   herein
to determine your purchase options for the Fund.

GLOBAL REAL ESTATE FUND (CLASS A, CLASS B AND CLASS C)--to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.




The Fund is managed by Van Eck Associates Corporation (the "Adviser"), 99 Park Avenue, New York, New York 10016. See "Management". Van Eck Securities Corporation (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as Distributor of the Fund's shares.

INVESTORS SHOULD BE AWARE THAT AN INVESTMENT IN THE FUND HAS GREATER INVESTMENT RISK THAN MANY MUTUAL FUNDS. THE FUND INTENDS TO ENGAGE IN A NUMBER OF INVESTMENT ACTIVITIES INCLUDING INVESTING IN A SINGLE INDUSTRY, BORROWING FOR INVESTMENT PURPOSES (I.E., ENGAGE IN LEVERAGING), INVESTING IN COUNTRIES WITH EMERGING SECURITIES MARKETS AND ECONOMIES AND INVESTING IN RESTRICTED SECURITIES OF UNSEASONED ISSUERS AND NON-READILY MARKETABLE SECURITIES. THESE INVESTMENT ACTIVITIES ARE CONSIDERED TO BE SPECULATIVE AND COULD RESULT IN ADDITIONAL COST AND INVESTMENT RISK TO THE FUND. CONSEQUENTLY, THE FUND IS NOT INTENDED TO BE A COMPLETE INVESTMENT AND ARE INTENDED FOR THOSE INVESTORS WHO CAN ASSUME GREATER RISK WITH RESPECT TO A PORTION OF THEIR INVESTMENT PORTFOLIO. FURTHER INFORMATION ON THE FUND AND THESE ACTIVITIES IS PROVIDED UNDER "RISK FACTORS" ON PAGES - AND INVESTORS SHOULD READ THIS MATERIAL CAREFULLY.


                               ---------------

This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

A Statement of Additional Information (the "SAI") dated May , 1997 about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the above address or call the telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------
Transaction Data...........................................................   3
The Fund...................................................................   4
Investment Objective and Policies..........................................   4
Risk.......................................................................   6
Limiting Investment Risks..................................................  10
Purchase of Shares.........................................................  10
Exchange Privilege.........................................................  18
Dividends and Distributions................................................  19
Tax-Sheltered Retirement Plans.............................................  20
Investment Programs........................................................  20
Redemption of Shares.......................................................  21
Management.................................................................  23
Plan of Distribution.......................................................  24
Advertising................................................................  25
Taxes......................................................................  26
Description of the Trust...................................................  26
Additional Information.....................................................  28

                               TRANSACTION DATA

The following table is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in a Fund. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "How to Buy Shares of the Funds." The Adviser may from time to time waive fees and/or reimburse certain expenses of a Fund.

                                              CLASS-A      CLASS-B      CLASS-C
                                              -------      -------      -------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum Sales Charge Imposed on
 Purchases (as a percent of offering
 price).................................       4.75%           0%           0%
Contingent Deferred Sales or Redemption
 Charge*................................          0%        5.00%        1.00%
ANNUAL FUND OPERATING EXPENSES (as a
 percent of average net assets):
Management Fees**.......................       1.00%        1.00%        1.00%
12b-1 Fees/Shareholder Servicing Fees...        .50%        1.00%        1.00%
Other Expenses..........................        .56%         .58%         .58%
                                               ----         ----         ----
  Transfer and Dividend Disbursing...... .15%         .17%         .17%
  Custodian Fees........................ .12%         .12%         .12%
  Other Expenses........................ .29%         .29%         .29%
                                         ---          ---          ---
Total Fund Operating Expenses...........       2.06%        2.58%        2.58%
                                               ====         ====         ====

EXAMPLE: You would bear the following expenses on a
 $1,000 investment assuming (1) 5% annual return and (2)
 redemption at the end of each time period
                                                                          CLASS-
                                                          CLASS-A CLASS-B   C
                                                          ------- ------- ------
 1 year.................................................  $ 67.41 $ 82.39 $35.85
 3 years................................................  $109.00 $128.91 $89.45

--------
 * Long-term shareholders in Funds may pay more than the economic equivalent of the maximum front-end sales charge permitted by the NASD. The shareholder servicing fee will not exceed .25%.
** The Adviser may temporarily reimburse and or waive certain operating expenses of the Fund including management and administrative fees. Such temporary reimbursements/waivers will have the effect of lowering the Fund's expense ratio.

 + The Contingent Deferred Sales Charge on Class B shares is applied to the lesser of purchase price or net asset value at redemption. The charge imposed on such amount is scaled down from 5% during the first year to 0% after the sixth year. Redemption Charge on Class C shares of 1% is applied to redemptions during the first year of purchase and is applied to the lesser of purchase price or net asset value at redemption.

++ Other Expenses are estimates which assume $30 million in average daily net assets. These expenses may vary and may be greater or less than these shown.
+++ The 5 and 10 year expenses are not required of those funds in operation for a period of less than 10 months.

Total Fund Operating Expenses assume $30 million in net assets and are estimates.

The above examples should not be considered a representation of past or future expenses or investment return. Actual expenses may be greater or less than those shown. Information regarding management fees and 12b-1 fees can be found under "Management" and "Plan of Distribution."

                                 THE FUND

The Van Eck Global Funds are: Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Income Fund, Global Hard Assets Fund and Global Real Estate Fund. Each of the Funds is a separate series of Van Eck Funds (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts on April 3, 1985 and an open-end management investment company. Class A shares are denoted with the suffix -A, Class B Shares with the suffix -B and Class C Shares with the suffix -C.

Asia Dynasty Fund is classified as diversified as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). With respect to 75% of the Fund's assets, no greater than 5% of the fund's assets and not more than 10% of the outstanding voting securities may be invested in an issuer. Global Real Estate Fund, Global Hard Assets Fund, Global Income Fund, Asia Infrastructure Fund and Global Balanced Fund are classified as non-diversified, as defined in the 1940 Act. This means that the Fund at the close of each quarter of its taxable year, must, in general, limit its investments in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets and (iii) the Fund will not own more than 10% of the outstanding voting securities.

The Adviser to the Funds is also investment adviser to each of the following mutual funds: International Investors Gold Fund, Gold/Resources Fund, Gold Opportunity Fund and U.S. Government Money Fund. These mutual funds, together with the Funds, are hereinafter referred to as the "Van Eck Group of Funds." Peregrine Asset Management serves as sub-investment adviser to the Emerging Markets Growth Fund, Inc. Fiduciary International Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

A description of the investment objectives and policies of the Fund is set forth below. For further information about the Fund's investment policies, see "Investment Objectives and Policies of the Funds" in the Statement of Additional Information.

GLOBAL REAL ESTATE FUND

INVESTMENT OBJECTIVE, POLICIES AND RISKS

The Fund seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. The Fund will seek both current income and capital appreciation. Equity securities will include common stock, preferred stock and securities convertible into common stock.

The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. Equity securities include common stocks (including Real Estate Investment Trusts-- "REITs"), rights or warrants to purchase common stocks, securities convertible into common stocks and preferred shares. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts; mortgage real estate investment trusts; real estate brokers or developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities.

The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world including the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgement of the Fund's Adviser. Generally, a portion of the assets of the Fund will be denominated or traded in foreign currencies.

Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Investments may also be made in convertible and non-convertible debt securities of such companies. Up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Fund's investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

INVESTMENTS RELATED TO REAL ESTATE: Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

[FUND'S BENEFITS AND RISKS]

[BENEFITS]: The Advisor believes the real estate industry globally has potential for dramatic economic growth. The Fund offers investors who believe that the real estate industry has strong potential the ability to concentrate an investment in the industry. The Fund's performance is closely tied to economic and political conditions and factors affecting the real estate industry. The Fund may not be suitable for all investors and is intended for investors more actively involved in selecting investments, who are willing to assume greater risk, and as a complement to a broader investment plan. The Fund is not intended as a complete investment program.

When you sell your Fund shares they may be worth more or less than you paid for them. Their value will depend upon the value of the Fund's investments, which varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and of the countries in which the Fund may invest, and general market, economic and political conditions. The securities of smaller, less well-known companies may be particularly volatile. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer. In addition, some of the Fund's investments may be denominated in foreign currencies which fluctuate in response to global economic, market and political factors. The Adviser will select investments for the Fund that it believes offer the greatest opportunity for maximum total return. There can be no assurance that the Adviser will be successful.

The Adviser normally invests the Fund's assets according to its investment objective and policies. The Adviser determines whether an issuer or its principal business is in the real estate industry by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the Fund's investments among countries, the Adviser considers such factors as the potential for economic growth, political developments, expected levels of inflation, governmental policies and the outlook for currency relationships. There can be no assurance that the Fund will achieve its investment objective.

                                   RISK

INDUSTRY RISK

In addition to the risks generally associated with investing in international securities and emerging markets, because the Fund concentrates investments in a single industry, the share values can be expected to be more volatile than those of funds that invest in many industries.

The Adviser anticipates that the Fund will give particular consideration to investments in the United States, Canada, Hong Kong, Singapore, Malaysia, Japan, Australia and the United Kingdom. The Fund will also invest in other non-U.S. markets, including emerging markets in Asia, Latin America and Eastern Europe (see Risk-Emerging Markets risks below).

REAL ESTATE INDUSTRY

Companies in this industry are subject to risks similar to those involved with owning real estate. Real estate values may fluctuate as a result of general and local economic conditions, increased building and increased competition, increases in property taxes and operating expenses, changes in zoning and other laws, casualty and condemnation losses, limitations on rents, governmental actions, the ability of borrowers and tenants to make loan payments and rents, and increases in interest rates.

[EMERGING MARKET RISKS]

Investors should expect volatility in the value of the Fund's shares. Emerging markets are characterized by wide fluctuations in securities prices. Countries in Asia are in various stages of economic development. Each has its own risks. Most countries in Asia are considered emerging markets, which generally have low-to-middle-income economies. Most countries in this region are heavily dependent on international trade. Some have prosperous economies but are sensitive to world commodity prices. Others are especially vulnerable to recessions and economic factors in other countries. Some countries in the region have experienced rapid growth recently, and many suffer from obsolete financial systems, economic problems, or less developed legal systems. Many are experiencing political and social uncertainty. In addition, the return of Hong Kong to Chinese control may affect the entire region known as "Greater China". The securities markets in Asia may be subject to emergencies caused by governmental actions and political and economic factors. In the event an emergency exists, the Fund may, with the approval of the SEC, suspend your right to redeem your Fund shares during the emergency.

The Fund may invest in Russian issuers. Investments in Russia involve the risks associated with other foreign emerging markets. In particular, settlement, clearing and registration of securities in Russia is in an underdeveloped state. Ownership of shares (except those held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the issuer's share register and normally evidenced by extracts from that register, which have no legal enforceability.It is possible for the Fund to lose its registration and thus its ownership of these securities due to fraud, illegal amendment, negligence or even mere oversight. To reasonably ensure that its interest continues to be appropriately recorded, the Fund will invest only in those companies whose registrars have entered into a contract with the Fund's Russian sub-custodian, which gives the sub-custodian the right, among others, to inspect the share register and to obtain extracts of share registers through regular audits. While these procedures reduce the risk of loss, there can be no assurance that they will be effective.

[INTERNATIONAL INVESTING RISKS]

The Fund's policy of investing in non-U.S. markets and, in particular, emerging markets, involves increased or additional economic and political risks from those mentioned above as compared to investing in the U.S. or other developed markets. The Fund's share price will be affected by events and factors in the various world markets.

The markets in Asia have generally less stringent investor protection rules and enforcement, disclosure standards and governmental regulation. In addition, some foreign companies are not subject to the same financial accounting, auditing and reporting standards that are required of U.S. companies. Compared to U.S. markets, foreign markets are less developed and less liquid, have fewer issuers, may be more subject to influence by large investors and more susceptible to manipulation. Some have unstable governments. In addition to the political and economic factors that can affect the value of foreign securities, a governmental or quasi-governmental issuer may be unwilling to repay principal and interest when due and may require that the conditions for payment be renegotiated. Investing in countries with emerging economies or securities markets is subject to the additional risks associated with political and economic structures undergoing rapid change; economies heavily dependent upon international trade and extremely sensitive to commodity prices and to economic factors in other countries; the lack of developed securities markets and effective regulations; less developed legal and economic sectors, restrictions on foreign ownership of securities; and governments that in the past have failed to recognize private ownership, have nationalized or expropriated private property, imposed currency exchange controls, levied confiscatory taxes and limited the removal of funds or other assets.

[OTHER RISKS]

In addition, because the Fund may invest in a wide variety of investments and use various investment techniques, the Fund may be riskier and more volatile than funds whose investments and investment techniques are less varied. Some of the more common risks associated with the investments and investment techniques available to the Fund and not discussed here are summarized below in "Fund's Investments and Techniques." See also "Risk Factors" in the SAI.

[INVESTMENT POLICIES]: In pursuing its goals, the Fund will focus on equity securities but may also invest in other types of financial instruments, including debt securities of any quality. The Fund may invest in the securities of any issuer within its industry, including companies and other business organizations, as well as governments and governmental and quasi-governmental agencies. The Fund, however, will tend to focus on the equity securities of both large and small companies in the real estate industry. Except in unusual circumstances, at least 65%, and at times nearly all, of the Fund's total assets will normally be invested in securities of issuers in the real estate industry. The Fund will normally invest in at least three countries including the United States. The Fund may invest all of its assets in a particular segment of the industry.

The adviser may use different investment techniques to attempt to achieve the Fund's investment objective or to hedge the Fund's risks, but there is no guarantee that these strategies will work as the Adviser intends. Also, as a mutual fund, the Fund seeks to spread investment risks by diversifying its holdings among many companies and countries. Of course, diversification does not eliminate risk and when you sell your Fund shares, they may be worth more or less than you paid for them. Unlike many other Funds, the Fund does not diversify among industries and the value of its shares will reflect events affecting the industry.

The Fund may, in seeking to avoid foreign taxes or comply with foreign investment restrictions, invest in certain countries through wholly-owned entities organized in another country.

Some of the Fund's investments will be denominated in a foreign currency. To attempt to protect against uncertainties in the markets or in anticipation of the need for cash to meet redemption requests or settlement of portfolio transactions, the Fund may, for temporary defensive purposes, invest in short-term debt securities and money market instruments in excess of 35% of its total assets. There is no limit on the amount of foreign currencies or short-term instruments denominated in a foreign currency the Fund may hold.

The Fund may invest in a variety of instruments that are or may become available in the market, and the Adviser may use a number of investment techniques and strategies to achieve the Fund's objective. There are a number of risks and restrictions associated with these instrument types and investment practices that should be considered by investors. The investment types and investment practices that will be used most often are listed below under "Investments and Techniques." (A complete listing of the Fund's policies and limitations and more detailed information about the Fund's investments and strategies is contained in the SAI.) Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.

The Adviser may not buy all of these instruments or use all of these techniques to the full extent permitted unless it believes that doing so will help the Fund achieve its goals. Current holdings and recent investment strategies are described in the Fund's financial reports which will be sent to shareholders twice a year. For a free SAI, call (800) 544-4653 or write to the Fund at the address on the cover. The Fund commenced operations on May , 1997, therefore the first semi-annual report for the period ended June 30, 1997, will be available on or about September 1, 1997.

[INVESTMENTS AND TECHNIQUES]

EQUITY SECURITIES: Equity securities may include common stocks, preferred stocks, direct equity interests in unincorporated entities or enterprises, convertible securities, and rights and warrants. Common stocks, the most familiar type of equity security, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market, economic and political conditions. Smaller companies and companies concentrated in a particular industry are especially sensitive to these factors. Equity swaps, indexed securities and similar instruments whose values are tied to one or more equity securities are considered to be equity securities.

DIVERSIFICATION: Diversification of the Fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer.

RESTRICTIONS: With respect to 75% of total assets, the Fund may not invest more than 5% of its total assets in securities (including debt securities) of any one issuer. These limitations do not apply to U.S. government securities. Except for temporary defensive purposes, the Fund will invest more than 25% of its total assets in the industry in which it concentrates.

REAL ESTATE INVESTMENTS: Real Estate Investments include debt and equity securities of companies engaged in the real estate business, REITs, real estate mortgage investment companies and similar securities.

REITS

A REITs assets generally consist primarily of interest in real estate and real estate loans. REITs are often classified as equity, mortgage or hybrids. An equity REIT owns property and realizes income from rents and gain or loss from the sale of real estate interests. A mortgage REIT invests in real estate mortgage loans and realizes income from interest payments on the loans. A hybrid REIT invests in both equity and debt. An equity REIT maybe an operating or financing company. An operating company provides operational and management expertise to and exercises control over, many if not most operational aspects of the property.

DEBT SECURITIES: Bond and other debt instruments are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. In general, bond prices rise when interest rates fall, and vice versa. Debt securities have varying degrees of quality and varying levels of sensitivity to changes in interest rates. Longer-term bonds are generally more sensitive to interest rate changes than short-term bonds.

Lower-quality debt securities (sometimes called "junk bonds") are speculative and involve greater risk of default or price fluctuations due to changes in the issuer's creditworthiness, or the reality that the issuer may already be in default. The market prices of these securities may fluctuate more than higher- quality securities and may decline significantly in periods of general economic difficulty or downturns in a particular industry.

RESTRICTIONS: The Fund currently intends to limit its investments in debt securities rated lower than Baa by Moody's Investors Services ("Moody's") to 25% of its total assets. Purchase of a debt security is consistent with the Fund's debt quality policy if it is rated at or above the stated level by Moody's or rated in the equivalent categories by Standard & Poor's Corporation ("S&P"), or other rating agency or is unrated but judged to be of equivalent rating quality by the Adviser. The ratings of ratings agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality.

The SAI provides an explanation of the ratings assigned to debt holdings (not including money market instruments).

FOREIGN AND EMERGING MARKETS SECURITIES: The Fund will normally invest a portion of its assets in securities of issuers located outside the U.S. and traded outside the U.S. These securities will usually be non-U.S. dollar denominated, but also may be dollar denominated (such as ADRs). Changes in the value of foreign currencies can significantly affect the value of a Fund's investments and share price. The Adviser may use a variety of techniques to either increase or decrease the Fund's exposure to any currency.

ADJUSTING INVESTMENT EXPOSURE: The Fund may use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options, futures and forward contracts, entering into currency exchange contracts, swap agreements, purchasing indexed securities, and selling securities short.

The Adviser may use these practices to adjust the risk and return characteristics of the Fund's portfolio of investments. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund investment, these techniques could result in a loss to the Fund, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss to the Fund if the counterparty to the transaction does not perform as promised.

REPURCHASE AGREEMENTS: In a repurchase agreement, the Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. The difference between the sale and repurchase prices represents interest earned by the Fund. Delays or losses to the Fund could result if the other party to the agreement defaults or becomes insolvent.

FOREIGN REPURCHASE AGREEMENTS: Repurchase agreements with foreign dealers may be less well-secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss or counterparty default. Some counterparties in these transactions may be less creditworthy and subject to less regulation than those in U.S. markets.

ILLIQUID AND RESTRICTED SECURITIES: Some investments may be determined by the Adviser, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. Securities subject to legal or contractual restrictions and repurchase agreements maturing in more than seven days are considered illiquid. Difficulty in selling these securities may result in a loss or may be costly to the Fund.

RESTRICTIONS: The Fund may not enter into a repurchase agreement maturing in more than seven days if, as a result, more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

SHORT SELLING: Short selling involves selling a security that a Fund does not own and has borrowed from a broker. When the Fund purchases the security to replace the borrowed security, if the value of the security declines as anticipated, the Fund will profit to the extent of the difference between the purchase price and the sale price. If the price of the security increases, the Fund will suffer a loss.

RESTRICTIONS: The value of securities of any one issuer sold short will constitute no more than 2% of the Fund's net assets or no more than 2% of the issuer's outstanding class of securities. Only liquid securities will be sold short. The value of the securities sold short will constitute no more than 25% of the Fund's net assets.

DIRECT INVESTMENTS: A direct investment is generally illiquid and includes the purchase of an equity (ownership) interest in a private transaction, and generally involves entering into a shareholder or similar agreement; often it involves the appointment of a Fund representative to the enterprises board of directors or similar body to protect the Fund's rights and to facilitate eventual disposition of the equity interest.

RESTRICTION: No more than 10% of the Fund's net assets will be committed to direct investments. Therefore, the Fund will not purchase direct interests in real estate.

PORTFOLIO TURNOVER AND BROKERAGE: It is anticipated that the annual portfolio turnover rate for the Fund may exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects brokerage commissions and other transaction costs which the Fund bears directly. A high rate of portfolio turnover will increase such costs. See the Statement of Additional Information for further information regarding the brokerage allocation practices of the Fund.

OTHER INSTRUMENTS: Other securities in which the Fund may invest include rights and securities of investment companies.

LEVERAGE: The Fund may use leverage by borrowing from banks, or through reverse repurchase agreements, futures, options and similar transactions. Leverage will subject the Fund's share price to greater fluctuation.

RESTRICTIONS: The Fund may not borrow in an amount exceeding 33 1/3% of its total assets.

LENDING OF PORTFOLIO SECURITIES: Securities may be lent to broker-dealers and institutions, including affiliates of the Adviser. Lending is a means for the Fund to earn income. This practice could result in a loss or a delay in recovering the Fund's securities.

RESTRICTIONS: Loans of the Fund's securities, in the aggregate, may not exceed 33 1/3% of the Fund's total assets.

FUNDAMENTAL POLICIES AND RESTRICTIONS

Some of the policies and restrictions discussed on the preceding pages are fundamental, which are subject to change only with shareholder approval, and are all listed below. All policies stated throughout this Prospectus, other than those identified in this section as fundamental, can be changed without shareholder approval.

The Fund's investment objective is to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. The Fund's objective can be changed only with shareholder approval.

The Fund, at the close of each quarter of its taxable year, must, in general, limit its investments in the securities of a single issuer to (i) no more than 25% of its assets, (ii) with respect to 50% of the Fund's assets, no more than 5% of its assets and (iii) the Fund will not own more than 10% of the outstanding voting securities. The Fund will invest at least 25% of its total assets in its industry. The Fund may borrow in an amount not exceeding 33 1/3% of its total assets. Loans of the Fund's securities, in the aggregate, may not exceed 33 1/3% of its total assets.








                           LIMITING INVESTMENT RISKS

While an investment in any of the Fund is not without risk, the Funds follow certain policies in managing their investments which may help to reduce risk. Certain of these policies are deemed fundamental and may be changed as to a Fund only with the approval of the holders of a majority of outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of outstanding shares are present in person or by proxy, or (ii) more than 50% of outstanding shares. Certain of the more significant investment restrictions applicable to the Funds are set forth below. Additional restrictions are described in the SAI.

  1. The Fund will not invest more than 15% of the value of their net assets in securities which are not readily marketable (including repurchase agreements which mature in more than seven days and over-the-counter options and over-the-counter foreign currency options).

  2. The Fund will not invest more than 10% of their total assets in securities of other investment companies.

Further information regarding these and other of the Funds' investment policies and restrictions is provided in the SAI.

                              PURCHASE OF SHARES

Shares of the Fund may be purchased either by (1) ordering the shares through a selected broker-dealer or bank, and forwarding a completed Application or brokerage firm settlement instructions with payment;* or (2) completing an Application and mailing it with payment to the Fund's Transfer Agent and Dividend Paying Agent, DST Systems, Inc., ("DST"). Payment, made payable to the Van Eck Funds, must be made in U.S. Dollars. Third party checks will not be accepted. Checks drawn on a foreign bank will not be accepted unless provisions are made for payment in U.S. Dollars through a U.S. bank. The Fund reserves the right to reject any purchase order.

Orders respecting shares of the Fund that are mailed to DST will be processed as of the day of receipt at DST, provided the order is in proper form and is received at DST prior to 4:00 p.m. Eastern Time. Orders mailed to DST, addressed to P.O. Box 418407, Kansas City, Missouri, 64141, must be deposited in the DST P.O. Box prior to 11:30 a.m. Eastern Time in order to receive the price computed that day. If a shareholder desires to guarantee a price based on a given date of receipt, the order should be mailed by overnight courier to DST at 1004 Baltimore, 4th Fl., Kansas City, Missouri, 64105, and must be received by DST on the date desired before 4:00 p.m. Eastern Time. Orders received by DST after the above times will be processed on the next business day. Do not send mail to DST marked personal and/or confidential as this may delay the processing of the order.

An investor who wishes to purchase shares of more than one Fund must complete separate Applications for each Fund and remit separate checks to each Fund. An investor may request additional Applications from the Fund or photocopy the blank Application included with this Prospectus and complete it for each Fund. If an investor fails to indicate the Fund to be purchased, the check will be applied to a purchase of the U.S. Government Money Fund, a series of Van Eck Funds, and notification and a prospectus will be sent to the investor. The investor may then exchange at current price into the desired Fund. Initial purchases must be in the amount of $1,000 or more per account. Subsequent purchases must be in the amount of $100 or more, and may be made through selected dealers or banks or by forwarding payment to DST. Either minimum may be waived by the Fund for pension or retirement plans, for investment plans calling for periodic investments in shares of the Fund, for sponsored payroll deduction plans, for split funding or other insurance purchase plans or in other appropriate circumstances.

Van Eck Securities Corporation (the "Distributor"), 99 Park Avenue, New York, New York 10016, a wholly-owned subsidiary of the Adviser, has entered into a Distribution Agreement with the Trust in which the Distributor has indicated that it will exercise its best efforts to solicit sales of the Fund's shares. The Distributor has entered into Selling Group Agreements with selected broker-dealers which have agreed to solicit purchasers for shares of the Fund ("Brokers") and into Selling Agency Agreements with banks or their subsidiaries which have agreed to act as agent for their customers in the purchase of shares of the Fund ("Agents"). A bank may be required to register as a broker-dealer pursuant to state law.

ALTERNATIVE PURCHASE ARRANGEMENTS

Shares of the Global Real Estate Fund (Class A, B and C) may be purchased under any one of the following arrangements: (i) with an initial sales charge imposed at the time of purchase ("Class A shares"), (ii) with a contingent deferred sales charge imposed at the time of redemption if such redemption is within six years of the initial purchase ("Class B shares") or (iii) with a redemption charge imposed at the time of redemption if such redemption is within 12 months of the initial purchase ("Class C shares"). With respect to each class of shares, an ongoing asset-based fee for distribution and services (12b-1 fee) is charged. The distribution services fee applicable to Class B and C shares will be higher than that applicable to Class A shares.

--------

* Except for Investors Fiduciary Trust Company (not affiliated with FII) fiduciary retirement accounts.

The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and, in the case of the Class B shares, the contingent deferred sale charge or in the case of the Class C shares, the redemption charge would be less than the initial sales charge and accumulated distribution services fee on Class A shares. To assist investors in making this determination, the table under the caption "Transaction Data" on page 3 sets forth examples of the charges applicable to each class of shares. In this regard, Class A shares will normally be more beneficial to the investor who qualifies for a reduced initial sales charge. It is the sole responsibility of the investor, and his or her Broker or Agent, to determine which sales charge alternative is most advantageous.

An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur an initial sales charge when they are purchased and enjoy the benefit of not being subject to any sales or redemption charge when they are redeemed. Class A shares are subject to an ongoing distribution and services fee at an annual rate of up to .50% of the Fund's aggregate daily net assets attributable to the Class A shares (See "Plan of Distribution"). Certain purchases of Class A shares qualify for reduced initial sales charges. It may be more advantageous to purchase Class A shares than Class B and C shares when the purchase amount is $100,000 or more or when a lesser purchase amount would qualify for a quantity discount or reduced sales charge at that breakpoint in the Class A shares.

An investor who elects the contingent deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's aggregate average daily net assets attributable to the Class B shares (See "Plan of Distribution"). Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus. The purpose of the conversion feature is to relieve the holder of the Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses from the continuing burden of such distribution-related expenses over an open-ended period of time. See "Conversion Feature," below.

An investor who elects the redemption charge acquires Class C shares. Class C shares do not incur a sales charge when they are purchased, but they are subject to a redemption charge if they are redeemed within one year of purchase. Class C shares are subject to an ongoing distribution and services fee at an annual rate of up to 1% of the Fund's average daily net assets attributable to the Class C shares (See "Plan of Distribution"). Class C shares enjoy the benefit of permitting all of an investor's dollars to work from the time the investment is made. Class C shares convert to Class A shares eight years after the end of the month in which the shareholder's purchase order was accepted. The higher ongoing distribution and services fees paid by the Class C shares will cause such shares to have a higher expense ratio, pay lower dividends and have a lower return than those of Class A shares.

Class A shares acquired under the initial sales charge alternative are subject to a lower distribution and services fee and, accordingly, pay correspondingly higher dividends per share and can be expected to have a higher return per share than Class B and C shares. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their money invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated distribution charges on Class B or C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their money will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B or C shares to have all their money invested initially, although remaining subject to higher distribution charges and, in the case of Class B shares, for a six-year period being subject to a contingent deferred sales charge or in the case of Class C shares, for a one-year period being subject to a redemption charge.

The distribution expenses incurred by the Fund or its Distributor in connection with the sale of the shares will be paid, in the case of Class B and Class C shares, from the proceeds of the ongoing distribution and services fee and the contingent deferred sales or redemption charge incurred upon redemption within applicable time. Sales personnel of Brokers and Agents distributing the Fund's shares may receive differing compensation from selling Class A, Class B or Class C shares. Investors should understand that the purpose and function of the contingent deferred sales charge or redemption charge and ongoing distribution and services fees with respect to the Class B and Class C shares are the same as those of the initial sales charge and ongoing distribution and services fee with respect to the Class A shares.

Conversion Feature. Class B and Class C shares include all shares purchased pursuant to the contingent deferred sales charge or redemption charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted. At the end of this period, Class B and Class C shares will automatically convert to Class A shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holder of Class B and Class C shares from most of the burden of distribution-related expenses for shares that have been outstanding for a period of time sufficient for the Fund or its Distributor to have been compensated for such expenses.

For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and distributions paid in respect to Class B or Class C shares in a shareholder's Fund account will convert in a proportionate amount to the non-reinvestment shares converted.

It is not recommended that certificates be requested for Class B or Class C shares, since the return and deposit for such certificated shares may delay the conversion to Class A shares.

The conversion of Class B or Class C shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution services fee and transfer agency costs with respect to Class B or Class C shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B or Class C shares to Class A shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B or Class C shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which the shareholder's order to purchase was accepted.

There is no initial sales charge on purchases of Class B or Class C Shares. However, each class pays the Distributor an annual 12b-1 fee for promotion and distribution services not to exceed 1% of average daily net assets (see "Plan of Distribution").

The contingent deferred sales charge on Class B and the redemption charge on Class C is waived on redemptions of shares following the death or disability of a Class B or Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code. The Distributor will require satisfactory proof of death or disability. The charge may be waived where the decedent or disabled person is either an individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship, and where the redemption is made within one year of the death or initial determination of disability. The waiver of the charge applies to a total or partial redemption but only to redemptions of shares held at the time of the death or initial determination of disability. Additionally, the charge may be waived when a total or partial redemption is made in connection with certain distributions from Retirement Plans. The charge may be waived for any redemption in connection with a lump-sum or other distribution following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to Section 403(b) of the Code after attaining age 70 1/2 or, in the case of a qualified pension or profit-sharing plan, after termination of employment after age 55. The charge also may be waived on any redemption which results from the tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Sections 401(k)(8) or 402(g) of the Code, or from the death or disability of the employee. The charge is not waived from any distributions from IRAs or other qualified retirement plans not specifically described above. A shareholder, or the Broker or Agent, must notify DST at the time the redemption instructions are provided whenever a waiver of the contingent deferred sales charge or redemption charge applies.

SALES CHARGES, DISTRIBUTION AND SERVICE FEES

Sales charges on purchases of shares of the Fund are set forth in the table below. Each Fund imposes a 12b-1 distribution and services fee. Class A Shares have a 12b-1 fee of .50%. All or a portion of these fees are paid to banks, brokers and dealers for their shareholder servicing, promotion or distribution activities. The portion paid to banks, brokers and dealers is determined from time-to-time by the Fund. Class B and Class C Shareholders should be aware that dividends reinvested in new shares of the Fund will continue to be assessed the full 12b-1 fee, including that portion which is retained by the Distributor. Global Real Estate Fund-B and Global Real Estaate Fund-C each impose a 12b-1 fee of 1% of average daily net assets. Of the 1% paid by the Fund, a portion will be retained by the Distributor and up to .75% of 1% may be paid to Brokers and Agents for distribution and up to .25 of 1% is for servicing. The portion retained by the Distributor is in payment for distribution expenses. The Distributor may vary the portion retained by it from time to time, but the amount payable by the Fund will not exceed 1%. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc. See "Plan of Distribution".

GLOBAL REAL ESTATE FUND (CLASS A)

                                           SALES CHARGE AS A      DISCOUNT TO
                                             PERCENTAGE OF     BROKERS OR AGENTS
                                          --------------------  AS A PERCENTAGE
                                          OFFERING  NET AMOUNT      OF THE
DOLLAR AMOUNT OF PURCHASE                  PRICE     INVESTED   OFFERING PRICE*
-------------------------                 --------  ---------- -----------------
Less than $100,000.......................   4.75%      5.0%          4.00%
$100,000 to less than $250,000...........   3.75%      3.9%          3.15%
$250,000 to less than $500,000...........   2.50%      2.6%          2.00%
$500,000 to less than $1,000,000.........   2.00%      2.0%          1.65%
$1,000,000 and over......................   None***

GLOBAL REAL ESTATE FUND (CLASS B)**

SHAREHOLDER'S TIME OF REDEMPTION         CONTINGENT DEFERRED SALES CHARGE
--------------------------------         --------------------------------
During Year One.................... 5.0% of the lesser of NAV or purchase price
During Year Two.................... 4.0% of the lesser of NAV or purchase price
During Year Three.................. 4.0% of the lesser of NAV or purchase price
During Year Four................... 3.0% of the lesser of NAV or purchase price
During Year Five................... 2.0% of the lesser of NAV or purchase price
During Year Six.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

GLOBAL REAL ESTATE FUND (CLASS C)**

SHAREHOLDER'S TIME OF REDEMPTION       CONTINGENT DEFERRED REDEMPTION CHARGE
--------------------------------       -------------------------------------
During Year One.................... 1.0% of the lesser of NAV or purchase price
Thereafter......................... None

--------
* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** Brokers or Agents who sell Class B shares will receive a sales commission of 4.0% of the value of the shares sold at the time of investment. Brokers or Agents who sell Class C shares receive a distribution and a servicing fee of .75 of 1% and .25 of 1% respectively, of the value of the shares sold at the time of investment (See "Plan of Distribution.") The Distributor may alter this amount.

*** For any sale of $1,000,000 or more of Global Real Estate Fund-A, the
    Distributor may pay a finder's fee to parties eligible to receive such a fee. The fee will be paid during the first two years after any such sale and is calculated as a quarterly payment equal to 0.0625% (.25% on an annual basis) of the average daily net asset value of the shares sold that remain outstanding throughout such months. An eligible sale is a single sale for a single client (sales for other clients cannot be aggregated for purposes of qualification for the finder's fee). Eligible sales registered to a street or nominee name account must provide appropriate verification of eligibility and average daily net assets upon which payment is to be made. Sales made through a Bank Trust Department or Advisory Firm which purchases shares at net asset value do not qualify for the finder's fee. The finder's fee will be credited to the dealer of record on the record date (currently, the last calendar day of February, May, August and November) and will be generally paid on the 20th day of the following month. Please contact the Distributor to determine eligibility to receive such fee.
--------
--------

  Brokers and Agents may receive different compensation for selling Class A, Class B or Class C shares.

The Class A initial sales charges vary depending on the amount of the purchase, the number of shares of the Van Eck Group of Funds which are eligible for the Right of Accumulation that an investor already owns, a Letter of Intent to purchase additional shares during a 13-month period, or other special purchase programs. See "Group Purchases," "Combined Purchases," "Letter of Intent" and "Right of Accumulation" below. These Funds also pay the Distributor a fee for promotional and distribution services (see "Plan of Distribution"). Shares of the Funds may be purchased without a sales charge by Trustees, officers and full-time employees (and their parents, spouses and children) and agents of the Trust, the Adviser, Sub-Adviser or the Distributor and their affiliates and agents and by employees of Brokers or Agents (and their spouses and children under the age of 21) or in connection with a merger or other business combination, or by the Adviser for the benefit of certain discretionary advisory accounts it manages meeting minimum asset requirements. Shares may be purchased at net asset value (a) (i) through an investment adviser who makes such purchases through a broker/dealer, bank or trust company (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial institution which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale or (b) through bank trust departments or trust company on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase. A bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value. Shares of the Funds which are sold with a sales charge may be purchased by a foreign bank or other foreign fiduciary account for the benefit of foreign investors at the sales charge applicable to the Funds' $500,000 breakpoint level, in lieu of the sales charges in the above scale. The Distributor has entered into arrangements with foreign financial institutions pursuant to which such institutions may be compensated by the Distributor from its own resources for assistance in distributing Fund shares. Clients of Netherlands' insurance companies who are not U.S. citizens or residents may purchase shares without a sales charge. Shares may be purchased at net asset value on behalf of retirement and deferred compensation plans and trusts funding such plans (excluding Individual Retirement Accounts ("IRAs") and SEP-IRAs unless they qualify for such purchase under one of the prior exceptions) including, but not limited to, plans and trusts defined in Sections 401(a), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts" which participate in a program for the purchase of shares at net asset value offered by a financial institution and which institution maintains an omnibus account with the Fund. Brokers may charge a transaction fee for effecting purchases at net asset value or redemptions. See "Availability of Discounts."

The term "purchase" refers to a single purchase by an individual, to the aggregate of concurrent purchases by an individual, his spouse and children under the age of 21, or to a purchase by a corporation, a partnership or a trustee or other fiduciary for a single trust, estate or fiduciary account.

Shares of the Funds are sold at the public offering price next computed after receipt of a purchase order by the Broker, Agent or DST, provided that the Broker or Agent receives the purchase order before the close of trading on the New York Stock Exchange and transmits it to the Distributor by 5:00 P.M. Eastern Time or to DST through the facilities of the National Securities Clearing Corporation by 7:00 P.M. Eastern Time. If a Broker or Agent receives an investor's order before the close of trading on the New York Stock Exchange and fails to transmit it to the Distributor by the above times, any resulting loss will be borne by the Broker or Agent.

The public offering price is computed once daily on each business day and is the net asset value plus any applicable sales charge. The net asset value for each Fund is computed as of the close of business on the New York Stock Exchange which is normally at 4:00 P.M. Eastern Time, Monday through Friday, exclusive of national business holidays. The assets of the Funds are valued at market or, if market value is not ascertainable, at fair value as determined in good faith by the Board of Trustees. The Funds may invest in securities or futures contracts listed or traded on foreign exchanges which trade on Saturdays or other customary United States national business holidays (i.e., days on which the Funds are not open for business), and consequently, the net asset values of shares of the Funds may be significantly affected on days when an investor has no access to the Funds.

Certificates for shares of the Funds are issued only upon specific request to DST. Due to the conversion feature, certificates are not recommended for Class B or Class C shareholders.

In addition to the discounts allowed to Brokers and Agents, the Distributor will, at its own expense, subject to applicable state laws, provide additional promotional incentives or payments in the form of merchandise (including luxury merchandise) or trips (including trips to luxury resorts at exotic locations or attendance at seminars/conferences at luxury resorts) to Brokers or Agents that sell shares of the Funds. In some instances, these incentives or payments will be offered only to certain Brokers or Agents who have sold or may sell significant amounts of shares. Brokers and Agents who receive additional concessions may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

GROUP PURCHASES

An individual who is a member of a qualified group may purchase shares of the Fund at the reduced commission applicable to the group taken as a whole. The commission is based upon the aggregate dollar value, at the current offering price, of shares owned by the group, plus the securities currently being purchased. For example, if members of the group held $80,000, calculated at current offering price, of Global Real Estate Fund-A's shares and now were investing $25,000, the sales charge would be 3.75%. Information concerning the current sales charge applicable to a group may be obtained by contacting the Distributor.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring the Fund's shares at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Distributor and the members of the group, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange the use of the Automatic Investment Plan. See "Investment Programs" for information concerning the Automatic Investment Plan.

COMBINED PURCHASES

Shares of Funds in the Van Eck Group of Funds (except U.S. Government Money Fund ) may be purchased at the initial sales charge applicable to the quantity purchase levels shown above by combining concurrent purchases.

LETTER OF INTENT

Purchasers who anticipate that they will invest $100,000 or more (other than through exchanges) in the Van Eck Group of Funds, except for U.S. Government Money Fund, (or $25,000 or more in International Investors, Gold Opportunity Fund and Gold/Resources Fund), within thirteen months may execute a Letter of Intent on the form in the Application. The execution of a Letter of Intent will result in the purchaser paying a lower initial sales charge, at the appropriate quantity purchase level shown above on all purchases during a thirteen month period. Purchases of other Funds in the Van Eck Group of Funds, except for the U.S. Government Money Fund, may be included to fulfill the Letter of Intent. A purchase not originally made pursuant to a Letter of Intent may be included under a backdated Letter of Intent executed within 90 days after such purchase. For further details, including escrow provisions, see the Letter of Intent provisions in the Instructions to the Application.

RIGHT OF ACCUMULATION

The above scale of initial sales charges also applies to current purchases of shares of the Van Eck Group of Funds (except for U.S. Government Money Fund) by any of the persons enumerated above, where the aggregate quantity of shares of these Funds previously purchased, and then owned, determined at the current offering price, plus the shares being purchased amount to more than $100,000 (or more than $25,000 for International Investors, Gold Opportunity Fund and Gold/Resources Fund), provided the Distributor or DST is notified by such person or the Broker or Agent each time a purchase is made which would so qualify. See "Investment Programs" in the Statement of Additional Information.

AVAILABILITY OF DISCOUNTS

An investor or the Broker or Agent must notify DST or the Distributor at the time of purchase whenever a quantity discount or reduced sales charge is applicable to his purchase. Quantity discounts described above may be modified or terminated at any time without prior notice.

                              EXCHANGE PRIVILEGE

The Adviser discourages trading in response to short-term market fluctuations. Such activity may hinder the Adviser's ability to invest the Fund's assets in accordance with its investment objective and policies, cause the Fund to incur additional brokerage, registration and other expenses, and may be disadvantageous to other shareholders in either the Fund being exchanged from or into or both. Shareholders are limited to six exchanges per calendar year; however, exchanges from International Investors Gold Fund (Class A) may be excluded from this limitation, if the Fund or Adviser believes that exclusion will not be materially disadvantageous to other shareholders. Active shareholders should consult the Fund as to current policy. For purposes of determining the number of exchanges made per calendar year, Fund accounts having the same beneficial owner or under common control will be aggregated. This exchange limitation does not apply to the U.S. Government Money Fund.

The Fund reserves the right to modify or terminate the Exchange Privilege of any shareholder or to limit or reject any exchange. Although the Fund will attempt to give shareholders prior notice whenever it is reasonable to do so, it may impose these restrictions at any time when it deems it to be within the best interest of remaining shareholders. If the exchange is rejected, shareholders will nevertheless be able to redeem their shares.

The Fund has the ability to redeem its shares in kind. The Fund will pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. See "Exchange Privilege" and "Redemption in Kind" in the Statement of Additional Information. In addition, the Fund has reserved the right to refuse any purchase order.

The Van Eck Group of Funds consists of Global Real Estate Fund (Class A, B and
C), Emerging Markets Growth Fund (Class A, B and C), Asia Dynasty Fund (Class A and B), Asia Infrastructure (Class A and B), Global Balanced Fund (Class A and B), Global Hard Assets Fund (Class A, B and C), International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), Gold Opportunity Fund (Class A, B and C), U.S. Government Money Fund, and Global Income Fund (Class
A). Shareholders of these Funds, may exchange shares for shares of the same class of any of the other Funds (the "Exchange Privilege"). Class B shareholders of Global Real Estate Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund and Gold Opportunity Fund may only exchange between those seven Funds. Shares of the U.S. Government Money Fund acquired other than pursuant to the Exchange Privilege, may only be exchanged into the other Class A Funds included in the Exchange Privilege subject to payment of the applicable sales charge. For federal income tax purposes, any exchange pursuant to the Exchange Privilege, other than exchanges in retirement plans offered by the Funds, will be regarded as a sale of shares, and any gain or loss must generally be recognized by the shareholder.

Class B or C shares exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to those shares at the time of original purchase.

The Exchange Privilege may be modified or terminated at any time. See "Exchange Privilege" in the Statement of Additional Information.

WRITTEN EXCHANGE

Shareholders wishing to exchange shares may do so by sending to DST a written request in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be exchanged (or that all shares credited to a fund account be exchanged). Exchanges are only available in states where exchanges may legally be made, along with appropriate documentation, if necessary. A person(s) authorized to sign on behalf of joint owners, corporations, trusts, custodians, or other organizations must supply appropriate evidence of the authority of each signatory with each written request. Accounts not eligible for the telephone exchange privilege may make a written exchange request. Written exchange requests will be executed on the first business day of receipt in proper order. Written exchange requests may be sent by regular mail to: Van Eck Funds, c/o DST, P.O. Box 418407, Kansas City, MO 64141, or by overnight courier to 1004 Baltimore, Kansas City, MO 64105.

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

Completion of the Application (or the application for an IRA/SPIRA, Qualified Pension Plan, 403(b)(7) Plan or SEP for telephone exchange only) or receipt of settlement instructions from a Broker or Agent for an eligible account shall constitute an election by the investor to have available the Telephone Exchange Privilege and Telephone Redemption Privilege, unless otherwise indicated. By electing the Privileges the investor is authorizing the Fund, its agents and affiliates to act on any instructions they believe to be genuine. Such persons will employ reasonable procedures to confirm the authenticity of these communications and cannot be responsible for the authenticity of any telephone instructions nor will they be liable for any loss of expenses resulting from acting on any instructions, including those which are fraudulent and those not authorized by the investor unless such persons fail to employ such procedures. Those shareholders that elected NOT to establish the Telephone Exchange Privilege or the Telephone Redemption Privilege on their accounts may later establish the privilege by written request, signed by all registered owners on the account and with appropriate documentation, as necessary.

The Telephone Exchange Privilege may not be available to accounts held by a brokerage firm in street name and participants in retirement plans sponsored by organizations other than the Trust, and participants in such plans should consult with their sponsors to determine the availability of the Telephone Exchange Privilege prior to exercising the Telephone Exchange Privilege.

The Telephone Redemption Privilege is not available to accounts registered in "street name", nominee or corporate name and custodial accounts held by a financial institution including Investors Fiduciary Trust Company retirement accounts.

After acceptance by DST of an Application, a telephone exchange or telephone redemption may be effected by contacting DST at 1-800-345-8506. Telephone calls are recorded. Telephone instructions for exchanging or redeeming shares on deposit with DST may be given by anyone claiming to be the shareholder, the Broker or Agent of record, or an authorized representative of any of the foregoing [the caller must identify his/her name and relationship to the account] and will be executed only if they include the correct social security number, tax identification number or account number. Telephone instructions accepted after the close of business on the New York Stock Exchange will not be effected until the following business day (see "Purchase of Shares"). In the case of joint or multiple owners, one owner's call may effect the telephone exchange or redemption. Because of unusual market conditions it may be difficult and/or impossible to contact DST to effect the exchange or redemption. Shareholders should continue to try to contact DST by telephone at the above telephone number or may deliver written instructions by post or courier. The Fund reserves the right to refuse a request for the Telephone Redemption Privilege without prior notice either during or after the call. The Fund reserves the right to modify or terminate the Exchange Privilege at any time. See "Exchange Privilege" in the Statement of Additional Information.

If the exchanging shareholder does not have an account in the Fund into which he/she is exchanging, a new account will be established with the same registration, dividend and capital gain options, and dealer of record specified in the shareholder's account in the existing Fund. In order to establish an Automatic Withdrawal or Automatic Investment Plan or other options for the new account, an exchanging shareholder must make the request at the time of exchange and may be required to file an application which can be obtained from DST or the Fund.

For accounts with the Telephone Redemption Privilege, telephone redemption requests will only be accepted on shares held on deposit for amounts of $50,000 or less per day if the check is payable to the shareholder(s) and sent to the address of record. A telephone redemption will not be accepted if a change to the registered address has been effected within one month of such request.

                          DIVIDENDS AND DISTRIBUTIONS

Global Real Estate Fund intends to make distributions from net investment income in June and December and distribute any net realized capital gains resulting from the Funds' investment activity annually in December. Dividends or distributions declared in December but paid in January will be includible in a shareholder's income as of the record date (usually in December) of such dividends or distributions. Short-term capital gains, if declared, are treated the same as dividend income. The fiscal year of each of the Fund ends on December 31.

                        TAX-SHELTERED RETIREMENT PLANS

Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

INDIVIDUAL RETIREMENT ACCOUNT AND SPOUSAL INDIVIDUAL RETIREMENT ACCOUNT ("IRA/SPIRA")--available to anyone who has earned income (investments may also be made in the name of a spouse, if the spouse is treated as having no earned income).

Simple-IRA--AVAILABLE TO SELF-EMPLOYED INDIVIDUALS, PARTNERSHIPS, CORPORATIONS WITH NO MORE THAN 100 EMPLOYEES.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP")--available to employers, including self-employed individuals seeking to provide retirement income to employees through employer contributions or salary reduction contributions to employee individual retirement accounts.

QUALIFIED PENSION PLAN--available to self-employed individuals, partnerships, corporations and their employees.

403(B)(7) PROGRAM--available to employees of certain tax exempt organizations and schools. See "Tax Sheltered Retirement Plans" in the Statement of Additional Information. In addition, information concerning these plans is available from the Funds. This information should be read carefully and consultation with an attorney or tax adviser is advisable.

                              INVESTMENT PROGRAMS
DIVIDEND REINVESTMENT PLAN

Unless a shareholder has given notice directly, or through his or her Broker or Agent, to DST (the Fund's dividend paying agent) that he or she elects to receive dividends and capital gains distributions in cash, dividends and distributions of the Fund will be reinvested in shares of the Fund at net asset value without a sales charge. Reinvestments of dividends and distributions on shares of the Fund will occur on a date selected by the Board of Trustees.

In addition, dividends and capital gains distributions paid by the Fund (except Class B and C shares) in cash may be automatically invested at net asset value on the payable date in Class A shares of any of the Funds of the Van Eck Group of Funds. A shareholder wishing to exercise this option should contact DST for instructions.

AUTOMATIC INVESTMENT PLAN

The Fund offers to investors a program for regularly investing specified dollar amounts in the Fund. In establishing the Automatic Investment Plan, an investor authorizes DST to collect a specified amount from his checking account and use the proceeds to purchase shares of the Fund for the investor's account. Further details of the Automatic Investment Plan are given in an application which is available from DST or the Distributor. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC EXCHANGE PLAN

The Fund offers a program for regularly exchanging specified dollar amounts into the Fund from an exchange of shares from one of the other Funds of the Van Eck Group of Funds (except Class B and C shares). In establishing the Automatic Exchange Plan, an investor authorizes DST to regularly exchange a specified amount from any series of the Van Eck Funds and purchase shares of a Fund for the investor's account. Further details of the Automatic Exchange Plan are given in an application which is available from DST or the Fund. See "Investment Programs" in the Statement of Additional Information.

AUTOMATIC WITHDRAWAL PLAN

Any shareholder who owns shares of the Fund valued at $10,000 or more at current offering price may establish an Automatic Withdrawal Plan under which he or she will receive a monthly or quarterly check in a specified amount. The Plan is not available to Class B and C shareholders. Further details on the Automatic Withdrawal Plan are given in an application which is available from DST or the Funds. See "Investment Programs" in the Statement of Additional Information.

                             REDEMPTION OF SHARES

WRITTEN REDEMPTION

A shareholder wishing to redeem shares of the Fund may do so by sending to DST, P.O. Box 418407, Kansas City, Missouri 64141 (for additional mailing instructions to DST and times of processing see "Purchase of Shares"): (1) a written request for redemption in proper form signed by all registered owners exactly as the account is registered, specifying the number of shares or amount of investment to be redeemed (or that all shares credited to the Fund account be redeemed); (2) if the amount redeemed is $50,000 or more, or if the proceeds of redemption are paid to other than the registered owner of the shares at the address on record at DST, a guarantee of the signature of each registered owner by an eligible guarantor institution (a notarization by a notary public is not acceptable); and (3) any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations (e.g. appointments as executor or administrator, trust instruments or certificates of corporate authority) requested by DST. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsement) and must be submitted with the written request for redemption. The requirement for a signature guarantee is waived for redemptions of $50,000 or less if the redemption is a transfer of assets from an IFTC held retirement plan in one of the Funds in the Van Eck Group of Funds to a retirement plan held by another recognized custodian/trustee.

TELEPHONE REDEMPTION (SEE "TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE" ON PAGE 35)

BROKER/AGENT CONFIRMED REDEMPTION

For the convenience of shareholders, the Fund has authorized the Distributor as agent to accept confirmed orders only from Brokers and Agents for the repurchase of shares of the Fund. If a shareholder uses the services of a Broker or Agent in effecting repurchases of shares, the Broker or Agent may charge a fee for its services. The repurchase price is the net asset value per share next determined after the repurchase order is received by the Broker or Agent prior to the close of business on the New York Stock Exchange on the day received. Brokers and Agents have the responsibility of submitting such repurchase orders, to the Distributor not later than 5:00 p.m., Eastern Time, or to DST through the facilities of the National Securities Clearing Corporation by 7:00 p.m., Eastern Time, on such day in order to obtain that day's applicable redemption price. Settlement of confirmed orders from accounts will not be effected until receipt of instructions in proper form as described above or an indemnity from the Broker or Agent of record on the account and any shares held in certificated form. Some Brokers or Agents may have self-imposed restrictions regarding the submission of confirmed redemption orders on behalf of shareholders.

The redemption price will be the net asset value per share next determined after the receipt of a request in proper form as described above. See "Purchase of Shares" for DST processing receipt of mail. The market value of the securities in the portfolio of the Fund is subject to daily fluctuations and the net asset value of the Fund's shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the shareholder's cost.

Except as noted, payment will normally be made within three days after delivery of a proper redemption request except for such delays as may be permitted under applicable law or rule. If shares of the Fund to be redeemed were purchased by check, the Trust reserves the right to make payment on such redemption request only after it has assured itself that a shareholder's check has been cleared for payment, which may take as long as 15 days. The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on that Exchange is restricted as determined by the applicable rules and regulations of the Securities and Exchange Commission; or during an emergency, as determined by the Securities and Exchange Commission, as a result of which it is not reasonably practical for the Funds to dispose of the securities owned by them or to determine fairly their net asset values; or for any period that the Securities and Exchange Commission may by order permit for the protection of shareholders of the Funds.

The Fund reserves the right to redeem shares of the Fund and mail the proceeds to a shareholder if, at any time, the number of shares in a shareholder's account falls, subsequent to satisfying the initial investment requirement, below a specified amount, currently 50 shares. Shareholders will be notified and will have 30 days to bring the number of shares owned by them up to the required amount before any redemption is made by the Fund.

Any shareholder who redeems his or her Class A shares of the Fund has a one-time right to reinvest in shares of the Fund at net asset value without the payment of a sales charge. Such reinvestment must be made within 30 days after the redemption of shares of the Fund and is limited to no more than the amount of the redemption proceeds. The shareholder must inform the Fund or DST that he is exercising his onetime right to reinvest at NAV. Although redemption of shares is normally a taxable event and a gain or a loss must be recognized, subsequent reinvestment within such thirty-day period in the same Fund is considered a "wash sale" under the federal income tax law and no loss on such redemption may be recognized for federal income tax purposes.

EXPEDITED REDEMPTION

Requests for Expedited Redemption of the Van Eck Group of Funds may be made by telephone, telegram, other wire communication or by letter upon completion of the Expedited Redemption portion set forth in the Application. Shareholders redeeming a minimum of at least $1,000 of shares which are on deposit with DST may redeem by telephoning DST toll free (800) 345-8506. Proceeds of redeemed shares will be transmitted by wire to the shareholder's bank account designated on the application form (which must be at a domestic commercial bank which is a member of the Federal Reserve System). The wire cost involved may automatically be deducted from the amount wired. The Fund and/or DST reserve the right to refuse telephone requests at any time. Shareholders may contact DST for additional information concerning an Expedited Redemption. Due to unusual market conditions it may be difficult or impossible to contact DST to effect the redemption. Shareholders should continue to try to contact DST by telephone at the above telephone numbers.

TRANSFER OF OWNERSHIP

To transfer ownership (re-register) all or a portion of shares held in a shareholder's account, the shareholder must provide a written request with any certificated shares and any documents concerning authority and related matters as described above (See "Redemption of Shares") in proper form. Also, the shareholder should provide a properly certified social security number, taxpayer identification number, or certification of non-resident alien status of the new owner at the time of transfer.

                                  MANAGEMENT
TRUSTEES

The management of the business and affairs of the Fund is the responsibility of the Board of Trustees. For information on the Trustees and officers of the Funds see "Trustees and Officers" in the Statement of Additional Information.

INVESTMENT ADVISER, MANAGER AND ADMINISTRATOR

Van Eck Associates Corporation, 99 Park Avenue, New York, NY 10016, serves as the investment adviser and manager pursuant to an Advisory Agreement with the Trust. The Adviser manages the investment operations of the Fund and furnishes the Fund with a continuous investment program which includes determining which securities should be bought, sold or held. Global Real Estate Fund pays the Adviser a monthly fee at the annual rate of 1.00% of average daily net assets, a portion of which is paid to the Adviser for accounting and administrative services it provides to the Fund. The advisory fees paid to the Adviser with respect to the Fund are higher than the fees paid by most investment companies because of the complexities of managing this type of fund (such as following trends and companies in many different countries and stock markets throughout the world).

The Adviser acts as investment adviser or sub-investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans and others. Total aggregate assets under management of Van Eck Associates Corporation at December 31, 1996 were approximately $1.6 billion.

John C. van Eck, Chairman and President of the Trust, and members of his immediate family own 100% of the voting stock of Van Eck Associates Corporation.

Kevin L. Reid--Co-Portfolio Manager of the Global Real Estate Fund is responsible for managing the Fund's portfolio of investments. Mr. Reid has ten years of real estate related experience. Before joining the Adviser, Mr. Reid was Vice President and Portfolio Manager of Trammell Crow Co. and also the Chief Financial Officer of a firm involved in real estate development.

Derek S. van Eck--Co-Portfolio Manager of Global Real Estate Fund is responsible for managing the Fund's portfolio of investments. He is Director of Global Investments and Executive Vice President of the Adviser and an officer of other mutual funds advised by the Adviser.

Other investment professionals who are expected to have significant input with respect to the Fund's investments include:

Timothy Chan--Portfolio Manager of the Asia Dynasty Fund and Asia Infrastructure Fund is responsible for managing the investment of these two Funds since August 1996. Mr. Chan has 12 years of investment management experience in Hong Kong and Tokyo managing funds with similar objectives as the Asia Dynasty Fund and Asia Infrastructure Fund. Mr. Chan served as Portfolio Manager of BZW Investment Management. He was a Fund Manager for Sun Hun Kai Fund Management and held a Fund Manager position with Scimitar Asset Management Asia Ltd., Hong Kong, a wholly-owned subsidiary of Standard Chartered Bank.

EXPENSES

The Fund bears all expenses of its operation other than those incurred by the Adviser under its Advisory Agreement with the Trust. In particular, the Fund pays: investment advisory fees, custodian fees and expenses, legal, accounting and auditing fees and expenses, brokerage fees, taxes, expenses of preparing prospectuses and shareholder reports for existing shareholders, registration fees and expenses (including compensation of the Adviser's employees in relation to the time spent on such matters), Rule 12b-1 distribution expenses, expenses of the transfer and dividend disbursing agent, the compensation and expenses of Trustees who are not otherwise affiliated with the Trust, the Adviser or any of their affiliates, and any extraordinary expenses. Expenses incurred jointly by the Funds are allocated among the Funds in a manner determined by the Trustees to be fair and equitable. Under the Advisory Agreement, the Adviser provides the Fund with office space, facilities and simple business equipment and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates Trustees of the Trust if such persons are employees or affiliates of the Adviser or its affiliates. The Fund reimburses the Adviser for its costs in servicing shareholder accounts and maintaining books and records of the Fund, including general ledger and daily net asset value accounting.

                             PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plans") under the 1940 Act. The Plan may be terminated at any time by a vote of a majority of the Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The Plan falls into two broad categories: reimbursement plans and compensation plans. The fees under all Plans will be paid quarterly. The National Association of Securities Dealers, Inc. rules may limit the amount payable under the Plans.

Under a reimbursement type plan, the fees, or a percentage thereof, are used for payments to Agents and Brokers who service shareholder accounts of a Fund and the remainder is used for other actual promotional and distribution expenses incurred by the Distributor. A Plan's fees accrued by a Fund in excess of payments to Brokers and Agents and reimbursement to the Distributor for its actual expenses will be retained by the Fund. A reimbursement type plan may provide for the payment of interest as a distribution expense.

Under a compensation type plan, the fees under the Plan are not directly tied to expenses and payments by the Fund and may be more or less than actual expenses incurred under the Plan. The excess of fees received over expenditures may constitute a "profit" to the Distributor.

Both reimbursement and compensation type plans may have a "carry-forward" provision. A Plan with such a provision provides that any reimbursable or payable amount under the Plan attributable to a fiscal year of the Fund may be paid by the Fund in a subsequent fiscal year, including after the termination of a Plan. Amounts payable or reimbursable to the Distributor under the Plan that are not paid because they exceed the annual limitations (carry-forward amounts) shall be carried forward by the Funds to subsequent years and shall be paid within the annual limitation in accordance with the Plans. Consequently, shareholders may pay distribution expenses incurred by a Fund prior to becoming a shareholder. Under a Plan without a carry-forward provision, fees paid by a Fund will be paid or used to reimburse the Distributor for servicing, promotional and distribution expenses incurred only during the applicable fiscal year.

In the event a Plan with a carry-forward provision is terminated, the Distributor shall not be entitled to reimbursement in respect of costs incurred in, or payment for, performing distribution activities which occur after termination of a Plan. However, the Distributor shall be entitled to reimbursement of all carry-forward amounts and other costs properly incurred in respect of shares distributed prior to termination of the Plan. The Fund shall continue to make payments to the Distributor subject to the annual limitation until such time as all such amounts have been reimbursed.

Global Real Estate Fund-A, is a compensation type plan. The 12b-1 fees are accrued daily at an annual rate of .50% of average daily net assets for Global Real Estate Fund-A and at an annual rate of 1.00% of average daily net assets for Global Real Estate Fund-B. While the Plan in effect for Global Real Estate Fund-A, and Global Real Estate Fund-B, are compensation type Plans, they have a carry-forward provision which provides that the Distributor, in the event of termination of the Plans, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1998, the Distributor has agreed, with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate.

Global Real Estate Fund-C is a compensation type plan which has a carry-forward provision. It provides that the Distributor, in the event of termination of the Plan, will recoup amounts expended under the Plan, subject to the annual limitation. For the periods prior to April 30, 1998, the Distributor has agreed, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Each Fund pays dealers, through the Distributor, (i) a service fee and a distribution fee, at the time the shares are sold, not to exceed .25% and .75%, respectively, of the net asset value of such shares (excluding shares issued for reinvested dividends and distributions) and (ii) after the first anniversary of the sale of shares, fees for services and distribution at annual rates not to exceed an annual rate of .25% and .75%, respectively, of the average daily net assets (including shares issued for reinvested dividends and distributions). The Distributor may retain from the distribution fee, for the payment of distribution expenses, an amount not to exceed an annual rate of .25% of the average daily net assets. No dealer shall receive more than .25% of average daily net assets for servicing. The Distributor will monitor payments under the Plans and will reduce such payments or take such other steps as may be necessary, including payments from its own resources, to assure that Plan payments will be consistent with the applicable rules of the National Association of Securities Dealers, Inc.

Holders of Class C shares on which service and distribution fees were paid at the time of sale will be required to pay to the Fund a contingent deferred redemption charge of 1% of the lower of cost or the then net asset value of the shares redeemed from that Fund before the first anniversary of their purchase. If the shares are exchanged into another Fund offering Class C shares and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other Fund for the first Fund.

The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities such as shares of a mutual fund. Although the scope of this prohibition under the Glass-Steagall Act has not been fully defined, in the Distributor's opinion it should not prohibit banks from being compensated for shareholder servicing. If, because of changes in law or regulation, or because of new interpretations of existing law, a bank or the Funds were prevented from continuing these arrangements, it is expected that the Board would make other arrangements for these services and that shareholders would not suffer adverse financial consequences.

                                  ADVERTISING

From time to time the Fund may use various media to advertise performance. Past performance is not necessarily indicative of future performance.

Global Income Fund may advertise performance in terms of 30-day yield, which is computed by dividing the net investment income per share earned during the 30 days by the maximum offering price per share on the last day of the period. Yield of the Fund is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

The Fund may advertise performance in terms of average annual total return, which is computed by finding the average annual compounded rates of return over a period that would equate the initial amount invested to the ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. In addition, the Fund may advertise aggregate total return for a specified period of time which is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially purchased assuming reinvestment of dividends and capital gains distributions on such shares without giving effect to the length of time of the investment. Sales loads and other non-recurring expenses may be excluded from the calculation of rates of return with the result that such rates may be higher than if such expenses and sales loads were included. All other fees will be included in the calculation of rates of return. Performance of the Fund is computed separately for each class.

The Fund may quote performance results from recognized services and publications which monitor the performance of mutual funds and the Fund may compare their performance to various published historical indices. These include market, economical and performance data and indices. For example, the Fund may quote market performance of the S&P 500, Europe Australia Far East Index, etc.; performance of various economies or economic indicators; or compilations of historical performance data from rating agencies. Micropal, Ltd., a worldwide mutual fund performance evaluation service, is one such rating agency. Lipper Analytical Services is another such rating agency. The Lipper performance analysis assumes reinvestment of capital gains and distributions, but does not give effect to sales charges or taxes. The Morgan Stanley Capital International Real Estate and Salomon Brothers Global Real Estate indices, among others, are indices to which the Global Balanced Fund and Global Income Fund may be compared. (See the Appendix in the Statement of Additional Information).

                                     TAXES

The Fund intends to qualify as a "regulated investment company" under the Code and will not pay income or excise taxes to the extent that it distributes its net taxable investment income and capital gains. See "Taxes" in the Statement of Additional Information.

Notice as to the tax status of a shareholder's dividends and distributions will be mailed to shareholders annually. Income from dividends and distributions is normally taxable whether or not reinvested. Distributions from net investment income and short-term capital gains will be taxed as ordinary income. Distributions of long-term capital gains will be taxed at capital gain rates. Dividends or distributions declared in December of any calendar year but paid during January of the following year are treated as received by a shareholder on December 31 of the calendar year. Only a portion of the dividends paid by the Fund is likely to qualify for the 70% dividends received deduction allowable to corporations. If the Fund fulfills certain requirements, shareholders of the Fund may be able to claim a foreign tax credit or deduction with respect to certain foreign withholding or other taxes paid to foreign governments during the year.

Distributions of net investment income and short-term capital gains, if any, made to non-resident aliens will be subject to 30% withholding or lower tax treaty rates because such distributions are considered U.S. source income. Currently, the Fund is not required to withhold tax from long-term capital gains distributions paid to non-resident aliens.

The foregoing discussion relates only to generally applicable federal income tax provisions. Shareholders should consult their own tax advisers regarding taxes, including state and local taxes, applicable to dividends, distributions and redemptions.

                           DESCRIPTION OF THE TRUSTS

Van Eck Funds is an open-end management investment company organized as a "business trust" under the laws of the Commonwealth of Massachusetts.

The Trustees have authority to issue an unlimited number of shares of beneficial interest of separate series (funds), $.001 par value. To date, eleven series of the Van Eck Funds have been authorized, which shares constitute the interests in the Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Balanced Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), Global Real Estate Fund (Class A, B and C), International Investors Gold Fund (Class A), Gold/Resources Fund (Class A), Global Income Fund (Class A), Global Hard Assets Fund (Class A, B and C), Gold Opportunity Fund (Class A, B and C) and U.S. Government Money Fund. A "series" is a separate pool of assets which is separately managed and which may have different investment objectives from those of another series. The Trustees have the authority, without the necessity of a shareholder vote, to create any number of new series.

Each share of the Fund has equal dividend, redemption and liquidation rights, and, when issued, is fully paid and non-assessable by the Trust, except that expenses related to the distribution of shares of the separate classes, if any, would be borne by the respective classes as appropriate, and could have differing voting rights regarding, for example, the Plans of Distribution. Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. The Boards of Trustees are self-perpetuating bodies until fewer than 50% of the Trustees serving as such are Trustees who were elected by shareholders. At that time another meeting of shareholders will be called to elect Trustees. On any matter submitted to the shareholders, the holder of each Trust share is entitled to one vote per share (with proportionate voting for fractional shares). Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. Shareholders of all Funds are entitled to vote on matters affecting all of the Funds (such as the elections of Trustees and ratification of the selection of the Trust's independent accountants). On matters affecting an individual Fund a separate vote of that Fund is required. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund and requiring a separate vote of one of the other Funds.

Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and require that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the respective Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trusts themselves would be unable to meet their respective obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

                            ADDITIONAL INFORMATION

QUESTIONS ABOUT THE FUND

For further information about the Fund, please call your financial advisor or the Fund toll free at (800) 544-4653 or write the Funds at the cover page address.

CUSTODIAN

The Custodian of the assets of the Trust is The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245.

TRANSFER AGENT

DST Systems, P.O. Box 418407, , Kansas City, Missouri, 64141serves as the Fund's transfer agent.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, provides audit services, consultation and advice with respect to financial information in the Trust filings with the Securities and Exchange Commission, consults with the Trust on accounting and financial reporting matters and prepares the Trust tax returns.

COUNSEL

Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.

                               -----------------
                                 Van Eck Funds
                               -----------------

                               Asia Dynasty Fund

                           Asia Infrastructure Fund

                             Global Balanced Fund

                            Global Hard Assets Fund

                              Global Income Fund

                            Global Real Estate Fund

                             Gold Opportunity Fund

                             Gold/Resources Fund-A

                            International Investors

                                   Gold Fund

                            U.S. Government Money Fund


                          Your Investment Dealer is:
                       --------------------------------



            Transfer Agent and Shareholder Service Representative:
                               DST Systems, Inc.
                                P.O. Box 418407
                          Kansas City, Missouri 64141
                                (800) 544-4653

                            [LOGO] VAN ECK GLOBAL
                            THE UNUSUAL FUNDS/(SM)/

           This prospectus is good until 4/30/98 unless superseded.

                         ---------------------------
                               -----------------
                                  May  , 1997
                               -----------------

                                    VAN ECK

                              GLOBAL REAL ESTATE

                                     FUND

                                  PROSPECTUS

                          ---------------------------


                            [LOGO] VAN ECK GLOBAL
                            THE UNUSUAL FUNDS/(SM)/

                          VAN ECK FUNDS (THE "TRUST")
                              VAN ECK GLOBAL FUNDS
                          VAN ECK GOLD AND MONEY FUNDS
                      99 PARK AVENUE, NEW YORK, N.Y. 10016
                 SHAREHOLDER SERVICES: TOLL FREE (800) 544-4653

Van Eck Funds is a mutual fund consisting of eleven separate series: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Emerging Markets Growth Fund (Class A, B and C), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Global Income Fund (Class A), Gold Opportunity Fund (Class A, B and
C), Global Hard Assets Fund (Class A, B and C) Global Real Estate Fund (Class A, B and C) and U.S. Government Money Fund (the "Funds"). The Emerging Markets Growth Fund (Class A, B and C) is a new addition to the fund approved, with all associated agreements, by the Trustees at the December 1996 Board of Trustees meeting. The Global Real Estate Fund (Class A, B and C) is a new addition to the fund approved, with all associated agreements, by the trustees at the February 25, 1997 Board of Trustees Meeting. As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Global Funds, they have no operating history.

TABLE OF CONTENTS                                                       Page
                                                                        ----
General Information, Investment Objectives and Policies of the Funds..     2
Risk Factors, Investing in Foreign Securities.........................     8
Foreign Currency Transactions.........................................    11
Futures and Options Transactions......................................    12
Mortgage-Backed Securities, Real Estate Securities....................    13
Commercial Paper, Debt Securities.....................................    14
Short Sales, Direct Investments.......................................    15
Repurchase Agreements, Rule 144A Securities...........................    16
Investment Restrictions...............................................    17
Investment Advisory Services..........................................    22
The Distributor.......................................................    24
Portfolio Transactions and Brokerage..................................    26
Trustees and Officers.................................................    30
Valuation of Shares...................................................    32
Exchange Privilege....................................................    35
Tax-Sheltered Retirement Plans........................................    35
Investment Programs...................................................    38
Taxes.................................................................    39
Redemptions in Kind...................................................    42
Performance...........................................................    42
Additional Information................................................    45
Financial Statements..................................................    45
Appendix..............................................................    46
Performance Charts....................................................    50

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' CURRENT PROSPECTUSES, DATED APRIL 30, 1997 (THE "PROSPECTUS"), EXCEPT FOR THE EMERGING MARKETS GROWTH FUND PROSPECTUS, DATED DECEMBER 30, 1996, AND THE GLOBAL REAL ESTATE FUND PROSPECTUS, DATED MAY __, 1997, WHICH ARE AVAILABLE AT NO CHARGE UPON WRITTEN OR TELEPHONE
REQUEST TO THE TRUST AT THE ADDRESS OR TELEPHONE NUMBER AT THE TOP OF THIS PAGE. SHAREHOLDERS ARE ADVISED TO READ AND RETAIN THIS STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

             STATEMENT OF ADDITIONAL INFORMATION- MAY __,1997

                               GENERAL INFORMATION
                               -------------------

Van Eck Funds (the "Trust") is an open-end management investment company organized as a "business trust" under the laws of The Commonwealth of Massachusetts on April 3, 1985. The Board of Trustees has authority to create additional series or funds, each of which may issue a separate class of shares. There are currently eleven series of Van Eck Funds: Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Global Income Fund (Class A), Gold Opportunity Fund (Class A, B and
C), Global Hard Assets Fund (Class A, B and C), Global Real Estate Fund (Class A, B and C) and U.S. Government Money Fund, each of which commenced operations as a series of Van Eck Funds. The Emerging Markets Growth Fund (Class A, B and
C), Global Real Estate Fund (Class A, B and C) and are a new additions to the fund, and began operations on December 30, 1996 and May __, 1997, respectively.

The Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), Global Income Fund (Class A), Emerging Markets Growth Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C), and Global Real Estate Fund (Class A, B and C) are referred to as the Van Eck Global Funds. International Investors Gold Fund (Class A and C), Gold/Resources Fund (Class A), Gold Opportunity Fund (Class A, B and C) and Global Hard Assets Fund (Class A, B and C) are referred to as the Van Eck Gold Funds.

International Investors Gold Fund was formerly a mutual fund incorporated under the laws of the state of Delaware under the name of International Investors Incorporated. International Investors Incorporated was reorganized as a series of the Trust on April 30, 1991. International Investors Incorporated had been in continuous existence since 1955, and had been concentrating in gold mining shares since 1968.

Each series of the Trust, other than the Global Income Fund, Global Balanced Fund, Asia Infrastructure Fund, Gold Opportunity Fund and Global Hard Assets Fund are classified as a diversified fund under the 1940 Act.

Van Eck Associates Corporation (the "Adviser") serves as investment adviser to the Funds. Peregrine Asset Management serves as sub-investment adviser to Emerging Markets Growth Fund and Fiduciary International, Inc. ("FII") serves as sub-investment adviser to the Global Balanced Fund.

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS
                -----------------------------------------------

International Investors Gold Fund
---------------------------------

The Fund's primary objective is long-term capital appreciation, while retaining freedom to take current income into consideration in selecting investments. The Fund's fundamental policy is to concentrate its investments in common stocks of gold mining companies. It may invest in that industry up to 100% of the value of its assets. In some future period or periods, due to adverse conditions in that industry, the Fund may for temporary defensive purposes have less than 25% of the value of its assets invested in that industry, however, under normal circumstances the Fund will have at least 65% of its total assets invested in that industry.

The Fund's policy is to invest primarily in securities of companies, wherever organized, whose properties, products or services are international in scope or substantially in countries outside the United States, of foreign governments, and in United States Treasury securities.

Gold/Resources Fund
-------------------

Gold/Resources Fund may invest in debt and equity securities of companies engaged in the exploration, development and production of gold and other natural resources. Gold, other precious metals and natural resources securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices.

Gold Opportunity Fund
---------------------

The Fund will, under normal market conditions, invest at least 65% of its total assets in debt and equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metal and in other investments whose value is related to the value of precious metals ("Precious Metals Securities"). Precious Metals Securities include debt and equity securities; preferred stock; convertible debt and equity securities; warrants; options, futures and forward contracts on precious metals; structured notes; and precious metals bullion and coins. The Fund will normally invest a substantial portion of its assets in the securities of smaller companies engaged in the precious metals industry ("Emerging Producers") and anticipates that its portfolio turnover rate will be higher than other funds with similar investment objectives but will not exceed 200% annually. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The preceding securities are all commonly referred to as derivatives. The Fund may invest in non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

Global Hard Assets Fund
-----------------------

The Fund will, under normal market conditions, invest at least 65% of its total assets in "Hard Asset Securities." Hard Asset Securities include equity securities of "Hard Asset Companies" and securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The term "Hard Asset Companies" includes companies that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) engaged to a significant extent in the exploration, development, production or distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons, (iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities which, historically, have been produced and marketed profitably during periods of significant inflation. Under normal market conditions, the Fund will invest at least 5% of its assets in each of the first five sectors listed above. The Fund has a fundamental policy of concentrating in such industries and up to 50% of the Fund's assets may be invested in any one of the above sectors. Precious metal and natural resource securities are at times volatile and there may be sharp fluctuations in prices even during periods of rising prices.

The Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments. The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities.

The Fund may purchase securities, including structured notes, whose value is linked to the price of a commodity or a commodity index. The Fund may purchase and sell financial and commodity futures contracts and options on financial futures and commodity futures contracts and may also write, purchase or sell put or call options on securities, foreign currencies, commodities and commodity indices. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The Fund may also invest in "when issued" securities and "partly paid" securities. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.


Global Real Estate Fund
-----------------------

The Fund seeks to achieve its investment objective of long-term capital growth through investment primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets. The Fund will seek both current income and capital appreciation. Equity securities will include common stock, preferred stock and securities convertible into common stock.

The Fund will, under normal conditions, invest at least 65% of its total assets in equity securities of domestic and foreign exchanges or NASDAQ listed companies which are principally engaged in the real estate industry. Equity securities include common stocks (including Real Estate Investment Trust -- "REITs"), rights or warrants to purchase common stocks, securities convertible into common stocks and preferred shares. A company is deemed to be "principally engaged" in the real estate industry if at least 50% of its assets (marked to market), gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts; mortgage real estate investment trusts; brokers or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies.

The remainder of the Fund's investments may be made in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries. In addition, the Fund may, from time to time, invest in the securities of companies unrelated to the real estate industry but whose real estate assets are substantial relative to the price of the companies' securities.

The Fund pursues a flexible strategy of investing in a diversified portfolio of securities of companies throughout the world including the United States. The percentage of the Fund's assets invested in particular geographic regions will shift from time to time in accordance with the judgement of the Fund's Adviser. Generally, a substantial portion of the assets of the Fund will be denominated or traded in foreign currencies.

Investments may also be made in securities of issuers unrelated to the real estate industry believed by the Fund's investment adviser to be undervalued and to have capital appreciation potential. Also, consistent with the secondary objective of current income, investments may also be made in convertible debt securities of such companies. Up to 10% of total assets may be invested in unrated debt securities of issuers secured by real estate assets where the Funds' investment adviser believes that the securities are trading at a discount and the underlying collateral will ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act"). In the event an issuer of debt securities collateralized by real estate defaulted, it is conceivable that a Fund could end up holding the underlying real estate.

The Advisor believes the real estate industry has potential for dramatic economic growth. The Fund offers investors who believe that the real estate industry has strong long-term growth potential and the ability to concentrate an investment in the industry. The Fund's performance is closely tied to economic and political conditions and factors affecting the real estate industry. The Fund may not be suitable for all investors and are intended for investors more actively involved in selecting investments, who are willing to assume greater risk, and as a complement to a broader investment plan. The Fund is not intended as a complete investment program.


Global Balanced Fund
--------------------

Global Balanced Fund may invest in equity securities. Equity securities include common and preferred stocks; equity and equity index swap agreements; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign persons in such markets that restrict the ownership of certain classes of equity to nationals or residents of the country; convertible preferred stocks and convertible debt instruments; financial futures contracts and options on financial futures contracts; forward currency contracts and put and call options on securities, securities indices and foreign currencies and foreign currency swaps.

The Fund may also invest in fixed-income securities which include obligations issued or guaranteed by a government or any of its political subdivisions, agencies, instrumentalities, or by a supranational organization such as the World Bank or European Economic Community (or other organizations which are chartered to promote economic development and are supported by various governments and government entities), adjustable-rate preferred stock, interest rate swaps, corporate bonds, debentures, notes, commercial paper, certificates of deposit, time deposits, repurchase agreements, and debt obligations which may have a call on a common stock or commodity by means of a conversion privilege or attached warrants. The Fund may invest in debt instruments of the U.S. government and its agencies having varied maturities. The Fund may invest in asset-backed securities such as collateralized mortgage obligations and other mortgage and non-mortgage asset-backed securities. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

Emerging Markets Growth Fund
----------------------------

The Emerging Markets Growth Fund seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

Under normal conditions, at least 65% of the Fund's total assets will be invested in Emerging Country and emerging market equity securities. An "emerging market" or "Emerging Country" is any country that the World Bank, the International Finance Corporation or the United Nations or its authorities has determined to have a low or middle income economy. Emerging Countries can be found in regions such as Asia, Latin America, Africa and Eastern Europe. The countries that will not be considered Emerging Countries include the United States, Australia, Canada, Japan, New Zealand and most countries located in Western Europe such as Austria, Belgium, Denmark, Finland, France, Germany, Great Britain, Ireland, Italy, the Netherlands, Norway, Spain, Sweden and Switzerland.

The Fund considers emerging market securities to include securities which are
(i) principally traded in the capital markets of an emerging market country;
(ii) securities of companies that derive at least 50% of their total revenues from either goods produced or services performed in Emerging Countries or from sales made in Emerging Countries, regardless of where the securities of such companies are principally traded; (iii) securities of companies organized under the laws of, and with a principal office in an Emerging Country; (iv) securities of investment companies (such as country funds) that principally invest in emerging market securities; and (v) American Depositary Receipts (ADRs), American Depositary Shares (ADSs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) with respect to the securities of such companies.

Equity securities in which the Fund may invest include common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments. See "Risk Factors - Emerging Market Securities."

The Adviser expects that the Fund will normally invest in at least three different countries. The Fund emphasizes equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial paper as described herein). Debt securities may include fixed or floating rate bonds, notes, debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governments, agencies or instrumentalities, central banks or private issuers.

The Fund may, for temporary defensive purposes, invest more than 35% of its total assets in securities which are not emerging market securities, such as high grade, liquid debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in money market instruments denominated in U.S. dollars or a foreign currency. These money market instruments include, but are not limited to, negotiable or short-term deposits with domestic or foreign banks with total surplus and undivided profits of at least $50 million; high quality commercial paper; and repurchase agreements maturing within seven days with domestic or foreign dealers, banks and other financial institutions deemed to be creditworthy under guidelines approved by the Board of Trustees of the Fund. The commercial paper in which the Fund may invest will, at the time of purchase, be rated P-1 or better by Moody's Investors Service, Inc. ("Moody's"); A-1 or better by Standard & Poor's Corporation ("S&P"); Fitch-1 by Fitch; Duff-1 by Duff & Phelps ("D&P"), or if unrated, will be of comparable high qualify as determined by the Adviser

Asia Dynasty Fund
-----------------

Asia Dynasty Fund may invest in equity securities, warrants and equity options of companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region ("Asia Growth Companies"). These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and, when the Fund is in a defensive posture, Australia, Japan and New Zealand. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

Asia Infrastructure Fund
------------------------

Asia Infrastructure Fund may invest in equity securities, warrants and equity options of infrastructure companies located in, or expected to benefit from the developmental growth of the economies of countries located in the Asia region. These countries include Burma, Peoples Republic of China ("China"), Cambodia, Hong Kong, India, Indonesia, Korea, Laos, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand and Vietnam and Japan. Equity securities include common and preferred stocks, direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises, special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country, convertible preferred stocks and convertible debt instruments. The Fund may buy and sell financial futures contracts and options on financial futures contracts, forward currency contracts and put or call options on securities, securities indices and foreign currencies and foreign currency swaps. The Fund may also lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).

The term "Asia Region infrastructure companies" includes companies that (i) that are directly or indirectly (whether through supplier relationships, servicing agreements or otherwise) involved to a significant extent in any one or more of the design, construction, development, manufacture, sale, leasing, installation or operation of, or the ownership of property in connection with, (a) electricity generation, transmission or distribution facilities, (b) gas, petroleum, or petrochemical collection, storage, processing or distribution facilities, (c) roads or other public works, including water storage, treatment and distribution facilities and waste processing and disposal facilities, (d) transportation systems and related products, technologies and equipment, including mass transit systems and vehicles, airports, airlines, cargo terminals, ports and shipping facilities,
(e) telecommunications systems and related facilities, products, technologies and equipment, including long distance and local telephone services, cellular radio telephone services and other radio common carrier communication services, paging and specialized mobile radio systems, telecommunication cables and wires, telegraph, satellite, cable, fiber optic, microwave and private communication networks, electronic mail and other telecommunications technologies, (f) cement plants, asphalt plants and other facilities for the manufacture or processing of building products and materials, (g) property development companies and (h) other public service activities, which, in the opinion of the Adviser, relate to the development of the basic structure on which a portion of a given country's economic activities relate, and (ii) that (a) are organized under the laws of an Asia Region country, (b) have equity securities listed on a securities exchange in the Asia Region, (c) have 50% or more of their assets in or derive 50% or more of their revenues or profits from the Asia Region, or (d) have or are expected to have significant assets or investments committed to the Asia Region and that, in the opinion of the Adviser, are likely to contribute significantly to the infrastructure projects and developments in the Asia Region while providing an opportunity for the Fund to benefit from such activities.

Global Income Fund
------------------

Global Income Fund may invest in any type of security including, but not limited to, common stocks and equivalents (such as convertible debt securities and warrants), preferred stocks and bonds and debt obligations of domestic and foreign companies, governments (including their political subdivisions) and international organizations. The Fund may buy and sell financial futures contracts and options on financial futures contracts, which may include bond and stock index futures contracts and foreign currency futures contracts. The Fund may write, purchase or sell put or call options on securities and foreign currencies. In addition, the Fund may lend its portfolio securities and borrow money for investment purposes (i.e. leverage its portfolio).


--------------------------------------------------------------------------------

CERTAIN POLICIES APPLICABLE TO GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, ASIA INFRASTRUCTURE FUND, GOLD OPPORTUNITY FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND, GLOBAL REAL ESTATE FUND AND GOLD/RESOURCES FUND

--------------------------------------------------------------------------------


The above Funds may invest in "when issued" securities and "partly paid" securities. Additionally, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Trust, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Global Income Fund may invest in collateralized mortgage obligations. The Appendix to this Statement of Additional Information contains an explanation of the rating categories of Moody's Investors Service and Standard & Poor's Corporation relating to the fixed-income securities and preferred stocks in which the Funds may invest, including a description of the risks associated with each category.

U.S. Government Money Fund
--------------------------

U.S. Government Money Fund seeks safety of principal, daily liquidity and current income through investments in short-term U.S. Treasury securities and other securities carrying the "full faith and credit" guarantee of the U.S. Government. The Fund invests in U.S. Treasury bills, notes, and bonds and other obligations guaranteed by the full faith and credit of the U.S. Government and repurchase agreements collateralized by such obligations (at least 80% of its assets will be so invested). All securities mature within thirteen months from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year.

Direct obligations issued by the U.S. Treasury include bills, notes and bonds which differ from each other only in interest rates, maturities and times of issuance: Treasury bills have maturities of thirteen months or less, Treasury notes have maturities of one to ten years and Treasury bonds generally have maturities of greater than ten years. Securities guaranteed by the U.S. Government include such obligations as securities issued by the General Services Administration and the Small Business Administration.

U.S. Government Money Fund may also invest in other short-term instruments (up to 20% of its assets), in all cases subject to the credit quality requirements of the 1940 Act, including commercial paper, banker's acceptances, and certificates of deposit. Commercial paper consists of short-term, unsecured promissory notes issued principally by banks and corporations to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations of the issuer. Banker's acceptances are drafts or bills of exchange that have been guaranteed as to payment by a bank or trust company. Banker's acceptances are used to effect payment of merchandise sold in import-export transactions, and are backed by the credit strength of the bank which assumes the obligation. Time deposits are credit instruments evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specific period of time.

Gold/Resources Fund and U.S. Government Money Fund, as a fundamental investment policy, may not invest in securities of South African issuers; Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, International Investors Gold Fund and Global Income Fund are not so restricted by their fundamental investment policies.

                                 RISK FACTORS
                                 ------------
                         INVESTING IN FOREIGN SECURITIES
                        --------------------------------

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, EMERGING MARKETS GROWTH FUND, GLOBAL INCOME FUND, INTERNATIONAL INVESTORS GOLD FUND, GOLD OPPORTUNITY FUND AND GOLD/RESOURCES FUND

--------------------------------------------------------------------------------
Investors should recognize that investing in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the above Funds may hold securities and funds in foreign currencies, these Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States, and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although these Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by these Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.

Investments may be made from time to time by Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund in companies in developing countries as well as in developed countries. Asia Dynasty Fund, Emerging Markets Growth Fund, Asia Infrastructure Fund, Global Hard Assets Fund, Global Real Estate Fund, and Gold Opportunity Fund may have a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

Since the Emerging Markets Growth Fund will invest at least 65% of its total assets in emerging market countries, and the Asia Dynasty Fund and Asia Infrastructure Fund will invest at least 65% of their total assets in Asia Region investments, their investment performance will be especially affected by events affecting emerging market countries and Asia Region companies. The value and liquidity of emerging market countries and Asia Region investments may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the emerging market countries and Asia Region or their neighboring regions. The extent of economic development, political stability and market depth of different countries in the emerging market countries and Asia Region varies widely. Certain countries in the Asia Region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries. Given the Funds' investments, the Funds will likely be particularly sensitive to changes in China's economy as the result of a reversal of economic liberalization, political unrest or changes in China's trading status.

The Asia Infrastructure Fund will invest at least 65% of its assets in Asia Region infrastructure companies. Investing in infrastructure and related companies involves certain special considerations. Infrastructure companies in the Asia Region are undergoing significant change due to varying and evolving levels of government regulation or deregulation and other factors. Competitive pressures are intense and the securities of such companies may be subject to increased share price volatility. In addition, certain infrastructure companies are subject to the risk that technological innovations will make their services obsolete.

The securities markets in the emerging market countries and Asia Region are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the portfolio. Similarly, volume and liquidity in the bond markets in the emerging market countries and Asia Region are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in emerging market countries and the Asia Region securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in the emerging market countries and Asia Region may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid emerging market countries and Asia Region securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, emerging market countries and Asia Region securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

The Chinese, Hong Kong and Taiwanese stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. In particular, the securities industry in China is not well developed. China has no securities laws of nationwide applicability. The municipal securities regulations adopted by Shanghai and Shenzhen municipalities are very new, as are their respective securities exchanges and other self-regulatory organizations. In addition, Chinese stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The prices at which the Funds may acquire investments may be affected by trading by persons with material non-public information and by securities transactions by brokers in anticipation of transactions by the Funds in particular securities. The securities markets in Cambodia, Laos and Vietnam are currently non-existent.

Asia Dynasty Fund and Asia Infrastructure Fund will invest in Asia Region countries with emerging economies or securities markets, and the Emerging Markets Growth Fund and Global Real Estate Fund will invest world-wide in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investments in those countries.

Economies in the emerging market countries and the Asia Region may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of the emerging market countries and Asia Region are affected by developments in the economies of their principal trading partners. Revocation by the United States of China's "Most Favored Nation" trading status, which the United States President and Congress reconsider annually, would adversely affect the trade and economic development of China and Hong Kong. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

China governmental actions can have a significant effect on the economic conditions in the Asia Region, which could adversely affect the value and liquidity of the Fund's investments. Although the Chinese Government has recently begun to institute economic reform policies, there can be no assurances that it will continue to pursue such policies or, if it does, that such policies will succeed.

China and certain of the other emerging market countries and Asia Region countries do not have comprehensive systems of laws, although substantial changes have occurred in China in this regard in recent years. The corporate form of organization has only recently been permitted in China and national regulations governing corporations were introduced only in May 1992. Prior to the introduction of such regulations Shanghai had adopted a set of corporate regulations applicable to corporations located or listed in Shanghai, and the relationship between the two sets of regulations is not clear. Consequently, until a firmer legal basis is provided, even such fundamental corporate law tenets as the limited liability status of Chinese issuers and their authority to issue shares remain open to question. Laws regarding fiduciary duties of officers and directors and the protection of shareholders are not well developed. China's judiciary is relatively inexperienced in enforcing the laws that exist, leading to a higher than usual degree of uncertainty as to the outcome of litigation. Even where adequate law exists in China, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction. The bankruptcy laws pertaining to state enterprises have rarely been used and are untried in regard to an enterprise with foreign shareholders, and there can be no assurance that such shareholders, including the Funds, would be able to realize the value of the assets of the enterprise or receive payment in convertible currency. As the changes to the Chinese legal system develop, the promulgation of new laws, existing laws and the preemption of local laws by national laws may adversely affect foreign investors, including the Funds. The uncertainties faced by foreign investors in China are exacerbated by the fact that many laws, regulations and decrees of China are not publicly available, but merely circulated internally. Similar risks exist in other emerging market countries and Asia Region countries.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

                         FOREIGN CURRENCY TRANSACTIONS
                         -----------------------------

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, EMERGING MARKETS GROWTH FUND, GLOBAL INCOME FUND, INTERNATIONAL INVESTORS GOLD FUND, GOLD OPPORTUNITY FUND, GOLD/RESOURCES FUND

--------------------------------------------------------------------------------

Under normal circumstances, consideration of the prospects for currency exchange rates will be incorporated into the long-term investment decisions made for the above Funds with regard to overall diversification strategies. Although the Funds value their assets daily in terms of U.S. Dollars, they do not intend physically to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer. The Funds will use forward contracts, along with futures contracts, foreign exchange swaps (Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Global Balanced Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund only) and put and call options (all types of derivatives), to "lock in" the U.S. Dollar price of a security bought or sold and as part of their overall hedging strategy. The Funds will conduct their foreign currency exchange transactions, either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through purchasing put and call options on, or entering into futures contracts or forward contracts to purchase or sell foreign currencies. See "Futures and Options Transactions."

A forward foreign currency contract, like a futures contract, involves an obligation to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Unlike foreign currency futures contracts which are standardized exchange-traded contracts, forward currency contracts are usually traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for such trades.

The Adviser will not commit any Fund to deliver under forward contracts an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets or obligations denominated in that currency. The Funds' Custodian will place the securities being hedged, cash or U.S. government securities or debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency contracts to ensure that the Fund is not leveraged beyond applicable limits. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Funds' commitments with respect to such contracts. At the maturity of a forward contract, the Funds may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency prior to maturity by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. There can be no assurance, however, that the Funds will be able to effect such a closing purchase transaction.

It is impossible to forecast the market value of a particular portfolio security at the expiration of the contract. Accordingly, if a decision is made to sell the security and make delivery of the foreign currency it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that a Fund is obligated to deliver.

If a Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

                       FUTURES AND OPTIONS TRANSACTIONS
                       --------------------------------

Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may invest in options on futures contracts. Compared to the purchase or sale of futures contracts, the purchase and sale of options on futures contracts involves less potential risk to the Funds because the maximum exposure is the amount of the premiums paid for the options. Futures contracts and options thereon are both types of derivatives.

The use of financial futures contracts and commodity futures contracts, options on such futures contracts and commodities (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund, and International Investors Gold Fund), may reduce a Fund's exposure to fluctuations in the prices of portfolio securities and may prevent losses if the prices of such securities decline. Similarly, such investments may protect a Fund against fluctuation in the value of securities in which a Fund is about to invest. Because the financial markets in the Asia Region countries and other developing countries are not as developed as in the United States these financial investments may not be available to the Funds and the Funds may be unable to hedge certain risks.

The use of financial futures and commodity futures contracts and options on such futures contracts and commodities (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund and International Investors Gold Fund) as hedging instruments involves several risks. First, there can be no assurance that the prices of the futures contracts or options and the hedged security or the cash market position will move as anticipated. If prices do not move as anticipated, a Fund may incur a loss on its investment, may not achieve the hedging protection anticipated and/or incur a loss greater than if it had entered into a cash market position. Second, investments in options, futures contracts and options on futures contracts may reduce the gains which would otherwise be realized from the sale of the underlying securities or assets which are being hedged. Third, positions in futures contracts and options can be closed out only on an exchange that provides a market for those instruments. There can be no assurances that such a market will exist for a particular futures contract or option. If a Fund cannot close out an exchange traded futures contract or option which it holds, it would have to perform its contractual obligation or exercise its option to realize any profit and would incur transaction costs on the sale of the underlying assets.

It is the policy of each of the Funds to meet the requirements of the Internal Revenue Code of 1986, as amended (the "Code") to qualify as a regulated investment company to prevent double taxation of the Funds and their shareholders. One of these requirements is that less than 30% of a Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months./1/ Another test requires that at least 90% of a Fund's gross income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or other disposition of stocks or other securities. Gains from commodity futures contracts do not currently qualify as income for purposes of the 90% test. The extent to which the Funds may engage in options and futures contract transactions may be materially limited by these tests.

                           MORTGAGE-BACKED SECURITIES
                           --------------------------

The Funds may invest in mortgage-backed securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Stripped mortgage-backed securities are created when a U.S. governmental agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by change in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce the price of IOs and increase prices of POs. Rising interest rates can have the opposite effect. Changes in interest rates may also affect the liquidity of IOs and POs.

                             REAL ESTATE SECURITIES
                             ----------------------

Although Global Hard Assets Fund and Global Real Estate Fund will not invest in real estate directly, each of these Funds may invest a percentage of its assets in equity securities of REITs and other real estate industry companies or companies with substantial real estate investments. The Global Real Estate Fund may invest up to 100% of its assets and Global Hard Assets Fund may invest up to 50% of its assets in such securities. Global Hard Assets Fund and Global Real Estate Fund are therefore subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code").

----------
/1/ From time to time, legislation has been proposed in Congress which, if enacted, will repeal this requirement.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code. REITs (especially mortgage REITs) are also subject to interest rate risk (i.e., as interest rates rise, the value of the REIT may decline).

                               COMMERCIAL PAPER
                               ----------------

Emerging Markets Growth Fund, Global Balanced Fund, Global Hard Assets Fund, Global Income Fund, and Global Real Estate Fund may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Funds will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Funds to hedge or cross-hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Funds will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the Securities and Exchange Commission is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Funds believe that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.

                                DEBT SECURITIES
                                ---------------

The Funds may invest in debt securities. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value. Debt securities with similar maturities may have different yields, depending upon several factors, including the relative financial condition of the issuers. For example, higher yields are generally available from securities in the lower rating categories of S&P or Moody's. However, the values of lower-rated securities generally fluctuate more than those of high grade securities. Many securities of foreign issuers are not rated by these services. Therefore the selection of such issuers depends to a large extent on the credit analysis performed by the Adviser.

New issuer of certain debt securities are often offered on a when-issued basis, that is, they payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. The value of when-issued securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, the Funds do not accrue any income on these securities prior to delivery. The Funds will maintain in a segregated account with their Custodian an amount of cash or high quality debt securities equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities.

                                  SHORT SALES
                                  -----------

If a Fund may make short sales of equity securities. The Fund will establish a segregated account with respect to its short sales and maintain in the account cash not available for investment or US government securities or other liquid, high-quality debt securities having a value equal to the difference between (i) the market value of the securities sold short at the time they were sold short and (ii) any cash, US Government Securities or other liquid, high-quality debt securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated account will be marked to market daily, so that (i) the amount in the segregated account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (ii) in no event will the amount in the segregated account plus the amount deposited with the broker as collateral fall below the original value of the securities at the time they were sold short. The total value of the assets deposited as collateral with the broker and deposited in the segregated account will not exceed 50% of the Fund's net assets. In order to comply with certain securities laws of a state in which shares of the Fund are currently sold, the Fund has undertaken to
(i) limit the value of its assets deposited as collateral and deposited in the segregated account to 25% of the securities of any class of any one issuer and
(ii) limit short sales to liquid securities, as determined by the Adviser and ratified at least quarterly by the Board of Trustees. The Fund will comply with the undertaking so long as the Fund's shares are sold in such state for such state restrictions remain in effect. The Fund's ability to engage in short sales may further limited by the requirements of current US tax law that the Fund derive less then 30% of its gross income from the sale or other disposition of securities held less than three months. Securities sold short and then repurchased, regardless of the actual time between the tow transactions, are considered to have been held for less than three months.

                               DIRECT INVESTMENTS
                               ------------------

Emerging Markets Growth Fund, Global Hard Assets Fund, Global Real Estate Fund and Global Balanced Fund may invest up to 10% of their total assets in direct investments. Direct investments include (i) the private purchase from an enterprise of an equity interest in the enterprise in the form of shares of common stock or equity interests in trusts, partnerships, joint ventures or similar enterprises, and (ii) the purchase of such an equity interest in an enterprise from a principal investor in the enterprise. In each case the Funds will, at the time of making the investment, enter into a shareholder or similar agreement with the enterprise and one or more other holders of equity interests in the enterprise. The Adviser anticipates that these agreements will, in appropriate circumstances, provide the Funds with the ability to appoint a representative to the board of directors or similar body of the enterprise and for eventual disposition of the Funds' investment in the enterprise. Such a representative of the Funds will be expected to provide the Funds with the ability to monitor its investment and protect its rights in the investment and will not be appointed for the purpose of exercising management or control of the enterprise.

Certain of the Funds' direct investments will include investments in smaller, less seasoned companies. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. The Funds do not anticipate making direct investments in start-up operations, although it is expected that in some cases the Funds' direct investments will fund new operations for an enterprise which itself is engaged in similar operations or is affiliated with an organization that is engaged in similar operations.

Direct investments may involve a high degree of business and financial risk that can result in substantial losses. Because of the absence of any public trading market for these investments, the Funds may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices on these sales could be less than those originally paid by the Funds. Furthermore, issuers whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Funds may be required to bear the expense of the registration. In addition, in the event the Funds sell unlisted foreign securities, any capital gains realized on such transactions may be subject to higher rates of taxation than taxes payable on the sale of listed securities. Direct investments are generally considered illiquid and will be aggregated with other illiquid investments for purposes of the limitation on illiquid investments

                                 REPURCHASE AGREEMENTS
                                 ---------------------

None of the Funds will enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 10% of the value of a Fund's total assets would then be invested in such repurchase agreements and other illiquid securities (except that Global Income Fund may invest no more than 15% of its assets in such repurchase agreements and other money market instruments and Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund may invest no more than 15% of their total assets in illiquid securities). A Fund will only enter into a repurchase agreement where
(i) the underlying securities are of the type which the Fund's investment policies would allow it to purchase directly, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or exceed the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent.



                           RULE 144A SECURITIES and
                         SECTION 4(2) COMMERCIAL PAPER
                         -----------------------------

The Securities and Exchange Commission adopted Rule 144A which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 of resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers.

The Adviser will monitor the liquidity of restricted securities in the Funds' holdings under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser will consider, among other things, the following factors:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanisms of the transfer).

In addition, commercial paper may be issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Such commercial paper is restricted as to disposition under the federal securities laws and, therefore, any resale of such securities must be effected in a transaction exempt from registration under the Securities Act of 1933. Such commercial paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in such securities, thus providing liquidity.

Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued in reliance on the Section 4(2) exemption under the Act may be determined to be liquid in accordance with guidelines established by the Board of Trustees for purposes of complying with investment restrictions applicable to investments by the Funds (except the U.S. Government Money Fund) in illiquid securities.

                            INVESTMENT RESTRICTIONS
                            -----------------------

The following investment restrictions are in addition to those described in the Prospectus. Policies that are identified as fundamental may be changed with respect to a Fund only with the approval of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of a Fund's outstanding shares are present in person or by proxy, or (ii) more than 50% of a Fund's outstanding shares. As to any of the following policies, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the policy.

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GLOBAL HARD ASSETS FUND, GLOBAL REAL ESTATE FUND, GOLD OPPORTUNITY FUND, ASIA DYNASTY FUND, EMERGING MARKETS GROWTH FUND, ASIA INFRASTRUCTURE FUND, GOLD/RESOURCES FUND, GLOBAL INCOME FUND AND U.S. GOVERNMENT MONEY FUND.

--------------------------------------------------------------------------------

With respect to Gold/Resources Fund and U.S. Government Money Fund, all of the following restrictions are fundamental policies except restriction 21, unless otherwise indicated. With respect to Global Income Fund, restrictions 1, 7, 10, 15 and 21 are not fundamental. With respect to Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund restrictions 1, 4, 6, 7, 10, 12, 13, 17, 18, 19 and 20, are not fundamental, unless otherwise provided for by applicable federal or state law.

The Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund, Global Real Estate Fund and U.S. Government Money Fund may not:

1. Invest in securities which (i) with respect to Gold/Resources Fund, Global Income Fund and U.S. Government Money Fund, are subject to legal or contractual restrictions on resale ("restricted securities") or for which there is no readily available market quotation or engage in a repurchase agreement maturing in more than seven days with respect to any security if the result is that more than 10% of a Fund's net assets would be invested in such securities, and (ii) with respect to Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund, are "illiquid" securities, including repurchase agreements maturing in more than 7 days and options traded over-the-counter if the result is that more than 15% of Global Balanced Fund's, Global Hard Assets Fund's, Global Real Estate Fund's, Gold Opportunity Fund's, Asia Dynasty Fund's, Emerging Markets Growth Fund or Asia Infrastructure Fund's net assets would be invested in such securities, except that Global Income Fund may invest an additional 5% of its net assets in short term money market investments, such as repurchase agreements and time deposits maturing in more than seven days.

2. Purchase or sell real estate, although the Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Emerging Markets Growth Fund, Global Income Fund and Global Real Estate Fund may purchase securities of companies which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are collateralized by interests in real estate.

3. Purchase or sell commodities (non-Hard Asset commodities with respect to Global Hard Assets) or commodity futures contracts (for the purpose of this restriction, forward foreign exchange contracts are not deemed to be a commodity or commodity contract) except that Emerging Markets Growth Fund and Global Real Estate Fund may for hedging and other purposes, Gold/Resources Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts and Gold/Resources Fund may, for hedging purposes only, buy and sell commodity futures contracts on gold and other natural resources or on an index thereon. The Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts, (however, the Emerging Markets Growth Fund and Global Real Estate Fund is excluded from the 5% limitation for margin deposit for futures position entered into for bona fide hedging purposes). In addition, Gold/Resources Fund, International Investors Gold Fund, Global Hard Assets Fund and Gold Opportunity Fund may invest in gold bullion and coins.

4. Exclusive of the Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund, purchase securities of other open-end investment companies except as part of a merger, consolidation, reorganization or acquisition of assets; Asia Dynasty Fund, Emerging Markets Growth Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Gold/Resources Fund, Global Income Fund, or Global Real Estate Fund may not purchase more than 3% of the total outstanding voting stock of any closed-end investment company if more than 5% of any of these Funds' total assets would be invested in securities of any closed-end investment company, or more than 10% of such value in closed-end investment companies in general. In addition, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund or Global Real Estate Fund may not invest in the securities of closed-end investment companies, except by purchase in the open market involving only customary broker's commissions.

5. Make loans, except by (i) purchase of marketable bonds, debentures, commercial paper and similar marketable evidences of indebtedness and (ii) repurchase agreements. Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund, Asia Infrastructure Fund, Global Income Fund and Global Real Estate Fund may lend to broker-dealers portfolio securities with an aggregate market value up to one-third of its total assets.

6. As to 75% of the total assets of each of the Asia Dynasty Fund, Emerging Markets Growth Fund, Gold/Resources Fund, International Investors Gold Fund and U.S. Government Money Fund, purchase securities of any issuer, if immediately thereafter (i) more than 5% of a Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by a Fund (provided that these limitations do not apply to obligations of the United States Government, its agencies or instrumentalities). This limitation does not apply to the Global Income Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, or Asia Infrastructure Fund.

7. Invest more than 5 percent of the value of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation. This restriction does not apply to Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund or Asia Infrastructure Fund.

8. Underwrite any issue of securities (except to the extent that a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities).

9. Borrow money, except that each of the Gold/Resources Fund and U.S. Government Money Fund may borrow up to 10% of its total assets valued at cost for temporary or emergency purposes. These Funds will not purchase securities for investment while borrowings equaling 5% or more of their total assets are outstanding. In addition, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Income Fund and Global Real Estate Fund may borrow up to 30% of the value of their respective net assets to increase their holdings of portfolio securities.

10. Mortgage, pledge or otherwise encumber its assets except to secure borrowing effected within the limitations set forth in restriction (9).

11. Issue senior securities except insofar as a Fund may be deemed to have issued a senior security by reason of (i) borrowing money in accordance with restrictions described above; (ii) entering into forward foreign currency contracts (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and Global Real Estate Fund); (iii) financial futures contracts purchased on margin (Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Funds, Global Income Fund, and Global Real Estate Fund),
     (iv) commodity futures contracts purchased on margin (Gold/Resources Fund, Global Hard Assets Fund, Gold Opportunity Fund), Global Real Estate Funds;
     (v) foreign currency swaps (Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Asia Dynasty Fund, Emerging Markets Growth Fund and Asia Infrastructure Fund); and (vi) issuing multiple classes of shares (Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Infrastructure Fund and Asia Dynasty Fund).

12. Except for Gold Opportunity Fund, Emerging Markets Growth Fund, Global Hard Assets Fund and Global Real Estate Fund, make short sales of securities, except that Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and Global Income Fund may engage in the transactions specified in restrictions (2), (3) and (14).

13. Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions and, with respect to Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and Global Real Estate Fund may make initial or maintenance margin payments in connections with options and futures contracts and related options and borrowing effected within the limitations set forth in restriction (9).

14. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except that Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and Global Real Estate Fund may purchase or sell puts and calls on foreign currencies and on securities described under "Options Transactions" herein and in the Prospectus and that Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and Global Real Estate Fund may write, purchase or sell put and call options on financial futures contracts, which include bond and stock index futures contracts and Gold/Resources Fund may write, purchase, or sell put and call options on gold or other natural resources or an index thereon and on commodity futures contracts on gold or other natural resources or an index thereon.

15.   Make investments for the purpose of exercising control or management.

16. Invest more than 25 percent of the value of a Fund's total assets in the securities of issuers having their principal business activities in the same industry, except the Gold/Resources Fund, Global Hard Assets Fund, Global Real Estate Fund and Emerging Markets Growth Fund and as otherwise stated in any Fund's fundamental investment objective, and provided that this limitation does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

17. Participate on a joint or joint and several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Funds and such account.

18. Purchase participations or other interests (other than equity stock interests in the case of the Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund and Global Real Estate Fund) in oil, gas or other mineral exploration or development programs.

19. Invest more than 5% of its total assets in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of a Fund (except Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund, Gold Opportunity Fund, Emerging Markets Growth Fund, Asia Dynasty Fund and Asia Infrastructure
     Fund) in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities or received as dividends are not included in this restriction. The U.S. Government Money Fund will not invest in warrants.

20. Purchase or retain a security of any issuer if any of the officers, directors or Trustees of a Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer, or if such persons taken together own more than 5% of the securities of such issuer (except Emerging Markets Growth Fund and Global Real Estate Fund).

21.   Invest in real estate limited partnerships (except Global Real Estate
      Fund) or in oil, gas or other mineral leases.

With respect to restriction 3, forward foreign exchange contracts are not deemed to be a commodity or commodity contract. The following are not considered fundamental policies. Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund, Gold Opportunity Fund, Global Income Fund, Global Real Estate Fund and Emerging Markets Growth Fund may, for hedging purposes, buy and sell financial futures contracts which may include stock and bond index futures contracts and foreign currency futures contracts. A Fund may not commit more than 5% of its total assets to initial margin deposits on futures contracts. Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Global Balanced Fund, Global Hard Assets Fund, Global Real Estate Fund and Gold Opportunity Fund may not commit more than 5% of their total assets to initial margin deposits on futures contracts not used for hedging purposes.

With respect to restriction 16, companies in different geographical locations will not be deemed to be in the same industry if the investment risks associated with the securities of such companies are substantially different. For example, although generally considered to be "interest rate sensitive," investing in banking institutions in different countries is generally dependent upon substantially different risk factors, such as the condition and prospects of the economy in a particular country and in particular industries, and political conditions.

In order to comply with certain securities laws of a state in which shares of the Funds are currently sold, the Funds have undertaken with respect to investment restriction number 1, not to invest more than 10% of their assets in "restricted securities." To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Funds once such laws are no longer in effect.

In order to comply with certain securities laws of a state in which shares of the Funds are currently sold, the Funds have undertaken with respect to investment restriction number 7, not to invest more than 5% of their assets in securities of unseasoned issuers. To the extent the above restriction has been adopted to comply with state securities laws, it shall not apply to the Funds once such laws are no longer in effect.

International Investors Gold Fund
---------------------------------

Restrictions 1 through 9 are fundamental policies of International Investors Gold Fund and may not be changed without shareholder approval. Restrictions 10 through 16 are not fundamental policies and may be changed without shareholder approval.

International Investors Gold Fund may not:

1.  Underwrite securities of other issuers.

2. Invest in real estate, commodity contracts or commodities (except that, subject to applicable state laws, the Fund may invest up to 12.5% of the value of its total assets as of the date of investment in gold and silver coins which are legal tender in the country of issue and gold and silver bullion).
3. Make loans to other persons, except through repurchase agreements or the purchase of publicly distributed bonds, debentures and other debt securities.
4.  Purchase securities on margin or make short sales.

5. Purchase or retain a security of any issuer if any of the officers or directors of the Company or its investment adviser own beneficially as much as 1/2 of 1%, or if such persons taken together own over 5%, of the issuer's securities.

6. Lend its funds or assets, except through the purchase of securities the Fund would otherwise be authorized to purchase.

7. Mortgage, pledge or hypothecate more than 15% of the Company's total assets, taken at cost.

8. Purchase any restricted securities which may not be sold to the public without registration under the Securities Act of 1933, if by reason of such purchase the value of the Company's aggregate holdings in all such securities would exceed 10% of total assets.

9. Issue senior securities. The Fund may (i) borrow money in accordance with restrictions described above, (ii) enter into forward contracts, (iii) purchase futures contracts on margin, (iv) issue multiple classes of securities, and (v) enter into swap agreement or purchase or sell structured notes or similar instruments.

10. Invest in interests (other than equity stock interests) in oil, gas or other mineral exploration or development programs or in oil, gas or other mineral leases.

11.  Invest in real estate limited partnerships.

12.  Make short sales of foreign currencies.

13.  Seek short-term trading profits.

14. Make investments in companies for the purpose of exercising control or management.

15. Invest more than 10% of its assets in repurchase agreements having maturities of greater than seven days or in a combination of such agreements together with restricted securities and securities for which market quotations are not readily available.

16. Purchase securities for investment while borrowings equal to 5% or more of the Fund's assets are outstanding.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                         INVESTMENT ADVISORY SERVICES
                         ----------------------------

The investment adviser and manager of the Funds is Van Eck Associates Corporation (the "Adviser"), a Delaware corporation, pursuant to an Advisory Agreement with the Trust dated as of July 30, 1985, as amended. The Adviser furnishes an investment program for the Funds and determines, subject to the overall supervision and review of the Board of Trustees, what investments should be purchased, sold and held. The Adviser is currently the oldest and largest gold manager investing in gold mining shares. The Adviser's team of gold managers and analysts average over 25 years of experience.

Peregrine Asset Management (Hong Kong) Limited ("PAM"), a Hong Kong Corporation, is a sub-adviser to the Emerging Markets Fund pursuant to a Sub-Investment Advisory Agreement approved by the Trustees on December 10, 1996. Fiduciary International, Inc. ("FII"), a New York Corporation, is sub-adviser to the Global Balanced Fund pursuant to a Sub-Investment Advisory Agreement dated October 30, 1993.

The Adviser (and Sub-Adviser) provides the Funds with office space, facilities and simple business equipment and provides the services of consultants, executive and clerical personnel for administering their affairs. The Adviser (and Sub-Adviser) compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Adviser, Sub-Adviser, or its affiliates. The Advisory fee is computed daily and paid monthly at the following annual rates: International Investors Gold Fund, Global Income Fund and Gold/Resources Fund pay a fee equal to .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of the average daily net assets in excess of $750 million. Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund pay the Adviser a fee of .75 of 1% of average daily net assets. From this fee the Adviser pays the Sub-Adviser a fee of .50 of 1% of average daily net assets. Gold Opportunity Fund, Emerging Markets Growth Fund, Global Real Estate Fund and Global Hard Assets Fund each pay the Adviser 1% of average daily net assets. From the fee paid by the Emerging Markets Growth Fund, the Advisor pays the Sub-Advisor a fee of .50 of 1% of average daily net assets. The U.S. Government Money Fund pays a monthly fee at the annual rate of .50 of 1% for the first $500 million of average daily net assets, .40 of 1% on the next $250 million of average daily net assets, and .375 of 1% of the average daily net assets in excess of $750 million.

The Adviser also performs accounting and administrative services for Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund and International Investors Gold Fund pursuant to a written agreement. For these accounting and administrative services, Asia Dynasty Fund, Asia Infrastructure Fund and Global Balanced Fund each pays .25 of 1% of its respective average daily net assets. Gold/Resources Fund and International Investors Gold Fund pay an annual rate of .25 of 1% of the first $750 million of their respective average daily net assets and .20 of 1% of their respective average daily net assets in excess of $750 million.

The net assets of the Funds at December 31, 1996, 1995 and 1994, were approximately: International Investors Gold Fund (Class A) - $409,329,538 , $519,795,000 and $634,808,000, respectively; Gold/Resources Fund
(Class A) - $132,298,375 , $155,974,000 and $186,091,000,
respectively; U.S. Government Money Fund - $107,844,799, $70,130,000 and $47,078,000, respectively; Global Income Fund (Class A) -$75,814,422, $112,375,000 and $137,242,000, respectively; Asia Dynasty Fund (Class A) - $44,351,438, $64,275,000, $83,787,000 and $108,661,000, respectively; Asia
Dynasty Fund (Class B) - $20,296,022, $27,234,000 and $35,024,000, respectively;
Global Balanced Fund (Class A) -$24,399,362, $30,632,000 and $13,986,000,
respectively; Global Balanced Fund (Class B) - $4,931,669, $6,151,000 and $5,628,000, respectively. The net assets of the Funds at December 31, 1996, 1995 and 1994 were approximately: International Investors Gold Fund (Class C) - $1,710,121, $720,000 and $430,000 respectively; Asia Infrastructure Fund (Class
A) - $2,161,331, $738,000 and $1,038,000 respectively; Global Hard Assets Fund (Class A) -$27,225,946, $3,820,000 and $1,419,000 respectively; and Global Hard
Assets Fund (Class C) - $1,934,895, $181,000 and $8,000 respectively. Gold Opportunity Fund (Class A) at December 31, 1996 and 1995- $8,446,079, $1,906,000
and Gold Opportunity Fund (Class C) at December 31, 1996 and 1995 - $1,240,700, $105,000. Asia Infrastructure Fund (Class B), Global Hard Assets Fund (Class B), Gold Opportunity Fund (Class B) at December 31, 1996, respectively, $62,429, $1,805,578 and $498,020.

In 1996, 1995 and 1994, the aggregate remuneration received by the Adviser from International Investors Gold Fund was $4,087,710, $4,256,866 and $4,792,990, respectively; from Gold/Resources Fund was $1,198,836, $1,317,580 and $1,569,404, respectively; from U.S. Government Money Fund was $382,786, $286,736 and $316,603, respectively; from Global Income Fund was $685,015, $984,254 and $1,312,169, respectively; from Asia Dynasty Fund was $351,836, $818,148 and $1,011,806, respectively. In 1996, 1995 and 1994, the aggregate remuneration received by the Adviser from Global Balanced Fund was $242,227, $141,393 and $127,782, respectively; from Global Hard Assets Fund was $121,846, $29,887 and $1,893, respectively; from Asia Infrastructure Fund was $7,387, $7,143 and $12,806, respectively. In 1996 and 1995, the aggregate remuneration received by the Adviser from Gold Opportunity Fund was $85,839 and $14,095.

The expenses borne by each of the Funds include: all the charges and expenses of the transfer and dividend disbursing agent, custodian fees and expenses, legal, auditors' and accountants' fees and expenses, brokerage commissions for portfolio transactions, taxes, if any, the advisory fee (and accounting and administrative services fees, if any), extraordinary expenses (as determined by the Trustees of the Trust), expenses of shareholders' and Trustees' meetings, and of preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, legal and accounting expenses and expenses of registering and qualifying shares for sale (including compensation of the Adviser's employees in relation to the time spent on such matters), expenses relating to the Plan of Distribution (Rule 12b-1 Plan) exclusive of International Investors Gold Fund, fees of Trustees who are not "interested persons" of the Adviser (or Sub-Adviser), membership dues of the Investment Company Institute, fidelity bond and errors and omissions insurance premiums, cost of maintaining the books and records of each Fund, and any other charges and fees not specifically enumerated as an obligation of the Distributor or Adviser or Sub-Adviser.

The Advisory Agreement with respect to Gold Opportunity Fund was approved at a meeting of the Board of Trustees held on December 13, 1994. The Advisory Agreement with respect to Global Hard Assets Fund was approved at a meeting of the Board of Trustees held on October 18, 1994. The Advisory Agreement and Sub-Advisory Agreements provide that the Adviser and Sub-Adviser shall reimburse the Trust for expenses of the Trust in excess of certain expense limitations required by state regulation unless the Trust has obtained an appropriate waiver of such expense limitations or expense items from a particular state authority. Under the Advisory Agreement and Sub-Advisory Agreement, the maximum annual expenses which the Trust may be required to bear, inclusive of the advisory fee (from which the Adviser pays the Sub-Adviser its fee) but exclusive of interest, taxes, brokerage fees, Rule 12b-1 Plan distribution payments and extraordinary items, may not exceed the lowest expense limitation imposed by any state in which the Funds are registered. Currently, only one state imposes such an expense limitation on the Funds. For the purposes of the expense limitations imposed on the Funds by this state, expenses may not exceed: (i) 2.5% of the first $30,000,000 of average net assets, 2.0% of the next $70,000,000 of average net assets and 1.5% of the remaining average net assets. The amount of the advisory fee to be paid to the Adviser each month will be reduced by the amount, if any, by which the annualized expenses of the Funds for that month exceed the foregoing limitations. At the end of the fiscal year, if the aggregate annual expenses of the Funds exceed the amount permissible under the foregoing limitations, then the Adviser and/or Sub-Adviser will be required promptly to reimburse the Funds for the total amount by which expenses exceed the amount of the limitations, not limited (with respect to the Adviser only) to the amount of the fees paid. If aggregate annual expenses are within the limitations, however, any excess amount previously withheld will be paid to the Adviser and/or Sub-Adviser.

The Advisory Agreement and Sub-Advisory Agreement with respect to Global Balanced Fund were approved at a meeting of the Board of Trustees held on October 12, 1993. The Advisory and Sub-Advisory Agreement with respect Emerging Markets Growth Fund were approved at a meeting of the Board of Trustees held on December 10, 1996. The Advisory Agreement with respect to Gold/Resources Fund and International Investors Gold Fund was approved at a meeting of the Board of Trustees held on May 24, 1994. Advisory Agreements for all the Funds were reapproved by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to such Agreements or interested persons of any such party at a meeting held on April 23, 1996. The Advisory Agreement was approved by shareholders of the U.S. Government Money Fund on January 23, 1987; Global Income Fund on April 12, 1988; and Gold/Resources Fund and International Investors Gold Fund on July 25, 1994. The Advisory Agreements and Sub-Investment Advisory Agreements were approved by shareholders of Global Balanced Fund on December 17, 1993. The Advisory Agreement and Sub-Advisory Agreement provide that they shall continue in effect from year to year with respect to a Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated on 60 days written notice by either party and will terminate automatically in the event of an assignment within the meaning of the Act.

Mr. John C. van Eck is Chairman of the Board of Directors of the Adviser as well as President and Trustee of the Trust. Mr. Van Eck offered the first global mutual fund to U.S. investors in 1955 and offered the first gold fund to U.S. investors in 1968.

                                THE DISTRIBUTOR
                                ---------------

Shares of the Funds are offered on a continuous basis and are distributed through Van Eck Securities Corporation, 99 Park Avenue, New York, New York (the "Distributor"), a wholly-owned subsidiary of Van Eck Associates Corporation.
The Trustees of the Trusts have approved a Distribution Agreement appointing the Distributor as distributor of shares of the Funds. The Distribution Agreement with respect to all Funds was reapproved by the action of the Trustees on April 23, 1996.

The Distribution Agreement provides that the Distributor will pay all fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling shares of the Funds and preparing, printing and distributing advertising or promotional materials. The Funds will pay all fees and expenses in connection with registering and qualifying their shares under federal and state securities laws.

Van Eck Securities Corporation retained distributing commissions on sales of shares of the Funds for the following fiscal years ended December 31 (except as noted) after reallowance to dealers as follows:

                                                  Van Eck
                                                Securities   Reallowance to
                                                Corporation     Dealers
                                                -----------  --------------
                                    1996           $160,019      $  917,169
                                    1995            161,888         650,766
International                       1994            423,706       1,665,173
Investors Gold Fund                 1993            485,198       1,851,096

                                    1996           $ 32,278      $  231,559
                                    1995             64,047         274,644
Gold/Resources Fund                 1994            286,592       1,117,992
                                    1993            342,459       1,290,246

                                    1996           $  9,869      $   51,145
                                    1995             19,771          98,774
Global Income Fund                  1994             33,396         136,949
                                    1993            337,156       1,517,371

                                    1996           $ 22,269      $  109,025
                                    1995             25,162         119,247
Asia Dynasty                        1994            236,565       1,181,535
Fund                           3/22/93-12/31/93     211,110       2,409,342

                                    1996           $  2,382      $   11,231
                                    1995              1,982           8,982
Global Balanced                     1994             19,768         308,987
Fund                          12/20/93-12/31/93          51           5,368

                                    1996           $  4,002      $   16,613
Asia Infra-                         1995                717           3,792
structure Fund                  8/3/94-12/31/94       1,142          36,798

                                    1996           $ 53,056      $  273,203
Global Hard                         1995              8,060          44,788
Assets Fund                    11/2/94-12/31/94          64          16,554

                                    1996           $ 28,650      $  175,537
Gold Opportunity                    1995              1,740           7,164
Fund

As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Global Funds, these Funds have no operating history and therefore are not on the above chart.

To compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement, each of Gold/Resources Fund (Class
A), Global Income Fund (Class A), and U.S. Government Money Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 (the "Plan") under the Act. Fees paid by the Funds under the Plan will be used for servicing and/or distribution expenses incurred only during the applicable year. Additionally, Global Balanced Fund (Class A and B), Asia Dynasty Fund (Class A and B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class C), Gold Opportunity Fund (Class A, B and C), Global Hard Assets Fund (Class A, B and C) and Global Real Estate Fund (Class A, B and C)have also adopted a Plan which provides for the compensation of brokers and dealers who sell shares of these Funds or provide servicing. The Plan for Asia Dynasty Fund (Class A) is a reimbursement type plan and provides for the payment of carry-over expenses to the Distributor, incurred in one year but payable in a subsequent year(s), up to the maximum for the Fund in any given year. Global Balanced Fund (Class A and Class B), Asia Dynasty Fund (Class B), Asia Infrastructure Fund (Class A and B), International Investors Gold Fund (Class C), Gold Opportunity Fund (Class A, B and C) Global Hard Assets Fund (Class A, B and C) and Global Real Estate Fund (Class A, B and C) Plans are compensation type plans with a carry-forward provision which provides that the Distributor recoup distribution expenses in the event the Plan is terminated. For the periods prior to April 30, 1998, the Distributor has agreed with respect to Plans with a carry-forward provision, notwithstanding anything to the contrary in the Plan, to waive its right to reimbursement of carry-forward amounts in the event the Plan is terminated unless the Board of Trustees has determined that reimbursement of such carry-forward amounts is appropriate. Pursuant to the Plans, the Distributor provides the Funds at least quarterly with a written report of the amounts expended under the Plans and the purpose for which such expenditures were made. The Trustees review such reports on a quarterly basis.

The Plan was approved with respect to Gold Opportunity Fund by the Trustees of the Trust on December 13, 1994. The Plan was approved with respect to Global Hard Assets Fund by the Trustees of the Trust on October 18, 1994. The Plans were approved, in the case of Asia Infrastructure (Class A) and International Investors Gold Fund (Class C) by the Trustees of the Trust on October 18, 1994. The Plans were reapproved for all Funds, by the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on each such Plan on April 23, 1996. The Plan was approved by shareholders of the Gold/Resources Fund (Class A) and U.S. Government Money Fund on January 23, 1987; Global Income Fund on April 12, 1988; Asia Dynasty Fund (Class B) on August 31, 1993; Global Balanced Fund (Class A and B) on December 17, 1993; International Investors Gold Fund (Class C) and Asia Dynasty Fund (Class A) on July 25, 1994. A Plan shall continue in effect as to each Fund, provided such continuance is approved annually by a vote of the Trustees in accordance with the Act. A Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Funds, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on written notice to any other party to the Plan. A Plan will automatically terminate in the event of its assignment (as defined in the Act). So long as the Plan is in effect, the election and nomination of Trustees who are not "interested persons" of the Trust shall be committed to the discretion of the Trustees who are not "interested persons." The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Funds will preserve copies of the Plan and any agreement or report made pursuant to Rule 12b-1 under the Act, for a period of not less than six years from the date of the Plan or such agreement or report, the first two years in an easily accessible place. For additional information regarding the Plans, see the Prospectus.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE
                     ------------------------------------

The Adviser or the Sub-Adviser is responsible for decisions to buy and sell securities and other investments for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. In transactions on stock and commodity exchanges in the United States, these commissions are negotiated, whereas on foreign stock and commodity exchanges these commissions are generally fixed and are generally higher than brokerage commissions in the United States. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed fixed commission or discount. Most obligations in which the U.S. Government Money Fund invests are normally traded on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

In purchasing and selling the Funds' portfolio investments, it is the Adviser's or Sub-Adviser's policy to obtain quality execution at the most favorable prices through responsible broker-dealers. In selecting broker-dealers, the Adviser will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security or asset to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer's firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions.

In addition, the Adviser may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Adviser under which the broker-dealer allocates a portion of the commissions paid by a Fund toward payment of the Fund's expenses such as transfer agency, printing or other expenses. The services of the broker-dealer must be comparable to those of other qualified broker-dealers.

The Adviser or Sub-Adviser may cause the Funds to pay a broker-dealer who furnishes brokerage and/or research services a commission that is in excess of the commission another broker-dealer would have received for executing the transaction if it is determined that such commission is reasonable in relation to the value of the brokerage and/or research services as defined in Section 28(e) of the Securities Exchange Act of 1934 which have been provided. Such research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Any such research and other information provided by brokers to the Adviser and Sub-Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser and Sub-Adviser under the Advisory Agreement and Sub-Advisory Agreements with the Trust. The research services provided by broker-dealers can be useful to the Adviser and Sub-Adviser in serving its other clients or clients of the Adviser's or Sub-Adviser's affiliates.

The table below shows the commissions paid on purchases and sales of portfolio securities by each Fund during its respective fiscal year, and the percentages of such amounts paid to brokers or dealers which furnished daily quotations to the Funds for the purpose of calculating daily per share net asset value and to brokers and dealers which sold shares of the Funds. The U.S. Government Money Fund did not pay brokerage commissions.


Fund (fiscal year end)
                                                                         1996 TO FOLLOW
---------------------------------------------------------------------------------------

                                                                              1995
                                                                             % Daily
                                                             Commissions     Quotations      %Fund Sales

International Investors Gold Fund (Class A and C) (12/31)    $  212,002        1.86%         18.63%
Gold/Resources Fund (Class A) (12/31)                        $  235,161        0.00%         17.59%
Global Income Fund (Class A) (12/31)                         $   31,325        0.00%          0.00%
Asia Dynasty Fund (Class A and B) (12/31)                    $  900,977        0.00%          3.10%
Global Balanced Fund (Class A and B) (12/31)                 $   89,406        3.50%          1.92%
Asia Infrastructure Fund (Class A) (12/31)                   $   10,104        0.00%          1.36%
Global Hard Assets Fund (Class A and C) (12/31)              $   28,075        2.07%         25.86%
Gold Opportunity Fund (Class A and C)(12/31)                 $   26,628        0.00%         11.49%

Fund (fiscal year end)                                                        1994
                                                                             % Daily
                                                             Commissions     Quotations      %Fund Sales

International Investors Gold Fund (Class A and C) (12/31)    $  403,616      30.92%          15.24%
Gold/Resources Fund (12/31)                                  $  199,613       2.74%           8.75%
Global Income Fund (12/31)                                   $   40,340      78.09%            -0-
Asia Dynasty Fund (Class A and B) (12/31)                    $1,011,934       2.36%           2.36%
Global Balanced Fund (Class A and B) (12/31)                 $   65,744      10.32%           1.28%
Asia Infrastructure Fund (12/31)                             $   57,894       4.75%           3.64%
Global Hard Assets Fund (Class A and C) (12/31)              $    2,687      78.75%          32.04%

Fund (fiscal year end)                                                        1993
                                                                             % Daily
                                                             Commissions     Quotations      %Fund Sales

International Investors Gold Fund (12/31)                    $  285,946      11.49%          13.89%
Gold/Resources Fund (12/31)                                  $  100,986        -0-             -0-
Global Income Fund (12/31)                                   $   32,000        -0-             -0-
Asia Dynasty Fund (Class A and B) (12/31)                    $  518,223      22.80%           0.10%
Global Balanced Fund (Class A and B) (12/31)                        -0-        -0-             -0-

As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Global Funds, these Funds have no operating history and therefore are not on the above chart.

The Trustees periodically review the Adviser's and Sub-Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Funds and review the commissions paid by the Funds over representative periods of time to determine if they are reasonable in relation to the benefits to the Funds.

Investment decisions for the Funds are made independently from those of the other investment accounts managed by the Adviser, Sub-Adviser or affiliated companies. Occasions may arise, however, when the same investment decision is made for more than one client's account. It is the practice of the Adviser and Sub-Adviser to allocate such purchases or sales insofar as feasible among its several clients or the clients of its affiliates in a manner it deems equitable. The principal factors which the Adviser and Sub-Adviser considers in making such allocations are the relative investment objectives of the clients, the relative size of the portfolio holdings of the same or comparable securities and the then availability in the particular account of funds for investment. Portfolio securities held by one client of the Adviser or Sub-Adviser may also be held by one or more of its other clients or by clients of its affiliates. When two or more of its clients or clients of its affiliates are engaged in the simultaneous sale or purchase of securities, transactions are allocated as to amount in accordance with formulae deemed to be equitable as to each client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Adviser or Sub-Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

While it is the policy of the Funds generally not to engage in trading for short-term gains, the Funds will effect portfolio transactions without regard to the holding period if, in the judgment of the Adviser or Sub-Adviser such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. The Global Hard Assets Fund, Emerging Markets Growth Fund, Asia Dynasty Fund, Asia Infrastructure Fund and Gold/Resources Fund anticipate that their annual portfolio turnover rates will not exceed 100%.

The annual portfolio turnover rate of the Global Balanced Fund, Global Income Fund and Gold Opportunity Fund may exceed 100%. Due to the high rate of turnover the Funds may pay a greater amount in brokerage commissions than a
similar size fund with a lower turnover rate.   The portfolio turnover rates of
all Funds may vary greatly from year to year. In addition, since the Funds may have a high rate of portfolio turnover, the Funds may realize capital gains or losses. Capital gains will be distributed annually to the shareholders. Capital losses cannot be distributed to shareholders but may be used to offset capital gains at the Fund level. See "Taxes" in the Prospectus and the Statement of Additional Information.

The Adviser and related persons, may from time to time, buy and sell for their own accounts securities recommended to clients for purchase or sale. The Adviser recognizes that this practice may result in conflicts of interest. However, to minimize or eliminate such conflicts a Code of Ethics has been adopted by the Adviser which requires that all trading in securities suitable for purchase by client accounts must be approved in advance by a person familiar with purchase and sell orders or recommendations. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale on behalf of a client account within seven days; or if the security has been purchased or sold or recommended for purchase or sale by a client account, it is determined that the trading activity will not have a negative or appreciable impact on the price or market of the security or the activity is of such a nature that it does not present the dangers or potential for abuses or likely to result in harm or detriment to a client account. At the end of each calendar quarter, all related personnel of the Adviser are required to file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

                                 TRUSTEES AND OFFICERS
                                 ---------------------

The Trustees and Officers of the Van Eck Funds, their addresses, positions with the Trust and principal occupations during the past five years are set forth below. For the fiscal year ended December 31, 1995, compensation received by any Trustee did not exceed $60,000.

Trustees of Van Eck Funds:

*@JOHN C. van ECK, C.F.A. - Chairman of the Board/President
-----------------------------------------------------------

     270 River Road, Briarcliff Manor, New York; Chairman of the Board and President of other affiliated investment companies advised by the Adviser; Chairman, Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Director, Eclipse Financial Asset Trust (mutual fund); Former President of the Adviser and its affiliated companies; Former Director (1992-1995), Abex Inc. (aerospace), Former Director (1983-1986), The Signal Companies, Inc. (high technology and engineering); Former Director (1982-1984), Pullman Transportation Co., Inc. (transportation equipment). Former Director (1986-1992) The Henley Group, Inc. (technology and health).

@#+JEREMY H. BIGGS - Trustee
----------------------------

     1220 Park Avenue, New York, NY 10128; Trustee of other affiliated investment companies advised by the Adviser; Vice Chairman, Director and Chief Investment Officer, Fiduciary Trust Company International (investment manager), parent company of Fiduciary International, Inc., which serves as sub-advisor to the Global Balanced Fund; Chairman of the Board to all funds of Davis Funds Group (mutual fund management company); Former Director, International Investors Incorporated (1990-1991).

#+RICHARD C. COWELL - Trustee
-----------------------------

     240 El Vedado Way, Palm Beach, Florida 33480; Trustee of other affiliated investment companies advised by the Adviser; Private Investor; Director, West Indies & Caribbean Development Ltd. (real estate); Former Director, Compo Industries, Inc. (machinery manufacturer); Former Director, International Investors Incorporated (1957-1991); Former Director (1978-
     1981), American Eagle Petroleums, Ltd. (oil and gas exploration); Former President and Director (1968-1976), Minerals and Industries, Inc. (petroleum products); Former Director (1978-1983) Duncan Gold Resources, Inc. (oil exploration and gold mining); Former Director (1981-1984), Crested Butte Silver Mining Co.; Former Chairman and Member of Executive Committee (1974-1981), Allerton Resources, Inc. (oil and gas exploration); Former Director (1976-1982), Western World Insurance Co.

@ PHILIP DEFEO - Trustee
------------------------

     194 Centre Street, Dover, Massachusetts 02030; President and Chief Exeuctive Officer, and Trustee of other affiliated investment companies advised by the Adviser. President and Chief Exeuctive Officer and Director of Van Eck Associates Corporation (investment adviser) and Van Eck Securities Corporation (broker-dealer); Former Executive Vice President and Director (1994-1996), Cedel International (finance and settlements); Former Managing Director (1992-1994), Lehman Brothers (investment bank and broker/dealer); Former Senior Vice President (1987-1992), Fidelity Investments (financial services); Former Senior Vice President (1979-1987), Bankers Trust Company International Securities Division.

#+WESLEY G. McCAIN - Trustee
----------------------------

     144 East 30th Street, New York, New York 10016; Chairman, Towneley Capital Management, Inc., (investment adviser); Chairman, Eclipse Financial Asset Trust (mutual fund); Trustee of other affiliated investment companies advised by the Adviser; General Partner, Pharoah Partners, L.P.; President, Millbrook Associates, Inc.; Trustee, Libre Group Trust; Chairman, Eclipse Financial

     Services, Inc.; Trustee, Peregrine Funds; Former Director, International Investors Incorporated; and Former Secretary and Treasurer, Millbrook Advisers, Inc. (investment adviser) Former Chairman, Finacor, Inc. (financial services).

DAVID J. OLDERMAN - Trustee
---------------------------

     40 East 52nd Street, New York, New York 10022; Chairman of the Board, Chief Executive Officer and Owner, Carret & Company, Inc. (since 1988); Chairman of the Board, American Copy Equipment Co. (1991-present); Chairman of the Board, Brighton Partners, Inc. (1993-present); Principal, Olderman & Raborn, Inc., (investment advisers-1984-1988); Chairman of the Board, Railoc, Inc., (farm equipment manufacturing-1979-1984); Head of Corporate Finance, Halsey Stuart (investment Banking-1974-1975); Vice Chairman of the Board, Stone and Webster Securities Corp. (investment banking, retail sales and investment advisory divisions-1964 to 1974).

*#RALPH F. PETERS - Trustee
---------------------------

     55 Strimples Mill Road, Stockton, New Jersey 08559; Trustee of other affiliated investment companies advised by the Adviser; Former Chairman of the Board, Former Chairman of the Executive Committee and Chief Executive Officer of Discount Corporation of New York (dealer in U.S. Treasury and Federal Agency Securities) (1981-1988); Director, Sun Life Insurance and Annuity Company of New York; Director, U.S. Life Income Fund, Inc., New York; Former Director, International Investors Incorporated.

RICHARD D. STAMBERGER - Trustee
-------------------------------

     888 17th Street, N.W., Washington, D.C. 20006; Principal, National Strategies, Inc., a public policy firm in Washington, D.C.; Partner and Co-founder, Quest Partners, Inc. (management consulting firm/since 1988); Executive Vice President, Chief Operating Officer, and a Director of NuCable Resources Corporation (technology firm/since 1988); Trustee, Peregrine Funds; associated with Anderson Benjamin & Reed, a regulatory consulting firm based in Washington, D.C. (1985-1986); White House Fellow-Office of Vice President (1984-1985); Director of Special Projects, National Cable Television Association (1983-1984).

**@FRED M. van ECK - Trustee
----------------------------

     99 Park Avenue, New York, New York; Private Investor; Trustee of other affiliated investment companies advised by the Adviser; Director, Van Eck Associates Corporation; Director, Van Eck Securities Corporation; Former General Partner (1950-1976) J. H. Whitney & Co. (venture capital).

Officers of the Trust:

HENRY J. BINGHAM - Executive Vice President
-------------------------------------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President of International Investors Gold Fund series of Van Eck Funds and Gold and Natural Resources Fund series of Van Eck Worldwide Insurance Trust; Executive Vice President of other affiliated investment companies advised by the Adviser; Executive Managing Director of the Adviser; Formerly an officer of the Adviser and affiliated companies; Director and Vice President (1978-1983), United Services Gold Shares, Inc., United Services Group of Funds, Inc. and The Good and Bad Times Fund, Inc. (mutual funds) and Growth Research and Management, Inc. (investment adviser). Formerly General Partner and Director of Spencer Trask & Co.

LUCILLE PALERMO - Executive Vice President
------------------------------------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President, Gold/Resources Fund and Gold Opportunity Fund series of Van Eck Funds; Associate Director, Mining Research of the Adviser; Investment Strategist and Analyst with Drexel Burnham Lambert (1979-1989).

MADIS SENNER - Executive Vice President
---------------------------------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President of Global Income Fund series of Van Eck Funds and Worldwide Bond Fund series of Van Eck Worldwide Insurance Trust; Director, Global Fixed Income of the Adviser; Executive Vice President of other affiliated investment companies advised by the Adviser; Former Global Bond Manager, Chase Manhattan Private Bank (1992-1994); Former President and founder, Sunray Securities, Inc. (1989-1992).

***@DEREK van ECK, C.F.A. - Executive Vice President
----------------------------------------------------

     99 Park Avenue, New York, New York; Executive Vice President of the Trust; President of Global Hard Assets Fund series of Van Eck Funds and Worldwide Hard Assets Fund series of Van Eck Worldwide Insurance Trust; Vice President of Global Balanced Fund, Gold Opportunity Fund and Asia Infrastructure Fund series of Van Eck Funds; Executive Vice President, Director, Global Investments and Director of Van Eck Associates Corporation and Van Eck Securities Corporation.

MICHAEL G. DOORLEY - Vice President
-----------------------------------

     99 Park Avenue, New York, New York; Vice President of the Trust, Senior Vice President and Chief Financial Officer of Van Eck Associates Corporation and Van Eck Securities Corporation, Senior Vice President and Chief Financial Officer of other affiliated investment companies advised by the Adviser.

BRUCE J. SMITH - Vice President and Treasurer
---------------------------------------------

     99 Park Avenue, New York, New York; Vice President and Treasurer of the Trust, Senior Managing Director, Portfolio Accounting of Van Eck Associates Corporation and Senior Managing Director of Van Eck Securities Corporation; Vice President and Treasurer of other affiliated investment companies advised by the Adviser.

JOSEPH P. DiMAGGIO - Controller
-------------------------------

     99 Park Avenue, New York, New York; Controller of the Trust, Director of Portfolio Accounting of Van Eck Associates Corporation (since 1993); Accounting Manager, Alliance Capital Management (1985-1993); Controller of other affiliated investment companies advised by the Adviser.

WILLIAM A. TREBILCOCK
-----------------------

     99 Park Avenue, New York, New York; Director, Mining Research of Van Eck Associates Corporation; Former Director, Corner Bay Explorations Ltd.; Former Director, Precambrian Explorations Inc. (mining exploration); Former Director and Secretary (1981-1984) of Tioga Land Company, Inc. (oil exploration); Former Director (1984-1987), Lacana Gold Inc. (mining company); Former Director, Royex Gold Mining Corporation (mining company); Former Director, Pez Corona Gold Corporation (a wholly-owned subsidiary of Royex Gold Mining Corporation); Former Director, International Corona Corporation.

THADDEUS M. LESZCZYNSKI - Vice President and Secretary
------------------------------------------------------

     99 Park Avenue, New York, New York; Vice President and Secretary of the Trust, Vice President and Secretary of other affiliated investment companies advised by the Adviser; Vice President, Secretary and General Counsel of Van Eck Associates Corporation and Van Eck Securities Corporation.

SUSAN C. LASHLEY - Vice President
---------------------------------

     99 Park Avenue, New York, New York; Vice President of the Trust, Managing Director, Mutual Fund Operations of Van Eck Securities Corporation.

KEVIN REID - Portfolio Manager
------------------------------

     99 Park Avenue, New York, New York; Portfolio Manager of the Global Real Estate Fund and Director of Real Estate Research.

PAUL A. DiPERNA - Vice President
--------------------------------

     99 Park Avenue, New York, New York; Assistant Vice President of the Trust, Associate Manager, Trading, of Van Eck Associates Corporation; Portfolio Manager of U.S. Government Money Fund series of Van Eck Funds.

CHARLES CAMERON - Vice President
--------------------------------

     99 Park Avenue, New York, New York; Vice President of the Trust, Director of Trading of Van Eck Associates Corporation

BARBARA J. ALLEN - Assistant Secretary
--------------------------------------

     99 Park Avenue, New York, New York; Assistant Secretary of the Trust, Compliance Officer of Van Eck Associates Corporation and Van Eck Securities Corporation.

-------------------------

@       An "interested person" as defined in the Act.

* Member of Executive Committee - exercises general powers of Board of Trustees between meetings of the Board.

**      Brother of Mr. John C. van Eck.

***     Son of John C. van Eck and nephew of Fred M. van Eck.

#       Member of Nominating Committee.

+ Member of Audit Committee - reviews fees, services, procedures, conclusions and recommendations of independent auditors.

As of December 31, 1996, all Officers and Trustees as a group owned the number of shares indicated of each Fund: 154,386 of International Investors Gold Fund, equal to less than 1% of shares outstanding; 38,238 shares of Gold/Resources Fund, equal to less than 1% of shares outstanding; 1,346,115 shares of U.S. Government Money Fund, equal to less than 1.3% of shares outstanding; 29,230 shares of Global Income Fund, equal to less than 1% of shares outstanding; 24,060 shares of Asia Dynasty Fund, equal to less than 1% of shares outstanding; 28,368 shares of Global Balanced Fund, equal to less than 1% of shares outstanding; 9,729 shares of Asia Infrastructure Fund, equal to less than 1% of shares outstanding; 22,058 shares of Global Hard Assets Fund, equal to approximately 3% of shares outstanding and 5,773 shares of Gold Opportunity Fund, equal to less than 1% of shares outstanding.

At April 1, 1996, Mr. John C. van Eck and members of his family owned 1,299,305 shares of the U.S. Government Money Fund, which represented approximately 1.2% of the Fund. Mr. van Eck has agreed to vote his shares in the same proportion as the votes cast by other shareholders of the Fund.

                                 VALUATION OF SHARES
                                 -------------------

The net asset value per share of each of the Funds is computed by dividing the value of all of a Fund's securities plus cash and other assets, less liabilities, by the number of shares outstanding. The net asset value per share is computed as of the close of the New York Stock Exchange, Monday through Friday, exclusive of national business holidays. The Funds will be closed on the following national business holidays: New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values need not be computed on a day in which no orders to purchase, sell or redeem shares of the Funds have been received.

Dividends paid by a Fund with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B or Class C shares will be borne exclusively by that Class. The Trustees have determined that currently no conflict of interest exists between the Class A and Class B shares or Class A and Class C shares. On an ongoing basis, the Board of Trustees, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Shares of International Investors Gold Fund-A, Global Income Fund-A, Gold/Resources Fund-A, Global Hard Assets Fund-A, Global Real Estate Fund-A, Gold Opportunity Fund-A, Asia Dynasty Fund-A, Asia Infrastructure Fund-A, Emerging Markets Growth Fund-A, and Global Balanced Fund-A are sold at the public offering price which is determined once each day the Funds are open for business and is the net asset value per share plus a sales charge in accordance with the schedule set forth in the Prospectus. Shares of the U.S. Government Money Fund are sold without a sales charge. Shares of Asia Dynasty Fund-B, Global Balanced Fund-B, Emerging Markets Growth Fund-A, Emerging Markets Growth Fund-B, Global Emerging Markets-C, Asia Infrastructure Fund-B, Global Hard Assets Fund-B, Global Real Estate Fund-B, and Gold Opportunity Fund-B are sold with a contingent deferred sales charge. Shares of Emerging Markets Growth Fund, International Investors Gold Fund-C, Global Hard Assets Fund-C, Global Real Estate Fund-C, and Gold Opportunity Fund-C are sold with a redemption fee.

Set forth below is an example of the computation of the public offering price for shares of the Global Income Fund-A, International Investors Gold Fund-A, Gold/Resources Fund-A, Gold Opportunity Fund-A, Asia Dynasty Fund-A, Asia Infrastructure Fund-A, Global Hard Assets Fund-A and Global Balanced Fund-A on December 31, 1996 under the then-current maximum sales charge: 1996 TO FOLLOW


                                    Gold/       Global  Global  International   Asia       Asia         Global    Gold
                                    Resources   Hard    Income  Investors       Dynasty    Infrastruc-  Balanced  Opportunity
                                    Fund-A      Assets  Fund-A  Gold Fund-A     Fund-A     ture         Fund-A    Fund-A
                                                Fund-A                                     Fund-A

Net asset value and repurchase      $5.72       $14.42  $8.78   $11.90          $13.21     $8.92        $10.37    $10.11
price per share on $.001 par
value capital shares
outstanding

Maximum sales charge (as              .35          .72    .44      .73             .66       .44           .52       .62
described in the Prospectus)

Maximum offering price per share    $6.07       $15.14  $9.22   $12.63          $13.87     $9.36        $10.89    $10.73

As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Global Funds, these Funds have no operating history and therefore are not on the above chart.

In determining whether a contingent deferred sales charge is applicable to a redemption of Class B shares or a redemption charge is applicable to Class C shares, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of any Class A shares in the shareholder's Fund account (unless a specific request is made to redeem a specific class of shares), second of Class B shares held for over six years, Class C shares held for over one year, shares attributable to appreciation or shares acquired pursuant to reinvestment, and third of any Class C shares or Class B held longest during the applicable period.

To provide two examples, assume an investor purchased 100 Class B shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $200 of the $600 redemption proceeds will be charged at a rate of 4% (the applicable rate in the second year after purchase). Instead, assume an investor purchased 100 Class C shares of Global Hard Assets Fund at $10 per share (at a cost of $1,000) and six months after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds $600), 10 shares or $120 will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is not applied to the $80 attributable to appreciation but is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 1%.

The value of a financial futures or commodity futures contract equals the unrealized gain or loss on the contract that is determined by marking it to the current settlement price for a like contract acquired on the day on which the commodity futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Securities or futures contracts for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price. If no sales are reported as in the case of most securities traded over-the-counter, securities are valued at the mean of their bid and asked prices at the close of trading on the New York Stock Exchange (the "Exchange"). In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market. Options are valued at the last sales price unless the last sales price does not fall within the bid and ask prices at the close of the market, in which case the mean of the bid and ask prices is used. All other securities are valued at their fair value as determined in good faith by the Trustees. Foreign securities or futures contracts quoted in foreign currencies are valued at appropriately translated foreign market closing prices or as the Board of Trustees may prescribe.

Generally, trading in foreign securities and futures contracts, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in determining the net asset value of the shares of the Funds may be computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset values. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

U.S. Government Money Fund
--------------------------

It is the policy of the U.S. Government Money Fund to use its best efforts to maintain a constant per share price equal to $1.00.


The portfolio instruments of the U.S. Government Money Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The valuation of the Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of the Fund's per share net asset value at $1.00 are permitted by a rule adopted by the Securities and Exchange Commission. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In accordance with the rule, the Trustees have established procedures designed to stabilize, to the extent reasonably practicable, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Trustees. In the event the Trustees determine that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause the Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                              EXCHANGE PRIVILEGE
                              ------------------

Class A, Class B and Class C shareholders of a Fund may exchange their shares for shares of the same class of other of the funds in the Van Eck Group of Funds. The Exchange Privilege will not be available if the proceeds from a redemption of shares of a Fund whose shares qualify are paid directly to the shareholder. The Exchange Privilege is not available for shares which are not on deposit with DST or Investors Fiduciary Trust Company ("IFTC"), or shares which are held in escrow pursuant to a Letter of Intent. If certificates representing shares of a Fund accompany a written exchange request, such shares will be deposited into an account with the same registration as the certificates upon receipt by DST.

The Funds each reserve the right to (i) charge a fee of not more than $5.00 per exchange payable to a Fund or charge a fee reasonably intended to cover the costs incurred in connection with the exchange; (ii) establish a limit on the number and amount of exchanges made pursuant to the Exchange Privilege and (iii) terminate the Exchange Privilege without written notice. In the event of such termination, shareholders who have acquired their shares pursuant to the Exchange Privilege will be afforded the opportunity to re-exchange such shares for shares of the Fund originally purchased without sales charge, for a period of not less than three (3) months.

By exercising the Exchange Privilege each shareholder whose shares are subject to the Exchange Privilege will be deemed to have agreed to indemnify and hold harmless the Trust and each of its series, their investment adviser, sub-investment adviser (if any), distributor, transfer agent, IFTC and the officers, directors, employees and agents thereof against any liability, damage, claim or loss, including reasonable costs and attorneys' fees, resulting from acceptance of, or acting or failure to act upon, or acceptance of unauthorized instructions or non-authentic telephone instructions given in connection with, the Exchange Privilege, so long as reasonable procedures are employed to confirm the authenticity of such communications. (For more information on the Exchange Privilege, see the Prospectuses).

                        TAX-SHELTERED RETIREMENT PLANS
                        ------------------------------

The Trust offers several prototype tax-sheltered retirement plans through which shares of a Fund may be purchased. These plans are more fully described below. IFTC, P.O. Box 418407, Kansas City, Missouri acts as the trustee and/or custodian (the "Trustee") under the retirement plans offered by the Trust. Persons who wish to establish a tax-sheltered retirement plan should consult their own tax advisers or attorneys regarding their eligibility to do so and the laws applicable thereto, such as the fiduciary responsibility provisions and diversification requirements and the reporting and disclosure obligations under the Employee Retirement Income Security Act of 1974. The Trust is not responsible for compliance with such laws. Further information regarding the retirement plans, including applications and fee schedules, may be obtained upon request to the Funds.

Individual Retirement Account and Spousal Individual Retirement Account. The IRA is available to all individuals, including self-employed individuals, who receive compensation for services rendered and wish to purchase shares of a Fund. An IRA may also be established pursuant to a SEP. Spousal Individual Retirement Accounts ("SPIRA") are available to individuals who are otherwise eligible to establish an IRA for themselves and whose spouses are treated as having no compensation of their own.

In general, the maximum deductible contribution to an IRA which may be made for any one year is $2,000 or 100% of annual compensation includible in gross income, whichever is less. If an individual establishes a SPIRA, after tax years ending on December 31, 1996, the maximum deductible amount that the individual may contribute annually is the lesser of $4000 or 100% of such individual's compensation includible in his/her gross income for such year; provided, however, that no more than $2,000 per year for either individual may be contributed to either the IRA or SPIRA. Contributions to a SEP are excluded from an employee's gross income and are subject to different limitations.

In the case of a taxpayer who is deemed to be an active participant in an employer-sponsored retirement plan, no deduction is available for contributions to an IRA or SPIRA if his adjusted gross income exceeds the following levels:
$35,000 for a single taxpayer, $50,000 for married taxpayers who file joint returns, and $10,000 for married taxpayers who file separate tax returns. (Married taxpayers who file joint tax returns will generally be deemed to be active participants if either spouse is an active participant under an employer-sponsored retirement plan.) All taxpayers, including those who are active participants in employer-sponsored retirement plans, will be able to make fully deductible IRA contributions at the same levels discussed above, if their adjusted gross income is less than the following levels: $25,000 for single taxpayers and $40,000 for married taxpayers who file joint returns.

In the case of taxpayers who are active participants in employer-sponsored retirement plans and who have adjusted gross income which exceeds these specified levels, deductible IRA contributions will be phased out on the basis of adjusted gross income between $25,000 and $35,000 for single taxpayers, adjusted gross income of $10,000 and under for married taxpayers who file separate returns, and combined adjusted gross income between $40,000 and $50,000 for married taxpayers who file joint returns. The $2,000 IRA deduction is reduced by $200 for each $1,000 of adjusted gross income in excess of the following levels: $25,000 for single taxpayers, $40,000 for married taxpayers who file joint returns, and $0 for married taxpayers who file separate returns. In the case of a taxpayer who contributes to an IRA and a SPIRA, the $4000 IRA deduction is reduced by $400 for each $1,000 of adjusted gross income in excess of $40,000.

Individuals who are ineligible to make fully deductible contributions may make nondeductible contributions up to an aggregate of $2,000 in the case of contributions (deductible and nondeductible) to an IRA and up to an aggregate of $2,250 in the case of contributions (deductible and nondeductible) to an IRA and SPIRA and the income upon all such contributions will accumulate tax free until distribution.

In addition, a separate IRA may be established by a "rollover" contribution, which may permit the tax-free transfer of assets from qualified retirement plans under specified circumstances. A "rollover contribution" includes a lump sum distribution received by an individual, because of severance of employment, from a qualified plan and paid into an individual retirement account within 60 days after receipt.

Dividends and capital gains earned on amounts invested in either an IRA or SPIRA are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Distributions from either an IRA or SPIRA prior to age 59-1/2, unless made as a result of disability or death, may result in adverse tax consequences and penalties. In addition, there is a penalty on contributions in excess of the contribution limits and other penalties are imposed on insufficient payouts after age 70-1/2.

Simplified Employee Pension Plan. A SEP may be utilized by employers to provide retirement income to employees by making contributions to employee SEP IRAs. Owners and partners may qualify as employees. The employee is always 100% vested in contributions made under a SEP. The maximum contribution to a SEP-IRA (an IRA established to receive SEP contributions) is the lesser of $30,000 or 15% of compensation, excluding contributions made pursuant to a salary reduction arrangement. Subject to certain limitations, an employer may also make contributions to a SEP-IRA under a salary reduction arrangement by which the employee elects contributions to a SEP-IRA in lieu of immediate cash compensation. The maximum amount which may be contributed to a SEP-IRA (for
1993) under a salary reduction agreement is the lesser of $8,994 (as adjusted for cost of living increases) or 15% of compensation. However, after December 31, 1996, contributions under a salary reduction arrangement are permitted only into SEP plans in existence on December 31, 1996.

Contributions by employers under a SEP arrangement up to the maximum permissible amounts are deductible for federal income tax purposes. Contributions up to the maximum permissible amounts are not includible in the gross income of the employee. Dividends and capital gains on amounts invested in SEP-IRAs are automatically reinvested by the Trustee in shares of the mutual fund that paid such amounts and accumulate tax-free until distribution. Contributions in excess of the maximum permissible amounts may be withdrawn by the employee from the SEP-IRA no later than April 15 of the calendar year following the year in which the contribution is made without tax penalties. Such amounts will, however, be included in the employee's gross income. Withdrawals of such amounts after April 15 of the year next following the year in which the excess contributions is made and withdrawals of any other amounts prior to age 59 1/2, unless made as a result of disability or death, may result in adverse tax consequences.

Qualified Pension Plans. The Qualified Pension Plan can be utilized by self-employed individuals, partnerships and corporations (for this purpose called "Employers") and their employees who wish to purchase shares of a Fund under a retirement program.

The maximum contribution which may be made to a Qualified Pension Plan in any one year on behalf of a participant is, depending on the benefit formula selected by the Employer, up to the lesser of $30,000 or 25 percent of compensation (net earned income in the case of a self-employed individual). Contributions by Employers to Qualified Pension Plans up to the maximum permissible amounts are deductible for Federal income tax purposes. Contributions in excess of permissible amounts will result in adverse tax consequences and penalties to the Employer. Dividends and capital gains earned on amounts invested in Qualified Pension Plans are automatically reinvested by the Trustee in shares of a Fund and accumulate tax-free until distribution. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties.

403(b)(7) Program. The Tax-Deferred Annuity Program and Custodial Account offered by the Fund (the "403(b)(7) Program") allows employees of certain tax exempt organizations and schools to have a portion of their compensation set aside for their retirement years in shares held in an investment company custodial account.

In general, the maximum limit on annual contributions for each employee is the lesser of $30,000 per year (as adjusted by the IRS for cost-of-living increases), 25% of the employee's compensation or the employee's exclusion allowance specified in Section 403(b) of the Code. However, an employee's salary reduction contributions to a 403(b)(7) Program may not exceed $9,500 a year (as adjusted for cost of living expenses). Contributions in excess of permissible amounts may result in adverse tax consequences and penalties. Dividends and capital gains on amounts invested in the 403(b)(7) Program are automatically reinvested in shares of a Fund. It is intended that dividends and capital gains on amounts invested in the 403(b)(7) Program will accumulate tax-free until distribution.

Employees will receive distributions from their accounts under the 403(b)(7) Program following termination of employment by retirement or at such other time as the employer shall designate, but in no case later than an employee's reaching age 65. Withdrawals of contributions prior to age 59-1/2, unless made as a result of disability, death or early retirement, may result in adverse tax consequences and penalties. Employees will also receive distributions from their accounts under the 403(b)(7) Program in the event they become disabled.


                              INVESTMENT PROGRAMS
                              -------------------

Dividend Reinvestment Plan. Reinvestments of dividends of the Funds, except for U.S. Government Money Fund, will occur on a date selected by the Board of Trustees. Reinvestment of U.S. Government Money Fund will occur on the last day of the month.

Automatic Exchange Plan. Investors may arrange under the Exchange Plan to have DST collect a specified amount once a month or quarter from the investor's account in one of the Funds and purchase full and fractional shares of another Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Exchange Plan are given in the application which is available from DST or the Funds. This does not apply to Class B or Class C shares.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Exchange Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Exchange Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Exchange Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Exchange Plan is completely voluntary and may be terminated on thirty days notice to DST.

Automatic Investment Plan. Investors may arrange under the Automatic Investment Plan to have DST collect a specified amount once a month or quarter from the investor's checking account and purchase full and fractional shares of a Fund at the public offering price next computed after receipt of the proceeds. Further details of the Automatic Investment Plan are given in the application which is available from DST or the Funds.

An investor should realize that he is investing his funds in securities subject to market fluctuations, and accordingly the Automatic Investment Plan does not assure a profit or protect against depreciation in declining markets. The Automatic Investment Plan contemplates the systematic purchase of securities at regular intervals regardless of price levels.

The expenses of the Automatic Investment Plan are general expenses of a Fund and will not involve any direct charge to the participating shareholder. The Automatic Investment Plan is completely voluntary. The Automatic Investment Plan may be terminated on thirty days notice to DST.

Automatic Withdrawal Plan. The Automatic Withdrawal Plan is designed to provide a convenient method of receiving fixed redemption proceeds at regular intervals from shares of a Fund deposited by the investor under this Plan. This Plan is not available to Class B or Class C shareholders. Further details of the Automatic Withdrawal Plan are given in the application which is available from DST or the Funds.

In order to open an Automatic Withdrawal Plan, the investor must complete the Application and deposit, or purchase for deposit, with DST, agent for the Automatic Withdrawal Plan, shares of a Fund having a total value of not less than $10,000 based on the offering price on the date the Application is accepted.

Income dividends and capital gains distributions on shares under an Automatic Withdrawal Plan will be credited to the investor's Automatic Withdrawal Plan account in full and fractional shares at the net asset value in effect on the reinvestment date.

Periodic checks for a specified amount will be sent to the investor, or any person designated by him, monthly or quarterly (January, April, July and October). A Fund will bear the cost of administering the Automatic Withdrawal Plan.

Redemption of shares of a Fund deposited under the Automatic Withdrawal Plan may deplete or possibly use up the initial investment plus income dividends and distributions reinvested, particularly in the event of a market decline. In addition, the amounts received by an investor cannot be considered as an actual yield or income on his investment since part of such payments may be a return of his capital. The redemption of shares under the Automatic Withdrawal Plan may give rise to a taxable event.

The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge payable with respect to such purchases. An investor may not have an Automatic Withdrawal Plan in effect and at the same time have in effect an Automatic Investment Plan or an Automatic Exchange Plan. If an investor has an Automatic Investment Plan or an Automatic Exchange Plan, such service must be terminated before an Automatic Withdrawal Plan may take effect.

The Automatic Withdrawal Plan may be terminated at any time (1) on 30 days notice to DST or from DST to the investor, (2) upon receipt by DST of appropriate evidence of the investor's death or (3) when all shares under the Automatic Withdrawal Plan have been redeemed. Upon termination, unless otherwise requested, certificates representing remaining full shares, if any, will be delivered to the investor or his or her duly appointed legal representatives.

                                 TAXES
                                 -----

Taxation of the Funds -- In General
-----------------------------------

Each Fund has qualified and intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Code. To so qualify, a Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of any of the following which was held less than three months (the "30% test"): (i) short sales of securities; (ii) stock or securities; (iii) options, futures or forward contracts (other than on foreign currencies) or (iv) foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities; and (c) satisfy certain diversification requirements.

As a regulated investment company, a Fund will not be subject to federal income tax on its net investment income and capital gain net income (capital gains in excess of its capital losses) that it distributes to shareholders if at least 90% of its net investment income and short-term capital gains for the taxable year are distributed. However, if for any taxable year a Fund does not satisfy the requirements of Subchapter M of the Code, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distribution to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings or profits.

Each Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute
(i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gain net income for the twelve month period ending on October 31 (or December 31, if the Fund so elects), and (iii) any portion (not taxed to the Fund) of the 2% balance from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Funds' Investments
----------------------------------

Original issue discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having an original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at
maturity of a debt obligation over the issue price.   Original issue discount is
treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount included in the income of a Fund each year is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest.

Debt securities may be purchased by a Fund at a discount which exceeds the original issue discount remaining on the securities, if any, at the time the Fund purchased the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the it makes the election to include market discount currently. Because a Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for it to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

Options and Futures Transactions Certain of the Funds' investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Funds' income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies, (ii) defer recognition of realized losses, and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to options and futures contracts. The extent to which the Funds make such investments may be materially limited by these provisions of the Code.

Foreign Currency Transactions Under section 988 of the Code, special rules are provided for certain foreign currency transactions. Foreign currency gains or losses from foreign currency contracts (whether or not traded in the interbank market), from futures contracts that are not "regulated futures contracts," and from unlisted options are treated as ordinary income or loss under section 988. A Fund may elect to have foreign currency-related regulated futures contracts and listed options subject to ordinary income or loss treatment under section
988. In addition, in certain circumstances, a Fund may elect capital gain or loss for foreign currency transactions. The rules under section 988 may also affect the timing of income recognized by a Fund.

Taxation of the Shareholders
----------------------------

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable as ordinary income to shareholders. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by such shareholders. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by shareholders during such period.

Distributions of net investment income and capital gain net income will be taxable as described above whether received in cash or reinvested in additional shares. When distributions are received in the form of shares issued by a Fund, the amount of the distribution deemed to have been received by participating shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating shareholders will have a basis for federal income tax purposes in each share received from a Fund equal to the fair market value of such share on the payment date.

Except in the case of the U.S. Government Money Fund, distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a return of their investment upon distribution which will nevertheless be taxable to them.

If a shareholder (i) incurs a sales load in acquiring shares in a Fund, and (ii) by reason of incurring such charge or making such acquisition acquires the right to acquire shares of one or more regulated investment companies without the payment of a load or with the payment of a reduced load ("reinvestment right"), and (iii) disposes of the shares before the 91st day after the date on which the shares were acquired, and (iv) subsequently acquires shares in that regulated investment company or in another regulated investment company and the otherwise applicable load charge is reduced pursuant to the reinvestment right, then the load charge will not be taken into account for purposes of determining the shareholder's gain or loss. To the extent such charge is not taken into account in determining the amount of gain or loss, the charge will be treated as incurred in connection with the subsequently acquired shares and will have a corresponding effect on the shareholder's basis in such shares.

Income received by a Fund may give rise to withholding and other taxes imposed by foreign countries. If more than 50% of the value of a Fund's assets at the close of a taxable year consists of securities of foreign corporations, the Fund may make an election that will permit an investor to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by that Fund, subject to limitations contained in the Code. When any of Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, International Investors Gold Fund, Gold/Resources Fund, Emerging Markets Growth Fund or Global Income Fund satisfies this requirement, the Fund will make such an election. As an investor, you would then include in gross income both dividends paid to you and the foreign taxes paid by the Fund on its foreign investments.

The Funds cannot assure investors that they will be eligible for the foreign tax credit. The Funds will advise shareholders annually of your share of any creditable foreign taxes paid by the Funds.

A Fund may be required to withhold federal income tax at a rate of 31% from dividends made to any shareholder who fails to furnish a certified taxpayer identification number ("TIN") or who fails to certify that he is exempt from such withholding or who the Internal Revenue Service notifies the Fund as having provided the Fund with an incorrect TIN or failed to properly report for federal income tax purposes. Any such withheld amount will be fully creditable on each shareholder's individual Federal income tax return.

The foregoing discussion is a general summary of certain of the current federal income tax laws affecting the Funds and investors in the shares. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors, some of which may be subject to special rules. Investors should consult their own advisors regarding the tax consequences, including state and local tax consequences, to them of investment in the Fund.

                                 REDEMPTIONS IN KIND
                                 -------------------

Each Fund elects to have the ability to redeem its shares in kind, committing itself to pay in cash all requests for redemption by any shareholder of record limited in amount with respect to each shareholder of record during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of such company at the beginning of such period.

                                 PERFORMANCE
                                 -----------

U.S. Government Money Fund
--------------------------

The U.S. Government Money Fund may advertise performance in terms of yield based on a seven day yield or an effective yield.

Seven-day yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective yield quotation is based on the seven days ended on the date of the calculation and is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: EFFECTIVE YIELD = [(BASE PERIOD RETURN +
1)365/7]-1 with the resulting yield figure carried to at least the nearest hundredth of one percent.

In calculating yield or effective yield quotations, the net change in an account value includes: (a) the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares; (b) all fees, other than nonrecurring account or sales charges, that are charged to all shareholder accounts in proportion to the length of the base period. The calculation excludes realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

The seven day yield and seven day effective yield for the U.S. Government Money Fund at December 31, 1996 were 3.94% and 4.02%, respectively.

--------------------------------------------------------------------------------

GLOBAL BALANCED FUND, GOLD OPPORTUNITY FUND, GLOBAL HARD ASSETS FUND, ASIA DYNASTY FUND, ASIA INFRASTRUCTURE FUND, GOLD/RESOURCES FUND, INTERNATIONAL INVESTORS GOLD FUND, GLOBAL INCOME FUND AND GLOBAL REAL ESTATE TRUST

--------------------------------------------------------------------------------

The above Funds may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as any of such Funds have been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
--------------------------------------------------------------------------------
          P(1+T)n = ERV

Where:    P   =  a hypothetical initial payment of $1,000
          T   =  average annual total return
          n   =  number of years
          ERV =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the year or period;
--------------------------------------------------------------------------------
The calculation assumes the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Average Annual Total Return for the Period ended December 31, 1995 (after maximum sales charge).

                                       1 Year   5  Years   10 Years     Life

International Investors
Gold Fund (Class A)                   (14.55)%      3.10%      3.32%    11.10%
International Investors
Gold Fund (Class C)                   (11.47)%         -              (13.45)%
Gold/Resources Fund (Class A)          (3.38)%      7.64%      3.48      5.44%
Gold Opportunity Fund (Class A)        (0.78)%         -          -      1.74%
Gold Opportunity Fund (Class C)          4.27%         -          -      4.84%
Global Income Fund (Class A)           (2.54)%      2.38%         -      7.88%
Asia Dynasty Fund (Class A)              1.46%         -          -      8.70%
Asia Dynasty Fund (Class B)              0.08%         -          -      4.57%
Global Balanced Fund (Class A)           7.00%         -          -      5.74%
Global Balanced Fund (Class B)           6.49%         -          -      5.77%
Asia Infrastructure Fund (Class A)      12.20%         -          -    (3.72)%
Global Hard Assets Fund (Class A)       38.73%         -          -     25.83%
Global Hard Assets Fund (Class C)       44.18%         -          -     28.92%

As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Funds, these Funds have no operating history and therefore, are not on the above chart.

The Global Balanced Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund, Gold Opportunity Fund, Global Hard Assets Fund, Global Real Estate Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

================================================================================

                 YIELD = 2[(A-B/CD + 1)to the sixth power -1]

Where:  A     =  dividends and interest earned during the period
        B     =  expenses accrued for the period (net of reimbursement)
        C     =  the average daily number of shares outstanding during the period that were

================================================================================

================================================================================
                 entitled to receive dividends
        D     =  the maximum offering price per share on the last day of the period after adjustment for payment of dividends within 30 days thereafter
================================================================================

The 30-day yield for the 30-days ended December 31, 1996 for the Class A shares of the Global Income Fund was 5.16%.

The Global Balanced Fund, Gold Opportunity Fund, Global Hard Assets Fund, Asia Dynasty Fund, Asia Infrastructure Fund, Gold/Resources Fund, Global Income Fund, Global Real Estate Fund, Emerging Markets Growth Fund, and International Investors Gold Fund may also advertise performance in terms of aggregate total return. Aggregate total return for a specified period of time is determined by ascertaining the percentage change in the net asset value of shares of the Fund initially acquired assuming reinvestment of dividends and distributions and without giving effect to the length of time of the investment according to the following formula:

=========================================
                [(B-A)/A](100)=ATR

Where:     A    =  initial investment
           B    =  value at end of period
         ATR    =  aggregate total return
 =========================================


The calculation assumes the maximum sales charge is deducted from the initial payment and assumes all distributions by the Funds are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

Aggregate Total Return for the period ended December 31, 1996 (after maximum sales charge).

                                       1 Year   5  Years   10 Years     Life
International Investors
Gold Fund (Class A)                   (14.55)%     16.50%     38.69%  7,391.4%
International Investors
Gold Fund (Class C)                   (11.47)%         -          -    (27.4)%
Gold/Resources Fund (Class A)          (3.38)%     44.53%     40.82%     77.9%
Gold Opportunity Fund (Class A)        (0.78)%         -          -       3.5%
Gold Opportunity Fund (Class C)          4.27%         -          -      9.85%
Global Income Fund (Class A)           (2.54)%     12.49%         -     108.3%
Global Balanced Fund (Class A)           7.00%         -          -      18.4%
Global Balanced Fund (Class B)           6.49%         -          -      18.5%
Asia Dynasty Fund (A)                    1.46%         -          -      37.1%
Asia Dynasty Fund (B)                    0.08%         -          -      16.0%
Asia Infrastructure Fund (Class A)      12.20%         -          -     (8.7)%
Global Hard Assets Fund (Class A)       38.73%         -          -      64.6%
Global Hard Assets Fund (Class C)       44.18%         -          -      73.5%

As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Funds, these Funds have no operating history and therefore, are not on the above chart.

Advertising Performance
-----------------------

As discussed in the Funds' Prospectus, the Funds may quote performance results from recognized publications which monitor the performance of mutual funds, and the Funds may compare their performance to various published historical indices. These publications are listed in Part B of the Appendix. In addition, the Funds may quote and compare their performance to the performance of various economic and market indices and indicators, such as the S & P 500, Financial Times Index, Morgan Stanley Capital International Europe, Australia, Far East Index, Morgan Stanley Capital International World Index, Morgan Stanley Capital International Combined Far East (ex-Japan) Free Index, Morgan Stanley Capital International Real Estate Index, Salomon Brothers World Bond Index, Salomon Brothers Global Real Estate Index, Salomon Brothers World Government Bond Index, GNP and GDP data. Descriptions of these indices are provided in Part B of the Appendix.

                                 ADDITIONAL INFORMATION
                                 ----------------------

Custodian. The Chase Manhattan Bank, Chase Metrotech Center, Brooklyn, New York 11245 is the custodian of the Trust's portfolio securities, cash, coins and bullion. The Custodian is authorized, upon the approval of the Trust, to establish credits or debits in dollars or foreign currencies with, and to cause portfolio securities of a Fund to be held by its overseas branches or subsidiaries, and foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the Securities and Exchange Commission.

Transfer Agent. DST Systems, Inc., P.O. Box 418407, Kansas City, Missouri, 64141, serves as the Funds' transfer agent.


Independent Accountants. Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serve as the independent accountants for the Trust.

Counsel. Goodwin, Procter & Hoar, Exchange Place, Boston, Massachusetts 02109, serves as counsel to the Trust.


                                 FINANCIAL STATEMENTS
                                 --------------------

The financial statements of Asia Dynasty Fund, Asia Infrastructure Fund, Global Hard Assets Fund, Global Balanced Fund, International Investors Gold Fund, Global Income Fund, Gold Opportunity Fund, Gold/Resources Fund and U.S. Government Money Fund for the fiscal year ended December 31, 1996, are hereby incorporated by reference from the Funds' Annual Reports to Shareholders, which have been delivered with this Statement of Additional Information and are available at no charge upon written or telephone request to the Trust at the address or telephone numbers set forth on the first page of this Statement of Additional Information. As the Emerging Markets Growth Fund and the Global Real Estate Fund are newly created series of the Van Eck Funds, these Funds have no operating history and, therefore, do not have a financial statement.

                                   APPENDIX
                                   --------
PART A.

Corporate Bond Ratings
----------------------

  Description of Moody's Investors Service, Inc. corporate bond ratings:

  Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

  A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors given security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

 Description of Standard & Poor's Corporation corporate bond ratings;

  AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligations. Capacity to pay interest and repay principal is extremely strong.

  AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

  A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

  BBB -- Bonds rated BBB are regarding as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

Preferred Stock Ratings
-----------------------

  Moody's Investors Service, Inc. describes its preferred stock ratings as:

  aaa - An issue which is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of convertible preferred stocks.

  aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

  a - An issue which is rated a is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

  baa - An issue which is rated baa is considered to be medium-grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

  ba - An issue which is rated ba is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safe-guarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

  b - An Issue which is rated b generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

  caa - An issue which is rated caa is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payment.

  ca - An issue which is rated ca is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

  c - This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of every attaining any real investment standing.

 Standard & Poor's Corporation describes its preferred stock ratings as:

  AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

  AA - A preferred stock issue rated AA also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

  A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions.


  BBB - An issue rated BBB is regarded as backed by an adequate capacity to play the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

  BB,B,CCC - Preferred stocks rated BB,B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Short-Term Debt Ratings
-----------------------

Description of Moody's short-term debt ratings:

Prime-1--Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by may of the following characteristics: leading market positions in well-established industries, higher rates of return of funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected be external conditions. Ample alternate liquidity is maintained.

Prime-3--Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's short-term debt ratings:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


B--Issues rated B are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

PART B
------

The publications and services from which the Funds will quote performance are:
Micropal, Ltd. (an international investment fund information service), Fortune, Changing Times, Money, U.S. News & World Report, Money Fund Scorecard, Morningstar, Inc., Business Week, Institutional Investor, The Wall Street Journal, Wall Street Transcripts, New York Post, Investment Company Institute publications, The New York Times, Barron's, Forbes magazine, Research magazine, Donaghues Money Fund Report, Donaghue's Money Letter, The Economist, FACS, FACS of the Week, Financial Planning, Investment Daily, Johnson's Charts, Mutual Fund Profiles (S&P), Powell Monetary Analysis, Sales & Marketing Management Magazine, Life magazine, Black Enterprise, Fund Action, Speculators Magazine, Time, NewsWeek, U.S.A Today, Wiesenberger Investment Service, Mining Journal Quarterly, Mining Journal Weekly, Northern Miner, Gold Gazette, George Cross Newsletter, Engineering and Mining Journal, Weekly Stock Charts-Canadian Resources, Jeweler's Circular Keystone, Financial Times, Journal of Commerce, Mikuni's Credit Ratings, Money Market Directory of Pension Funds, Oil and Gas Journal, Pension Funds and Their Advisers, Investment Company Data, Inc., Mutual Funds Almanac, Callan Associates, Inc., Media General Financial Services, Financial World, Pensions & Investment Age, Registered Investment Advisors, Aden Analysis, Baxter Weekly, Congressional Yellow Book, Crain's New York Business, Survey of Current Business, Treasury Bulletin, U.S. Industrial Outlook, Value Line Survey, Bank Credit Analyst, S&P Corporation Records, Euromoney, Moody's, Investment Dealer's Digest, Financial Mail, Financial Post, Futures, Grant's Interest Rate Observer, Institutional Investor, International Currency Review, International Bank Credit Analyst, Investor's Daily, German Business Weekly, GATT Trade Annual Report, and Dimensional Fund Advisers, Inc.

                              PERFORMANCE CHARTS

                BEST PERFORMING WORLD GOVERNMENT BOND MARKETS*
                          1986 THROUGH DECEMBER, 1996

                1986            JAPAN                  47.4%
                1987            U.K.                   46.6%
                1988            AUSTRALIA              28.8%
                1989            CANADA                 16.2%
                1990            U.K.                   30.9%
                1991            AUSTRALIA              23.5%
                1992            JAPAN                  10.8%
                1993            JAPAN                  27.6%
                1994            BELGIUM                12.2%
                1995            SWEDEN                 34.8%
                1996            ITALY                  27.2%

                  *in U.S. dollar terms

Source: Salomon Brothers World Government Bond Index, a market capitalization weighted total return index of developed world government bonds with remaining maturities of one year or more.

-------------------------

                  ANNUAL REAL (INFLATION-ADJUSTED) GDP GROWTH
                           (IN LOCAL CURRENCY TERMS)

                    1989      1990      1991     1992     1993      1994
                    ----      ----      ----     ----     ----      ----

 HONG KONG          2.6%       3.4%      5.1%     6.3%     6.4%     5.4%
 SINGAPORE          9.4%       8.1%      7.0%     6.4%     10.1%    0.1%
 THAILAND          12.2%      11.6%      8.4%     7.9%     8.2%     8.5%
 MALAYSIA           9.2%       9.7%      8.7%     7.8%     8.3%     8.7%
 INDONESIA          7.5%       7.2%      7.0%     6.5%     6.5%     7.3%
 PHILIPPINES        6.2%       3.0%     -0.5%     0.3%     2.1%     4.4%
 SOUTH KOREA        6.4%       9.5%      9.1%     5.1%     5.8%     8.4%
 CHINA              4.3%       3.9%      8.0%    13.2%     13.8%   11.9%

      Source: All Countries except Hong Kong: International Financial Statistics (International Monetary Fund) - 2/96
                      Hong Kong: Datastream

      GROSS DOMESTIC PRODUCT: THE MARKET VALUE OF ALL FINAL GOODS AND SERVICES PRODUCED BY LABOR AND PROPERTY SUPPLIED BY RESIDENTS OF THE APPLICABLE COUNTRY IN A GIVEN PERIOD OF TIME, USUALLY ONE YEAR. GROSS DOMESTIC PRODUCT COMPRISES
 (1) PURCHASES OF PERSONS (2) PURCHASES OF GOVERNMENTS (FEDERAL, STATE & LOCAL)
 (3) GROSS PRIVATE DOMESTIC INVESTMENT (INCLUDES CHANGE IN BUSINESS INVENTORIES) AND (4) INTERNATIONAL TRADE BALANCE FROM EXPORTS.

                      ASIAN STOCK MARKET TOTAL RETURNS**

The chart below provides returns for the key developing Asian stock markets for the given periods. While these markets can be volatile, the long-term returns may be greater than those achieved by more mature equity markets.

                                                                                        5 YR. COMPOUNDED     9 YR. COMPOUNDED
                                                                                       AVG. ANNUAL RETURN   AVG. ANNUAL RETURN

                1988    1989    1990    1991    1992    1993    1994    1995    1996             12/31/92             12/31/95
               -----   -----   -----   -----   -----   -----   -----   -----   -----             --------             --------
HONG KONG       22.7%    3.4%    3.7%   42.8%   27.4%  109.9%  -31.0%   18.2%    28.9%              23.0%                20.3%
INDONESIA      227.8%   77.1%    5.2%  -46.4%   -2.1%  102.2%  -27.0%    7.5%    25.4%              14.3%                22.8%
MALAYSIA        23.9%   52.6%   -9.9%    3.1%   15.7%  107.3%  -20.7%    4.0%    24.5%              19.7%                17.7%
PHILIPPINES     40.0%   62.9%  -47.7%   83.5%   37.1%  121.4%   -8.3%  -11.8%    16.8%              23.5%                22.7%
SINGAPORE       32.3%   43.3%  -15.8%   41.6%    3.0%   71.4%    4.7%   11.0%    -0.7%              15.3%                18.5%
SO. KOREA       94.0%    0.4%  -28.5%  -17.1%    0.0%   29.1%   22.1%   -4.6%   -38.4%              -1.5%                 0.8%
TAIWAN         117.3%   83.5%  -55.4%   11.8%  -24.6%   82.3%   19.7%  -30.2%    38.9%               9.8%                13.7%
THAILAND        41.6%  106.1%  -29.7%   18.1%   30.4%   97.8%  -11.2%   -5.7%   -38.0%              14.0%                14.0%


Source:     Morgan Stanley & Co. Incorporated

Performance provided in U.S. dollar terms and does not include reinvestment of dividends. Past performance is not indicative of future results.

**These are unmanaged indices and are not the investment results of the Fund nor are they the results the Fund would have obtained, which may vary from returns of these markets. Value of shares of the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

----------------------------

         MORGAN STANLEY CAPITAL INTERNATIONAL STOCK MARKET INFORMATION
                (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1995


                  1996   1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                  ----   ----   -----   -----   -----   -----   -----   -----   -----   -----   -----
AUSTRALIA         16.5%  11.2%    5.4%   35.2%  -10.8%   33.6%  -17.5%    9.3%   36.4%    9.3%   42.3%
AUSTRIA            4.5%  -4.7%   -6.3%   28.1%  -10.7%  -12.2%    6.3%  103.9%    0.6%    2.2%   34.7%
BELGIUM           12.0%  25.9%    8.2%   23.5%   -1.5%   13.8%  -11.0%   17.3%   53.6%    7.9%   78.4%
CANADA            28.5%  18.3%   -3.0%   17.6%  -12.2%   11.1%  -13.0%   24.3%   17.1%   13.9%    9.9%
DENMARK           21.8%  18.8%    3.8%   32.8%  -28.3%   16.6%   -0.9%   43.9%   52.7%   13.2%    1.2%
FINLAND           33.9%   4.6%   52.2%   82.7%  -13.0%  -18.1%  -31.7%   -9.6%   13.7%  N/A     N/A
FRANCE            21.2%  14.1%   -5.2%   20.9%    2.8%   17.8%  -13.8%   36.2%   37.9%  -13.8%   78.4%
GERMANY           13.6%  16.4%    4.7%   35.6%  -10.3%    8.2%   -9.4%   46.3%   20.6%  -24.8%   35.3%
HONG KONG         33.1%  22.6%  -28.9%  116.7%   32.3%   49.5%    9.2%    8.4%   28.1%   -4.1%   56.1%
IRELAND           32.4%  22.4%   14.5%   42.4%  -21.2%   12.2%  -16.7%   41.2%   25.1%  N/A     N/A
ITALY             12.6%   1.0%   11.6%   28.5%  -22.2%   -1.8%  -19.2%   19.4%   11.5%  -21.3%  108.3%
JAPAN            -15.5%   0.7%   21.4%   25.5%  -21.5%    8.9%  -36.1%    1.7%   35.4%   43.0%   99.4%
MALAYSIA          25.9%   5.2%  -19.9%  110.0%   17.8%    5.0%   -7.9%   55.8%   26.5%  N/A     N/A

                  1996   1995    1994    1993    1992    1991    1990    1989    1988    1987    1986
                  ----   ----   -----   -----   -----   -----   -----   -----   -----   -----   -----



NETHERLANDS       27.5%   27.7%   11.7%   35.3%    2.3%   17.8%   -3.2%   35.8%   14.2%    7.1%   40.7%
NEW ZEALAND       17.2%   20.9%    8.9%   67.7%   -1.4%   18.3%  -37.7%   11.4%  -13.8%  N/A     N/A
NORWAY            28.6%    6.0%   23.6%   42.0%  -22.3%  -15.5%    0.7%   45.5%   42.4%    5.7%   -2.5%
SINGAPORE         -6.9%    6.5%    6.7%   68.0%    6.3%   25.0%  -11.7%   42.3%   33.3%    2.3%   45.2%
SPAIN             40.1%   29.8%   -4.8%   29.8%  -21.9%   15.6%  -13.7%    9.8%   13.5%   36.9%  121.2%
SWEDEN            37.2%   33.4%   18.3%   37.0%  -14.4%   14.4%  -21.0%   31.8%   48.3%    2.0%   65.6%
SWITZERLAND        2.3%   44.1%    3.5%   45.8%   17.2%   15.8%   -6.2%   26.2%    6.2%   -9.5%   33.4%
UNITED KINGDOM    27.4%   21.3%   -1.6%   24.4%   -3.7%   16.0%   10.3%   21.9%    6.0%   35.1%   27.0%
US                23.2%   37.1%    1.1%    9.1%    6.4%   30.1%   -3.2%   30.0%   14.6%    2.9%   16.3%

                  MORGAN STANLEY CAPITAL INTERNATIONAL INDEX
                (IN US CURRENCY WITH NET DIVIDENDS REINVESTED)
                            AS OF DECEMBER 31, 1995

                     10 YEAR ANNUAL TOTAL RETURN
                     ---------------------------

      AUSTRALIA           11.4%
      AUSTRIA              7.6%
      BELGIUM             13.8%
      CANADA               9.3%
      DENMARK             15.2%
      FINLAND              N/A
      FRANCE              10.3%
      GERMANY              8.2%
      HONG KONG           21.9%
      IRELAND              N/A
      ITALY                0.5%
      JAPAN                3.4%
      MALAYSIA             N/A
      NETHERLANDS         16.9%
      NEW ZEALAND          N/A
      NORWAY              13.2%
      SINGAPORE           15.0%
      SPAIN               11.6%
      SWEDEN              16.4%
      SWITZERLAND         13.1%
      UNITED KINGDOM      15.1%
      USA                 14.4%



                           MARKET INDEX DESCRIPTIONS

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,079 companies listed on the stock exchanges of Europe, Australia, New Zealand and the Far East. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX (US$ TERMS): An arithmetic, market value-weighted average of the performance of over 1,515 companies listed on the stock exchanges of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above 22 countries.

MORGAN STANLEY CAPITAL INTERNATIONAL COMBINED FAR EAST EX-JAPAN FREE INDEX: An arithmetic, market value-weighted average of the performance of companies listed on the stock exchanges of the following countries: Hong Kong, Indonesia, Korea (Korea is included at 20% of its market capitalization in the Combined Free Index), Malaysia, Philippines Free, Singapore Free and Thailand. The combined market capitalization of these countries represents approximately 60% of the aggregate market value of the stock exchanges of the above seven countries.

SALOMON BROTHERS WORLD BOND INDEX (US$ TERMS): Measures the total return performance of high quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies:
Australian Dollars, Canadian Dollars, European Currency Units, French Francs, Japanese Yen, Netherlands Guilder, Swiss Francs, UK pounds Sterling, Us Dollars and German Deutsche Marks. Only high-quality, straight issues are included. The index is calculated on both a weighted basis and an unweighted basis. Generally, index samples for each market are restricted to bonds with at least five years' remaining life.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX (US$ TERMS): The WGBI includes the Government bonds markets of the United States, Japan, Germany, France, the United Kingdom, Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden and Austria. Country eligibility is determined based on market capitalization and investability criteria. A market's eligible issues must total at least US$20 billion, Y2.5 trillion and DM30 billion for three consecutive months for the market to be considered eligible for inclusion. Once a market satisfies this criteria, it will be added at the end of the following quarter. Guidelines by which a market may be excluded from the index have also been established. A market will be excluded if the market capitalization of eligible issues falls below half of all of the entry levels for six consecutive months. Once again, the market will be removed at the end of the following quarter. In addition, market entry barriers are a reason for exclusion despite meeting the size criteria (for example, if a market discourages foreign investor participation).

GROSS DOMESTIC PRODUCT: The market value of all final goods and services produced by labor and property supplied by residents of the United States in a given period of time, usually one year. Gross Domestic Product comprises (1) purchases of persons (2) purchases of governments (Federal, State & Local) (3) gross private domestic investment (includes change in business inventories) and
(4) international trade balance from exports. Nominal GDP is expressed in 1993 dollars. Real GDP is adjusted for inflation and is currently expressed in 1987 dollars.

                                    PART C

                               OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

a.) Financial Statements included in Prospectus (Part A):

           Financial Highlights or Selected per Share Data and Ratios of Asia Dynasty Fund for the fiscal period ended December 31, 1993, and for the years ended December 31, 1994, 1995 and 1996 (audited); of Asia Infrastructure Fund for the fiscal period ended December 31, 1994 and for the years ended December 31, 1995 and 1996 (audited); of Global Balanced Fund for the fiscal period ended December 31, 1993 and for the years ended December 31, 1994, 1995 and 1996 (audited); of Global Hard Assets Fund for the fiscal period ended December 31, 1994 and for the years ended December 31, 1995 and 1996 (audited); of Global Income Fund for the years ended April 30, 1998, 1989 and 1990 (not audited by Coopers & Lybrand LLP, the Fund's current auditors), for the years ended April 30, 1990, 1991 and 1992, for the eight months ended December 31, 1992 and for the years ended December 31, 1993, 1994, 1995 and 1996; of Gold Opportunity Fund for the fiscal period ended December 31, 1995 and for the fiscal period or year ended December 31, 1996; for Gold/Resources Fund for the years ended December 31, 1987, 1988, 1989 and 1990 (not audited by Coopers & Lybrand LLP, the Fund's current auditors), and for the years ended December 31, 1991, 1992, 1993, 1994, 1995 and 1996; for International
           Investors Gold Fund for the years ended December 31, 1992 and 1993, for the fiscal period or year ended December 31, 1994 and for the years ended December 31, 1995 and 1996; and for U.S. Government Money Fund for the years ended December 31, 1992, 1993, 1994, 1995 and 1996.

    The audited financial statements of the Registrant are included in Registrant's Annual Reports to Shareholders for the fiscal year or period ended December 31, 1996, filed with the Securities and Exchange Commission under
Section 30(b)(1) of the Investment Company Act of 1940, and have been incorporated in Part B hereof by reference:

b) Exhibits (An * denotes inclusion in this filing)

(1)(a) Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596); Form of First Amendment to Master Trust Agreement (incorporated by reference to Registration Statement No. 2-97596). Form of Second Amendment to Master Trust Agreement (incorporated by reference to Pre-Effective Amendment No. 1). Form of Third Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 1). Form of Fourth Amendment to Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 3). Form of Fifth Amendment to the Master Trust Agreement, adding World Income Fund as a series to the trust (incorporated by reference to Post-Effective Amendment No. 7). Form of Sixth Amendment to Master Trust Agreement, adding International Investors Fund as a series of the Trust and establishing investment limitations therefore, respectively, (incorporated by reference to Post-Effective Amendment No. 17). Form of Seventh Amendment to the Master Trust Agreement, adding Short-Term World Income Fund and International Equities Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 19).


(1)(b) Form of Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 20); Form of Amendment to the Master Trust Agreement changing the name of Short-Term World Income Fund to Short-Term World Income Fund-C and changing the name of International Equities Fund to International Growth Fund (incorporated by reference to Post-Effective Amendment No. 20); Form of Second Amendment to the Amended and Restated Master Trust Agreement adding Asia Dynasty Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 23); Third Amendment to the Amended and Restated Master Trust Agreement adding Global Balanced Fund as a series of the Trust and changing the name of International Investors Fund to International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 29); Fourth Amendment to the Amended and Restated Master Trust Agreement adding Global SmallCap Fund and Asia Infrastructure Fund as series of the Trust (incorporated by reference to Post-Effective Amendment No. 30); Form of Fifth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Form of Sixth Amendment to the Amended and Restated Master Trust Agreement (incorporated by reference to Post-Effective Amendment No. 35); Seventh Amendment to Amended and Restated Master Trust Agreement adding Global Hard Assets Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 36); Eighth Amendment to Amended and Restated Master Trust Agreement adding Gold Opportunity Fund as a series of the Trust (incorporated by reference to Post-Effective Amendment No. 37); Ninth Amendment to the Amended and Restated Master Trust Agreement adding Class B shares to Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund series of the Trust (incorporated by reference to Post-Effective Amendment No. 39).

(1)(c) Tenth Amendment to Amended and Restated Master Trust Agreement adding Emerging Markets Growth Fund (to be filed by Amendment).



(2) By-laws of Registrant (incorporated by reference to Registration Statement No. 2-97596).

(3)      Not Applicable.

(4)(a) Form of certificate of shares of beneficial interest of the World Trend Fund (incorporated by reference to Pre-Effective Amendment No. 1). Forms of certificates of shares of beneficial interest of Gold/Resources Fund and

         U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Form of certificate of shares of beneficial interest of the World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); Forms of certificates of shares of beneficial interest of the Short-Term World Income Fund-C and International Growth Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23); Form of certificate of Class B shares of beneficial interest of Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No.
         26); Form of certificate of Class A and Class B shares of beneficial interest of Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 26); Form of certificate of Class B shares of beneficial interest of the World Income Fund (incorporated by reference to Post-Effective Amendment No. 29); Certificate of Class A shares of beneficial interest of the World Income Fund; Form of certificate of Class A and Class B shares of beneficial interest of Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 30); Form of certificate of Class A and Class C shares of beneficial interest of Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 33); Form of certificate of Class A and Class C shares of beneficial interest of Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 35); Form of certificate of Class B shares of beneficial interest of Asia Infrastructure Fund, Global Hard Assets Fund and Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 39.

(4)(b) Instruments defining rights of security holders (See Exhibits (1) and (2) above).

(5)(a) Advisory Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(5)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Letter Agreement to add World Income Fund (incorporated by reference to Post-Effective Amendment No. 6)

(5)(c) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23).

(5)(d) Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 31).

(5)(e) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31); and. Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference to Post-Effective Amendment No. 34)

(5)(f) Advisory Agreement between Van Eck Associates Corporation and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(5)(g) Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37).

(5)(h) Sub-Advisory Agreement among Fiduciary International, Inc., Van Eck Associates Corporation and Van Eck Funds with respect to Global Balanced Fund (incorporated by reference to Post-Effective Amendment No. 27).

(5)(i) Form of Advisory Agreement between Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No. 36).




(5)(k)   Form of Sub-Advisory Agreement among Peregrine Asset Management (Hong
         Kong) Limited, Van Eck Associates Corporation and Van Eck Funds with respect to Emerging Markets Growth Fund (originally called Global Emerging Markets Fund) (incorporated by reference to Post-Effective Amendment No.46).

(6)(a) Distribution Agreement (incorporated by reference to Post-Effective Amendment No. 1).

(6)(b) Letter Agreement to add Gold/Resources Fund and U.S. Government Money Fund (incorporated by reference to Post-Effective Amendment No. 1); Letter Agreement to add World Income Fund (incorporated by reference to Post-Effective Amendment No. 6); and Letter Agreement to add Asia Dynasty Fund (incorporated by reference to Post-Effective Amendment No. 23)

(6)(c) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-Effective Amendment No. 31); Letter Agreement to add Gold/Resources Fund-C, International Investors Gold Fund-C, Global SmallCap Fund-C and Asia Infrastructure Fund-C (incorporated by reference to Post-Effective Amendment No.
           34); Letter Agreement to add Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 36); Form of Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37); Form of Letter Agreement adding Asia Select Portfolios (incorporated by reference to Post-Effective Amendment No. 41); and Form of Letter Agreement adding Core International Index Fund (incorporated by reference to Post-Effective Amendment No. 42)

(6)(d) Amendment to Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 9).

(6)(e) Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 12).

(6)(f) Letter Agreement to add Emerging Markets Growth Fund (to be filed by amendment).

(7) Form of Deferred Compensation Plan (incorporated by reference to Post-Effective Amendment No. 40).

(8)        Global Custody Agreement, as amended (to be filed by amendment).




(9)(a) Forms of Procedural Agreement, Customer Agreement and Safekeeping Agreement with Merrill Lynch Futures Inc. utilized by World Income Fund, and Forms of Procedural Agreement, Customer Agreement and Safe Keeping Agreement with Morgan Stanley & Co. utilized by World Income Fund (incorporated by reference to Post-Effective Amendment No. 9).

(9)(b) Commodity Customer's Agreement between World Income Fund and Morgan Stanley & Co. (incorporated by reference to Post-Effective Amendment No. 10 ).


(9)(c) Agreement and Plan of Redomicile and Reorganization between the Trust and International Investors Incorporated respecting the reorganization of International Investors Incorporated into the Trust as its fifth series, International Investors. (incorporated by reference to Post-Effective Amendment No. 17).

(9)(d) Form of Accounting and Administrative Services Agreement with respect to Asia Dynasty Fund (Incorporated by reference to Post-effective Amendment No. 23).

(9)(e) Accounting and Administrative Services Agreement with respect to Global Balanced Fund (incorporated by reference to Post-effective Amendment No. 31).

(9)(f) Letter Agreement to add Global SmallCap Fund and Asia Infrastructure Fund (incorporated by reference to Post-effective Amendment No. 31) and Letter Agreement to add Gold/Resources Fund and International Investors Gold Fund (incorporated by reference to Post-effective Amendment No. 34). Letter Agreement to add Global Hard Assets

           Fund (incorporated by reference to Post-effective Amendment No. 36). Letter Agreement to add Gold Opportunity Fund (incorporated by reference to Post-effective Amendment No. 37).

(9)(g) Form of Accounting and Administrative Services Agreement with respect to Global Emerging Markets Fund (incorporated by reference to Post-Effective Amendment No. 36).

(9)(h) Letter Agreement to add Emerging Markets Growth Fund (to be filed by amendment).

(10) Opinion of Goodwin, Procter & Hoar, including consent, with regard to World Trends Fund (incorporated by reference to Pre-Effective Amendment No. 1); Opinion Of Fund (incorporated by reference to Post-Effective Amendment No. 1); Opinion of Goodwin, Procter & Hoar with regard to World Income Fund (incorporated by reference to Post-Effective Amendment No. 7); Opinion of Goodwin, Procter & Hoar and consent with regard to International Investors (incorporated by reference to Post-Effective Amendment No. 17); Opinion of Goodwin, Procter and Hoar with regard to Asia Dynasty Fund (incorporated by reference to Post-effective Amendment No. 24); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class B shares of Asia Dynasty Fund and with respect to the issuance of Class A and Class B shares of Global Balanced Fund (incorporated by reference to Post-effective Amendment No. 27); Opinion of Goodwin, Procter & Hoar with respect to the issuance of Class A and Class B shares of Asia Infrastructure Fund and Global SmallCap Fund (incorporated by reference to Post-effective Amendment No. 31) and Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Global Hard Assets Fund (incorporated by reference to Post-effective Amendment No. 36). Opinion of Goodwin, Procter & Hoar, including consent, with regard to the issuance of Class A and Class C shares of Gold Opportunity Fund (incorporated by reference to Post-Effective Amendment No. 37). Opinion of Goodwin, Proctor & Hoar including consent, with regard to the issuance of Class B shares of Asia Infrastructure Fund, Gold Opportunity Fund and Global Hard Assets Fund (incorporated by reference to Post-Effective Amendment No. 40).




(10)(b) Opinion of Goodwin, Procter & Hoar, with respect to issuance of Class A, Class B and Class C shares of Emerging Markets Growth Fund (to be filed by amendment).

(11)       Not Applicable.

(12)       Not Applicable.

(13)       Not Applicable.

(14)(a) Forms of prototype "Keogh" and 403(b)(7) Plans utilized by registrant (incorporated by reference to Post-Effective Amendment No. 10).

(14)(b) Registrant's revised form of IRA Plan (incorporated by reference to Post-Effective Amendment No. 10).

(14)(c) Registrant's form of Simplified Employee Plan (incorporated by reference to Post-Effective Amendment No. 10).

(14)(d) Amendments to the Retirement Plan for Self-Employed Individuals, Partnerships and Corporation using shares of Van Eck Funds and International Investors Incorporated; Profit Sharing Plan Adoption Agreement. (incorporated by reference to Post-Effective Amendment No.
           14).

(15)(a) Plan of Distribution with respect to International Growth Fund and Asia Dynasty Fund Incorporated by reference to Post-Effective Amendment No. 23). Form of Plan of Distribution with respect to Class B shares of Asia Dynasty Fund (Incorporated by reference to Post-Effective Amendment No. 25). Form of Plan of Distribution with respect to Global Balanced Fund (Class A and B) and World Income Fund (Class B) (incorporated by reference to Post-Effective Amendment No.
           26). Letter Agreement to add Global SmallCap Fund (Class A) and Asia Infrastructure Fund (Class A) (incorporated by reference to Gold/Resources Fund (Class C), International Investors Gold Fund (Class C), Global (Class A) (incorporated by reference to Post-Effective Amendment No. 36). Form of Letter Agreement to add Gold Opportunity Fund (Class A and Class C) and Letter Agreement to add Global Hard Assets Fund (Class C) (incorporated by reference to Post-Effective Amendment No. 37. Form of Plan of Distribution with respect to Asia Infrastructure Fund (Class B), Global Hard Assets Fund (Class
           B) and Gold Opportunity Fund

           (Class B) (incorporated by reference to Post-Effective Amendment No.
           39).

(15)(b) Letter Agreement to add Emerging Markets Growth Fund (Class A/Class B/Class C).

(16)       Not applicable.

(17)     * Financial Data Schedule.

(18) Powers of Attorney (incorporated by reference from Post-Effective Amendment No. 5).

(19)       Not Applicable.

ITEM 25. Persons controlled by or under common control with Registrant

Not Applicable.

ITEM 26. Number of Holders of Securities

Set forth below are the number of Record Holders as of February 20, 1997 of each series of the Registrant:

           FUND
           NAME                                  NUMBER OF RECORD HOLDERS
           ----                                  ------------------------
                                           CLASS A      CLASS B       CLASS C
                                           -------      -------       -------
           Global Balanced Fund.....         2,548         292
           Asia Dynasty Fund........         3,374       1,086
           Asia Infrastructure Fund.           229          11
           International Investors
            Gold Fund...............        47,043                       153
           Gold/Resources Fund......        16,144
           Global Income Fund.......         4,715
           Gold Opportunity Fund....           681          63            80
           Global Hard Assets Fund..         1,805         167           246
           U.S. Government Money
            Fund.................... 1,439 holders
           Emerging Growth Markets
            Fund....................            99           6             9

ITEM 27. Indemnification

Reference is made to Article VI of the Master Trust Agreement of the Registrant, as amended, previously filed as Exhibit (1) to the Registration Statement.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification is against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and other Connections of Investment Adviser

Reference is made to Form ADV of Van Eck Associates Corporation (File No. 801-21340), as currently on file with the Securities and Exchange Commission, and to the caption "Management" in the Registrant's Prospectus and to the captions "The Distributor", "Investment Advisory Services" and "Trustees and Officers" in the Registrant's Statement of Additional Information.

ITEM 29. Principal Underwriters

(a) Van Eck Securities Corporation, principal underwriter for the Registrant, also distributes shares of Van Eck Worldwide Insurance Trust and Peregrine Funds.

(b) The following table presents certain information with respect to each director and officer of Van Eck Securities Corporation:

NAME AND PRINCIPAL                          POSITION AND OFFICES                            POSITION AND OFFICE
BUSINESS ADDRESS                              WITH UNDERWRITER                                WITH REGISTRANT
------------------                          --------------------                            -------------------
John C. van Eck       Chairman                                                          Chairman and President
 99 Park Avenue
 New York, NY 10016
Philip De Feo         President and Chief Executive Officer                             Trustee
 99 Park Avenue
 New York, NY 10016
Jan van Eck           Director and Executive Vice President                             None
 99 Park Avenue
 New York, NY 10016
Sigrid S. van Eck     Director, Vice President and Assistant Treasurer                  None
 270 River Road
 Briarcliff Manor,
 NY
Fred M. van Eck       Director                                                          Trustee
 99 Park Avenue
 New York, NY 10016
Derek van Eck         Director                                                          Executive Vice President
 99 Park Avenue
 New York, NY 10016
Michael G. Doorley    Vice President, Treasurer, Controller and Chief Financial Officer Vice President
 99 Park Avenue
 New York, NY 10016
Thaddeus Leszczynski  Vice President, General Counsel and Secretary                     Vice President and Secretary
 99 Park Avenue
 New York, NY 10016
Bruce J. Smith        Senior Managing Director, Portfolio Accounting                    Vice President and Treasurer
 99 Park Avenue
 New York, NY 10016
Joseph P. DiMaggio    None                                                              Controller
 99 Park Avenue
 New York, NY
Susan C. Lashley      Managing Director, Operations                                     Vice President
 99 Park Avenue
 New York, NY 10016
Keith Fletcher        Senior Managing Director and Chief Marketing Officer              None
 99 Park Avenue
 New York, NY 10016
Robin Kunhardt        Director, Product Management                                      None
 99 Park Avenue
 New York, NY 10016

(c) Not Applicable

ITEM 30. Location of Accounts and Records

The following table sets forth information as to the location of accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder.

      ACCOUNTS, BOOKS AND DOCUMENTS LISTED BY
        REFERENCE TO SPECIFIC SUBSECTION OF
             17 CFR 270 31A-1 TO 31A-3                 PERSON IN POSSESSION AND ADDRESS
      ---------------------------------------          --------------------------------
                 31a-1(b)(1)                    Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(2)(i)                 Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(2)(ii)                Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(2)(iii)               Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(2)(iv)                DST Systems, Inc.
                                                21 West Tenth Street
                                                Kansas City, Missouri 64105

                 31a-1(b)(3)                    Not Applicable

                 31a-1(b)(4)                    Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(5)                    Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, New York 10048

                                                Peregrine Asset Management (Hong Kong) Limited
                                                11/F, New World Tower - II
                                                16-18 Queen's Road Central
                                                Hong Kong

                 31a-1(b)(6)                    Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(7)                    Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

                 31a-1(b)(8)                    Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016

      ACCOUNTS, BOOKS AND DOCUMENTS LISTED BY
        REFERENCE TO SPECIFIC SUBSECTION OF
             17 CFR 270 31A-1 TO 31A-3                 PERSON IN POSSESSION AND ADDRESS
      ---------------------------------------          --------------------------------
                   31a-1(b)(9)                  Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, New York 10048
                                                Peregrine Asset Management (Hong Kong) Limited
                                                11/F, New World Tower - II
                                                16-18 Queen's Road Central
                                                Hong Kong
                   31a-1(b)(10)                 Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, New York 10048
                                                Peregrine Asset Management (Hong Kong) Limited
                                                11/F, New World Tower - II
                                                16-18 Queen's Road Central
                                                Hong Kong
                   31a-1(b)(11)                 Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, New York 10048
                                                Peregrine Asset Management (Hong Kong) Limited
                                                11/F, New World Tower - II
                                                16-18 Queen's Road Central
                                                Hong Kong
                   31a-1(b)(12)                 Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, New York 10048
                                                Peregrine Asset Management (Hong Kong) Limited
                                                11/F, New World Tower - II
                                                16-18 Queen's Road Central
                                                Hong Kong
                                                Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016
                   31a-1(c)                     Not Applicable
                   31a-1(d)                     Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016
                   31a-1(e)                     Not Applicable
                   31a-1(f)                     Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY 10016
                   31a-2(a)(1)                  Van Eck Associate's Corporation
                                                99 Park Avenue
                                                New York, NY 10016
                                                DST Systems, Inc.
                                                21 West Tenth Street
                                                Kansas City, MO 64105
                                                Peregrine Asset Management
                                                (Hong Kong) Limited
                                                11/F New World Tower II
                                                16-18 Queens Road Central
                                                Hong Kong
                                                Fiduciary International, Inc.
                                                Two World Trade Center
                                                New York, NY 10048
                   31a-2(b)                     Not Applicable
                   31a-2(c)                     Van Eck Securities Corporation
                                                99 Park Avenue
                                                New York, NY  10016
                   31a-2(d)                     Not Applicable
                   31a-2(e)                     Van Eck Associates Corporation
                                                99 Park Avenue
                                                New York, NY  10016
                   31a-3                        Not Applicable
                   All Other Records            Van Eck Funds
                   pursuant to the Rule         99 Park Avenue
                                                New York, NY 10016

ITEM 31. Management Services
----------------------------

                None


ITEM 32. Undertakings
         ------------

                Registrant undertakes to file a post-effective amendment using financial statements which need not be certified within four to six months from the effective date of Global Real Estate Fund.

                Registrant undertakes to furnish each person to whom a prospectus is delivered, with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 25th day of February, 1997.


                                    VAN ECK FUNDS


                                    By: /s/ John C. van Eck
                                        ----------------------------------
                                        John C. van Eck, President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


Signature                       Title                      Date

/s/ John C. van Eck
___________________       President, Chairman              2/25/97
John C. van Eck           and Chief Executive  Officer

/s/ Bruce J. Smith
___________________       Vice President and               2/25/97
Bruce J. Smith            Treasurer

/s/ Jeremy Biggs*
___________________       Trustee                          2/25/97
Jeremy Biggs

/s/ Richard Cowell*
___________________       Trustee                          2/25/97
Richard Cowell

/s/ Philip DeFeo          Trustee                          2/25/97
-------------------
Philip DeFeo

/s/ Wesley G. McCain*
___________________       Trustee                          2/25/97
Wesley G. McCain

/s/ Ralph F. Peters*
___________________       Trustee                          2/25/97
Ralph F. Peters

/s/ David J. Olderman*
___________________       Trustee                          2/25/97
David J. Olderman

/s/ Richard Stamberger*
_______________________             Trustee              2/25/97
Richard Stamberger

/s/ Fred M. van Eck*
_______________________             Trustee              2/25/97
Fred M. van Eck

/s/ John C. van Eck
_________________________

*Executed on behalf of Trustee by John C. van Eck, as attorney-in-fact.

                                 Exhibit Index
                                 -------------


Exhibit No.                  Item
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

Exhibit 17           Financial Data Schedule